PHL Variable
Insurance Company, In Rehabilitation
(a wholly owned subsidiary of
PHL Delaware, LLC)
Statutory Financial Statements and
Supplemental Schedules
December 31, 2024, 2023 and 2022

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Table of Contents

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Independent Auditors’ Report

The Rehabilitator and Special Deputy Rehabilitator
PHL Variable Insurance Company, In Rehabilitation:

Opinions

We have audited the financial statements of PHL Variable Insurance Company, In Rehabilitation (the Company), which comprise the statements of admitted assets, liabilities, capital and surplus as of December 31, 2024 and 2023, and the related statements of income (loss), and changes in capital and surplus, and cash flows for each of the years in the three-year-period ended December 31, 2024, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for the for each of the years in the three-year period ended December 31, 2024, in accordance with accounting practices prescribed or permitted by the Connecticut Insurance Department described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2024.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Connecticut Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Substantial Doubt About the Entity’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has entered rehabilitation proceedings in the Connecticut Superior Court on May 20, 2024, in response to the Company's hazardous financial condition. As discussed in Note 2, the Company has stated that substantial doubt exists about the Company’s ability to continue as a going concern. Management’s evaluation of the events and conditions and management’s plans regarding this matter are also described in Note 2, including that the ability of the Company to continue as a going concern is dependent on the moratorium enacted as a result of the rehabilitation proceedings and the court approved rehabilitation plan. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinions are not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.

•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the summary of investments - other than investments in related parties, the supplementary insurance information, and the supplementary schedule - reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Boston, Massachusetts
April 25, 2025

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Statements of Admitted Assets, Liabilities, Capital and Surplus
(in thousands)

	As of December 31,
	2024	2023
Admitted assets:
Bonds	$653,176	$683,640
Preferred stock	1,086	3,490
Common stock	1,692	2,363
Contract loans	74,874	72,430
Mortgage loans	23,771	46,332
Cash, cash equivalents and short-term investments	121,121	38,639
Derivatives	948	5,852
Receivables for securities	6,512	4,421
Other invested assets	111,669	120,458
Total cash and invested assets	994,849	977,625
Deferred and uncollected premium	5,420	6,039
Due and accrued investment income	3,211	3,225
Current federal and foreign income tax recoverable	—	1,238
Receivable from affiliates	13,599	1,264
Reinsurance amounts receivable	62,492	25,964
Other assets	132,747	68,511
Separate account assets	2,436,013	2,814,232
Total admitted assets	$3,648,331	$3,898,098

Liabilities:
Reserves for future policy benefits	$2,540,373	$390,248
Payable to affiliates	7,880	4,172
Funds held under coinsurance	806,306	828,587
Reinsurance payables	36,786	30,523
Net transfers due to (from) separate accounts	50,815	(85,252)
Other liabilities	28,260	23,062
Interest maintenance reserve (“IMR”)	—	14,750
Asset valuation reserve (“AVR”)	9,081	12,563
Separate account liabilities	2,436,013	2,814,232
Total liabilities	5,915,514	4,032,885

Capital and surplus:
Common stock, $5,000 par value (1,000 shares authorized; 500 shares issued and outstanding)	2,500	2,500
Paid-in surplus	283,333	283,333
Surplus notes	55,000	55,000
Unassigned surplus	(2,608,016)	(475,620)
Total capital and surplus	(2,267,183)	(134,787)
Total liabilities, capital and surplus	$3,648,331	$3,898,098

The accompanying notes are an integral part of these financial statements.

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Statements of Income (Loss) and Changes in Capital and Surplus
(in thousands)

	For the years ended December 31,
	2024	2023	2022
Income:
Net investment income and amortization of IMR	$32,923	$45,175	$52,505
Separate account net gain (loss) from operations	(100,797)	53,249	69,823
Commissions and expense allowances on reinsurance ceded	26,435	31,874	29,783
Reserve adjustments on reinsurance ceded	(147,014)	(235,287)	(226,336)
Fees associated with separate account and other miscellaneous income	55,130	59,095	59,901
Total income	(133,323)	(45,894)	(14,324)

Current and future benefits:
Net transfers (from) to separate accounts, net of reinsurance	(485,090)	(352,390)	(363,142)
Change in reserves for future policy benefits	2,093,888	193,669	24,998
Total current and future benefits	1,608,798	(158,721)	(338,144)

Operating and other expenses:
Commissions	3,924	5,115	5,546
Other operating expenses	19,188	21,772	19,493
Reserve adjustments on MODCO assumed and MODCO consideration	(48,674)	(92,197)	(96,465)
Other amounts ceded	307,040	339,752	381,894
Premium, payroll and miscellaneous taxes	5,536	7,090	7,028
Total operating and other expenses	287,014	281,532	317,496
Net gain (loss) from operations before federal income taxes	(2,029,135)	(168,705)	6,324
Federal and foreign income tax expense (benefit)	(14,517)	(6,435)	765
Net income (loss) from operations before realized capital gains (losses)	(2,014,618)	(162,270)	5,559
Realized capital gains (losses), net of income taxes and IMR	(66,807)	(10,797)	1,979
Net income (loss)	(2,081,425)	(173,067)	7,538

Changes in capital and surplus:
Change in unrealized capital gains (losses), net of tax	2,326	(1,924)	(10,253)
Change in deferred income tax	—	(29,150)	10,935
Change in non-admitted assets	(9,513)	23,508	(21,462)
Change in liability for reinsurance in unauthorized and certified companies	—	2,036	192
Change in reserve on account of change in valuation basis	—	—	434
Change in asset valuation reserve	3,482	(1,368)	4,184
Other surplus changes, net	(14,666)	—	613
Correction of prior period errors (see Note 2)	(32,600)	—	—
Net increase (decrease) in capital and surplus	(2,132,396)	(179,965)	(7,819)
Capital and surplus, beginning of year	(134,787)	45,178	52,997
Capital and surplus, end of year	$(2,267,183)	$(134,787)	$45,178

The accompanying notes are an integral part of these financial statements.
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PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Statements of Cash Flows
(in thousands)

	For the years ended December 31,
	2024	2023	2022
Cash provided by (used for) operations:
Premiums and annuity considerations	$222,596	$278,073	$250,727
Net investment income	42,421	49,357	48,487
Other income	(28,187)	132,800	152,748
Claims and benefits	(677,209)	(1,045,343)	(954,989)
Commissions and other expenses	23,646	58,450	63,068
Net transfers from (to) separate accounts	621,157	379,126	293,250
Federal income taxes recovered (paid)	1,453	6,620	(352)
Net cash provided by (used for) operations	205,877	(140,917)	(147,061)

Cash provided by (used for) investments:
Proceeds from sales, maturities and scheduled repayments of bonds	128,780	204,297	294,327
Proceeds from sales, maturities and scheduled repayments of stocks	2,411	2,169	3,023
Proceeds from sales, maturities and scheduled repayments of mortgage loans	20,954	1,509	1,319
Proceeds from sales, maturities and scheduled repayments of other investments	12,060	43,078	56,000
Cost of bonds acquired	(125,292)	(1,637)	(27,170)
Cost of stocks acquired	—	—	(408)
Cost of other investments acquired	(28,322)	(82,608)	(64,187)
Net decrease (increase) in contract loans	(2,444)	(2,081)	467
Net cash provided by (used for) investments	8,147	164,727	263,371

Cash provided by (used for) financing and miscellaneous sources:
Net deposits (withdrawals) of deposit-type contracts	(13,310)	(7,518)	(9,305)
Other cash provided (applied)	(118,232)	(54,305)	(55,117)
Net cash provided by (used for) financing and miscellaneous uses	(131,542)	(61,823)	(64,422)
Net decrease in cash and short-term investments	82,482	(38,013)	51,888
Cash and short-term investments, beginning of year	38,639	76,652	24,764
Cash and short-term investments, end of year	$121,121	$38,639	$76,652

The accompanying notes are an integral part of these financial statements.
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PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statement
(in thousands except where noted in millions or billions)

1.    Description of Business

PHL Variable Insurance Company, In Rehabilitation (“PHL” or the “Company”) is a wholly-owned subsidiary of PHL Delaware, LLC (“PHL Delaware” or the “Parent”). PHL is a provider of life insurance and annuity products. The Company’s life insurance products include universal life, variable universal life and other insurance products. The Company has both single-life and multiple-life products. Under multiple-life policies, several lives may be insured with the policy proceeds paid after the death of the first or last insured. The Company’s annuity products include deferred annuities and fixed indexed annuities. Annuity products accumulate for a number of years before periodic payments begin and enable the contract owner to save for retirement and provide options that protect against outliving assets during retirement. The Company‘s fixed indexed annuity products include single premium deferred equity indexed annuities and also single premium fixed indexed annuities. In November 2019, PHL stopped marketing and selling new business.

Effective October 1, 2019, PHL entered into a combined coinsurance funds withheld and modified coinsurance agreement (the “Concord Treaty”) that reinsures the total retained risk in PHL to a wholly-owned captive subsidiary, Concord Re, Inc. (“Concord”) that is licensed in Connecticut. Concord has a 30-year excess-of-loss agreement (the “XOL Agreement”) with Palisado Re, Inc. (“Palisado”), a subsidiary of PHL with a $450 million limit of coverage.

PHL, Concord, and Palisado (collectively, “PHL Companies”) entered rehabilitation proceedings in the Connecticut Superior Court (the “Court”) on May 20, 2024, as a result of the PHL Companies’ hazardous financial condition. Rehabilitation is a court proceeding that the insurance commissioner of a company’s state of domicile may initiate to take control of a company if it is in a hazardous financial condition.

The Court appointed the Connecticut Insurance Commissioner as the PHL Companies’ Rehabilitator. The Rehabilitator assumed control of the PHL Companies’ assets and will administer them under the Court’s supervision. The Rehabilitator is also empowered to take the necessary or appropriate actions approved by the Court to rehabilitate the PHL Companies.

2.    Summary of Significant Accounting Policies

The significant accounting policies, which are used by PHL in the preparation of its statutory financial statements, are described below.

Basis of presentation

These financial statements were prepared on the basis of accounting practices (“STAT”) prescribed or permitted by the Connecticut Insurance Department (the “Department” or “CID”). These practices are predominately promulgated by the National Association of Insurance Commissioners (the “NAIC”).

These practices differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). PHL does not prepare financial statements on a U.S. GAAP basis and, as a result, differences from U.S. GAAP are not readily determinable. The major differences from U.S. GAAP practices are as follows:

•       The costs related to acquiring business, principally commissions and certain policy issue expenses are charged to income in the year incurred for STAT and are capitalized as deferred acquisition costs (“DAC”) and then amortized for U.S. GAAP.
•       Statutory concepts such as non-admitted assets, asset valuation reserve and interest maintenance reserve are recognized only for STAT.
•       Bonds are primarily carried at amortized cost for STAT and at fair value for U.S. GAAP.
•       For certain deposit-type contracts in the accumulation stage and for annuity products, deposits are reported as annuity considerations (a revenue item) for statutory reporting, while U.S. GAAP reports these as deposits via the balance sheet.
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PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
•       Under STAT, for universal life and variable annuity contracts, premiums or deposits are recognized as revenue, and withdrawals are recognized as surrender benefits. Benefits, losses and related expenses are matched with premiums over the related contract periods. For U.S. GAAP, amounts received as payments for universal life, variable universal life and other investment-type contracts are considered deposits and are not included in premiums. Withdrawals taken from these contracts are generally considered returns of policyholder account balances and are not included in surrender benefits for U.S. GAAP.
•       Statutory reserves are based on different assumptions than they are under U.S. GAAP.
•       Assets and liabilities are reported net of reinsurance balances for STAT and gross for U.S. GAAP.
•       The statutory provision for federal income taxes represents estimated amounts currently payable based on taxable income or loss reported in the current accounting period as well as changes in estimates related to prior year taxes. Deferred income taxes are provided in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 101, Income Taxes, a Replacement of SSAP No. 10, and changes in deferred income taxes are recorded through surplus. SSAP No. 101 adopts the U.S. GAAP valuation allowance standard and also limits the recognition of deferred tax assets (“DTAs”) based on certain admissibility criteria. The U.S. GAAP provision would include a provision for taxes currently payable as well as deferred taxes, both of which would be recorded in the income statement. Under SSAP No. 101, in conjunction with SSAP No. 5 as modified to replace the “probable” standard with a “more likely than not” standard, companies must establish a liability related to uncertain tax positions where management determines that it is more likely than not a claimed tax benefit would not be sustained if audited. SSAP No. 101 specifically rejects the corresponding U.S. GAAP guidance. For U.S. GAAP, the Company accounts for income taxes in accordance with Accounting Standards Codification (“ASC”) 740, Accounting for Income Taxes. Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized. For both STAT and U.S. GAAP, the Company assesses all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances.
•       For STAT, wholly owned subsidiaries are not consolidated, but subsidiary earnings and losses and other changes in capital and surplus are accounted for as unrealized gains and losses. Dividends received from subsidiaries are treated as investment income. For GAAP, results of wholly owned subsidiaries are consolidated.
•       Surplus notes issued by the Company are recognized as surplus for STAT and debt for U.S. GAAP.
•       Under STAT, we consider forms of security that are acceptable to the Commissioner under Connecticut General Statutes Section 38a-86(a)(4) to recognize the credit for reinsurance. For GAAP, a reinsurance recoverable would be reported as an asset and assessed for impairment related to the credit risk of the reinsurer.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, such as possibility for elevated mortality rates and market volatility. We regularly review our projections and associated assumptions as part of our ongoing assessment of our business performance and risks. Small changes in assumptions or small deviations of actual experience from assumptions can have, and in the past have had, material impacts on our results of operations and financial condition, and as such, the range of scenarios around these projections is significant. Actual results may differ from those estimates. Significant estimates and assumptions used in determining insurance and contractholder liabilities, income taxes, contingencies and valuation allowances for invested assets are discussed throughout the Notes to Statutory Financial Statements.

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PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Recent accounting pronouncements

In 2023, the NAIC adopted revisions to SSAP No. 26, Bonds, and SSAP No. 43, Loan-Backed and Structured Securities, to incorporate the principles-based bond definition for use in determining whether an investment (i.e., security) qualifies for reporting as a bond into statutory accounting guidance and to address the accounting treatment for securities that do qualify as bonds. SSAP No. 2, Cash, Cash Equivalents, Drafts and Short-Term Investments, was also revised to exclude asset-backed securities from being reported as a cash equivalent or short-term investment. In 2024, the NAIC adopted revisions to SSAP No. 21, Other Admitted Assets, to provide guidance for debt securities that do not qualify as bonds under the principles-based definition. The 2024 adopted revisions prescribe accounting guidance (measurement method) for all residual interests regardless of legal form. In 2024, the NAIC also adopted Statutory Issue Paper No. 169, Principles-Based Bond Definition, to provide additional guidance. These revisions all have an effective date of January 1, 2025, and the Company is assessing the impact on its financial position and results of operations.

In 2024, the NAIC adopted revisions to SSAP No. 93, Investments in Tax Credit Structures, to expand guidance for inclusion of all tax credit investments regardless of structure. SSAP No. 94, State and Federal Tax Credits, was also revised to expand and amend guidance to include both purchased and federal tax credits. These revisions have an effective date of January 1, 2025, and the Company is assessing the impact on its financial position and results of operations.

The Company did not adopt any accounting standards during 2024 that had a material impact on these financial statements.

Going concern

As described in Note 1, in response to the PHL Companies’ hazardous financial condition, the PHL Companies entered rehabilitation proceedings in the Connecticut Superior Court on May 20, 2024. On June 25, 2024, the Court approved on a final basis a moratorium order that limits payments under some policies and annuities. The moratorium allows the PHL Companies to mitigate the high outflow of claim payments and is anticipated to be in place in some form until a rehabilitation plan is confirmed by the Court. Although the payments have been limited under the moratorium, the Companies have continued to record liabilities for the full amount of policyholder benefits. The claims payable balance for amounts in excess of the moratorium limits, where claims have already been paid up to the moratorium limit, is $230 million as of December 31, 2024 for the PHL Companies. Additionally, the PHL Companies have recorded a liability for interest on unpaid death claims, as would be required statutorily, of $8.5 million as of December 31, 2024. Claims payable for amounts in excess of the moratorium limits and the related liability for interest on unpaid death claims are reported within other liabilities, net of reinsurance. The Rehabilitator has evaluated the Company’s ability to continue as a going concern and concluded that substantial doubt exists about the Company’s ability to continue as a going concern.

The Company has incurred a net loss of $2.1 billion for the year ended December 31, 2024, with capital and surplus declining to $(2.2) billion at December 31, 2024. As of December 31, 2023, PHL’s RBC dropped to a mandatory control level and remained there during 2024. In recent years, PHL experienced adverse mortality in its universal life business, which contributed to a significant increase in claims volatility and PHL’s deteriorating financial condition.

As described in Note 1, the Concord Treaty provides PHL with reserve relief for certain life and annuity products. During 2023, the value of the underlying collateral supporting this treaty declined significantly, which resulted in the Company recognizing a reserve credit impairment charge of $776 million and $176 million for the years ended December 31, 2024 and 2023, respectively. PHL’s loss of full reserve credit results in PHL retaining additional risk for life and annuity products which places increased demand on the Company’s available capital and liquidity.

Although the Rehabilitator has estimated the Company has sufficient liquidity to meet its obligations for the next twelve months, such ability is subject to the moratorium order entered in the rehabilitation proceeding. Based on the significance of these conditions and events, the Rehabilitator concluded that substantial doubt exists about the Company’s ability to continue as a going concern. The goal of the rehabilitation proceeding is to develop a rehabilitation plan that maximizes the value of assets and equitably administers the business for the benefit of all policy and annuity holders.

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PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Risks and uncertainties

The Company is exposed to various risks and may face difficult economic conditions that could impact the Company’s results of operations, financial condition and liquidity.

Concord Treaty

At December 31, 2024, Concord’s capital and surplus was negative. It is uncertain whether Concord will have sufficient invested and other assets to support the Concord Treaty with PHL. PHL may need to further impair the reserve credit if Concord does not hold assets at least equal to the reserves that PHL is ceding. Included in the risk transferred to Concord are PHL’s older age universal life policies, which have a number of large face amount policies that are not reinsured to third parties and have generated significant losses in recent years as a result of adverse mortality.

Further Receivership Proceedings

As stated in Note 2, the goal of the rehabilitation proceeding is to develop a rehabilitation plan that maximizes the value of assets and equitably administers the business for the benefit of all policy and annuity holders. Depending on the outcome of a rehabilitation plan, there is a risk that some or all of the Company may be liquidated.

Liquidity Challenges

As of year-end 2019, PHL ceased underwriting activities. To mitigate the liquidity challenges posed by large claims and the lack of new revenue, as described in Note 2, on June 25, 2024, the Court approved on a final basis a moratorium order that limits payments under some policies.

XOL Agreement

Concord is a party to the XOL Agreement with Palisado, which provides coverage in the event assets are not sufficient to pay claims (see Note 1). However, for the year ended December 31, 2024, Palisado’s surplus was negative and, the full $450 million of the XOL was no longer available to Concord to support reserve credit to PHL.

Market Factors

Market factors, including interest rates, credit spreads, equity prices, derivative prices and availability, volatility, disruptions and strength of the capital markets, deflation and inflation, and government actions in response thereto could adversely impact results. The Rehabilitator takes measures to mitigate these risks, including the risks associated with investing in a changing interest rate environment. Although rising interest rates are generally positive to the Company’s economics, a sharp rise in interest rates, in the absence of other countervailing changes, would result in deterioration in the net unrealized position of the Company’s investment portfolio and, if long-term interest rates rise dramatically within a six to twelve-month time period, certain products may be exposed to disintermediation risk. Disintermediation risk refers to the risk that policyholders may surrender their contracts in a rising interest rate environment, requiring the liquidation of assets in an unrealized loss position. The Rehabilitator believes this risk is mitigated by the moratorium approved by the Court on June 25, 2024, which limits surrenders on all non-variable life and annuity products. It is also mitigated to some extent by surrender charge and market value adjustment protection provided by certain products, in particular the Company’s fixed indexed annuity and fixed annuity business. Lower interest rates are generally negative to the Company’s economics due to lower investment income and increases in asset adequacy reserves.

10

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Correction of errors from prior periods

The Company’s December 31, 2024 financial statements reflect the correction of prior period errors related to reserve valuation calculations for certain policies. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors, as of January 1, 2024, the Company recorded a $32.6 million decrease to surplus in the Statements of Income (Loss) and Changes in Capital in Surplus. The Company concluded the effects of these errors were immaterial to previously issued financial statements.

Investments

Investments are recognized in accordance with methods prescribed by the NAIC.

Investments in bonds include public and private placement bonds and mortgage-backed securities. Bonds with an NAIC designation of 1-5 are carried at amortized cost using the interest method while those with an NAIC designation of 6 are carried at the lower of amortized cost or fair value. Mortgage-backed and structured securities are assigned an NAIC designation in accordance with SSAP No. 43, Loan-Backed and Structured Securities. Amortized cost for mortgage-backed and structured securities is determined using the interest method, utilizing anticipated cash flows based upon prepayment assumptions. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. Amortization is adjusted for significant changes in estimated cash flows from the original purchase assumptions.

Redeemable preferred stock that has a NAIC designation of 1-3 is stated at amortized cost and those with a designation of 4-6 are carried at the lower of amortized cost or fair value. Mandatory convertible preferred, redeemable or perpetual, and perpetual preferred stocks are carried at the lower of fair value or the current effective call price.

With the exception of the Company’s investment in Federal Home Loan Bank (“FHLB”) common stock, unaffiliated common stock is carried at fair value. The Company’s investment in FHLB common stock is carried at cost, which represents the price at which the FHLB will repurchase the stock.

The Company’s only investments in subsidiary relate to Concord and Palisado. No value is admitted for these investments.

Short-term investments and cash equivalents are carried at amortized cost. PHL considers highly liquid investments purchased between ninety days and one year of maturity to be short-term investments and highly liquid investments purchased ninety days or less of maturity to be cash equivalents.

Mortgage loans on real estate are carried at the outstanding principal balance, less any allowances for credit losses.

Contract loans are generally reported at their unpaid balances and are collateralized by the cash values of the related policies.

Other invested assets primarily include limited partnerships, limited liability companies and residual tranches of securitizations. Interests in limited partnerships and limited liability companies are carried at cost adjusted for PHL’s equity in undistributed earnings or losses since acquisition, less allowances for other-than-temporary declines in value, based upon audited financial statements in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies. Residual tranches of securitizations are reported at the lower of cost or market. Recognition of net investment income occurs when cash distributions of income are received.

Realized capital gains and losses on investments are determined using the first-in, first-out (“FIFO”) method. Those realized capital gains and losses resulting from interest rate changes are deferred and amortized to income over the stated maturity of the disposed investment utilizing the Interest Maintenance Reserve (“IMR”) Grouped Method. Unrealized capital gains and losses, resulting from changes in the difference between cost and the carrying value of investments, are reflected in the Statements of Income (Loss) and Changes in Capital and Surplus.

11

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an other-than-temporary impairment (“OTTI”) charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP No. 43 is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments.

For securities that are not subject to SSAP No. 43, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. Impairment losses are recorded through the IMR.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP No. 43 requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP No. 43 until the recovery of value, the security is written down to fair value.

Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans.

Derivatives

Cash flows associated with derivative instruments and their related gains and losses are presented in the statement of cash flows as either proceeds of other investments or sales of other investments.

Interest Rate Swaps

An interest rate swap is an agreement between two parties to exchange cash flows in the future. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a floating rate indexed to a reference rate that resets periodically. At the outset of the contract, generally, there is neither an exchange of cash nor a payment of principal by the parties; hence the term “notional principal.” At each settlement date, the fixed and floating interest rates times the notional principal determine the cash flows to be exchanged, and the resulting net payment amount between these interest cash flows is made from one party to the other.

12

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
In 2024, the Company terminated all interest rate swaps. The Company used interest rate swaps to hedge against market risks in assets or liabilities from substantial changes in interest rates. In an interest rate swap, the Company agrees with another party (referred to as the counterparty) to exchange cash flows at specified intervals for a set length of time, based on the specified notional principal amount.

The Company used interest rate swaps to hedge exposure to changes in interest rates. The Company uses interest rate swaps to manage interest rate exposure to certain floating rate available-for-sale debt securities where the terms or expected cash flows of the hedged item closely match the terms or expected cash flows of the swap.

The Company valued qualified hedges at cost and changes in the value of these hedges are reflected directly through net investment income. For interest rate swaps used to hedge the cash flow variability or reinvestment risks associated with asset purchases, the impact was reflected through net investment income as the difference between income between bond coupons and swap payments.

The Company had no unrealized gain (loss) for non-qualified hedges representing interest rate swaps as of December 31, 2024, 2023 and 2022.

The Company had no net gain or loss recognized in unrealized gains (losses) during the reporting period resulting from derivatives that no longer qualify for hedge accounting.

The Company had derivatives accounted for as cash flow hedges of forecasted transactions and no derivative contracts with financing premiums.

Equity Index Options

An equity index option gives the option holder the right to buy or sell the equity index at a predetermined price (strike price) at a specified time (maturity) agreed upon at the inception of the contract. An equity index put option affords the holder the right to sell the equity index at a strike price at the maturity date while an equity index call option affords the holder the right to buy the equity index at the strike price.

The Company uses equity index put and call options. The Company is exposed to credit-related losses in the event of nonperformance by a counterparty’s failure to meet its obligations. Given the Company enters into derivative contracts with highly rated counterparties and diversifies this exposure across a number of counterparties, the Company is exposed to minimum credit risk.

The Company uses equity index put options primarily to hedge against market risks or the so-called “vega” Greek risk exposure (referring to the sensitivity of the fair value of assets and liabilities to changes in equity volatility) associated with certain annuity products. The Company uses equity index options in two instances: 1) To hedge against market risks from changes in equity index price associated with certain annuity products; or 2) To replicate the option payoff profile associated with certain equity-linked life and annuity products. The statutory accounting treatment for these options is that they are valued at fair or market value, and changes in the value of these options are reflected directly through surplus.

The unrealized gain (loss) representing equity index options was $2.0 million, $(1.7) million and $2.4 million as of December 31, 2024, 2023 and 2022, respectively.

The Company had no net gain or loss recognized in unrealized gains (losses) during the reporting period resulting from derivatives that no longer qualify for hedge accounting.

The Company had no derivatives accounted for as cash flow hedges of forecasted transactions and no derivative contracts with financing premiums.

13

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Net investment income

Net investment income primarily represents interest and dividends received or accrued on bonds, preferred stock, mortgage loans, cash equivalents and short-term investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively for any change in estimated yield-to-maturity. For partnership investments, income is earned when cash distributions of income are received. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. There was $6.9 million and $7.2 million gross due and accrued investment income at December 31, 2024 and 2023, respectively. There was $3.7 million and $3.9 million due and accrued investment income non-admitted at December 31, 2024 and 2023, respectively. There was $3.2 million and $3.2 million net due and accrued investment income at December 31, 2024 and 2023, respectively.

Non-admitted assets

In accordance with regulatory requirements, certain assets, including certain receivables, certain deferred tax assets and prepaid expenses, are not allowable and must be charged against surplus and are reported in the Statements of Income (Loss) and Changes in Capital and Surplus. Total non-admitted assets at December 31, 2024 and 2023 were $21.2 million and $11.7 million, respectively. Non-admitted deferred tax assets account for $0 and $0 of the total non-admitted asset balance for December 31, 2024 and 2023, respectively. Changes for the years ended December 31, 2024, 2023 and 2022 increased (decreased) surplus by $(9.5) million, $23.5 million and $(21.5) million, respectively.

Separate accounts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who can either choose to bear the full investment risk or can choose guaranteed investment earnings subject to certain conditions.

For contractholders who bear the investment risk, investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of PHL. The assets and liabilities are carried at fair value in accordance with SSAP No. 56, Separate Accounts, except for fixed index annuity contracts. Fixed index annuity contracts are accounted for at book value in accordance with Commissioner approval under Connecticut General Statute §38a-433. Net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Appreciation or depreciation of PHL’s interest in the separate accounts, including undistributed net investment income, is reflected in net investment income. Contractholders’ interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in net income.

PHL’s separate account products include variable annuities, indexed annuities and variable life insurance contracts. Many of PHL’s annuity contracts include various guaranteed minimum death, accumulation, withdrawal and income benefits. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Reserves for the guaranteed minimum death, accumulation, withdrawal and income benefits are determined in accordance with Actuarial Guideline (“AG”) 43 for indexed annuities and Valuation Manual Section 21 (“VM-21”) for variable annuities.

14

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
For market value adjusted separate accounts, contractholders are credited interest at a guaranteed rate if the account is held until the end of the guarantee period. If funds are withdrawn from the account prior to the end of the guarantee period, a market value adjustment is applied, which means that the funds received may be higher or lower than the account value, depending on whether current interest rates are higher, lower or equal to the guaranteed interest rate. In these separate accounts, appreciation or depreciation of assets, undistributed net investment income and investment or other sundry expenses are reflected as net income or loss in PHL’s interest in the separate accounts and transferred to the general account.

Insurance liabilities

Benefit and loss reserves, included in reserves for future policy benefits, are established in amounts adequate to meet estimated future obligations on policies in force. Benefits to policyholders are charged to operations as incurred.

Reserves for future policy benefits are determined using assumed rates of interest, mortality and morbidity consistent with statutory requirements. Most life insurance reserves for which the 1980 CSO mortality table is used as the mortality basis are determined using a modified preliminary term reserve method. For certain products issued on or after January 1, 2000, PHL adopted the 20 year select factors in the NAIC Valuation of Life Insurance Policies Model Regulation for both the basic and deficiency reserve, and PHL’s X factors for the deficiency reserve. Annuity reserves principally use AG33 and AG35 to calculate reserve balances without guarantees, AG43 to calculate fixed indexed annuity reserve balances with guarantees and VM-21 to calculate variable annuity reserves. AG33 and AG35 use prescribed methods and assumptions to determine the minimum statutory reserves. AG43 requires that reserves for contracts are based on the greater of the Standard Scenario Amount (“SSA”) and the Conditional Tail Expectation Amount (“CTE”). VM-21 requires stochastic projections to calculate CTE amounts under company and prescribed assumptions to determine the final reserve. The Company holds reserves greater than those developed under the minimum statutory reserving rules when it is determined that the minimum statutory reserves are inadequate. Actual results could differ from these estimates and may result in the establishment of additional reserves. The Company monitors actual experience and, where circumstances warrant, revises assumptions and the related estimates for policy reserves.

As of December 31, 2024 and 2023, the Company calculated its reserves for variable annuity products with guaranteed minimum death, accumulation and withdrawal benefits under VM-21. The Company calculates fixed indexed annuity reserves under the SSA of AG43, which exceeded the CTE scenario.

Claim and loss liabilities, included in reserves for future policy benefits, are established in amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Fees associated with separate accounts and other miscellaneous income

Fees consist of contract charges assessed against the fund values and are recognized when earned.

Premium income and related expenses

Generally, premium income and annuity considerations for fixed payment policies are recognized when due and premium income and annuity considerations for variable payment policies or contracts is recognized as income when paid. Related underwriting expenses, commissions and other costs of acquiring the policies and contracts are charged to operations as incurred.

For deposit-type variable annuity contracts in the accumulation stage, PHL reports deposits as revenues and withdrawals as benefits. This method of reporting applies to deposits and withdrawals for both general account activity and transfers to/from separate accounts.

15

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Stockholder dividends

In Connecticut, without prior approval by the insurance commissioner, the aggregate amount of dividends during any twelve month period shall not exceed the greater of (i) 10% of surplus to policyholders for the preceding calendar year or (ii) net gain from operations for such year. Connecticut law states that no dividend or other distribution exceeding an amount equal to an insurance company’s earned surplus may be paid without prior approval of the insurance commissioner. Based on this calculation, the Company has no dividend capacity for 2025.

Reinsurance

PHL utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance arrangements do not relieve the Company as primary obligor for policyholder liabilities.

Assets and liabilities related to reinsurance ceded contracts are reported on a net basis.

Other amounts ceded on the Statements of Income (Loss) and Changes in Capital and Surplus reflect certain adjustments related to the reinsurance arrangement with Concord including interest on funds withheld, separate account income and other initial coinsurance reserve adjustments for contract claims.

Contract claims (other liabilities) arising from the moratorium are ceded to reinsurers, and the direct contract claim payable (and corresponding ceded) increase is included in the reinsurance table within Footnote 4.

Pursuant to the moratorium, the Rehabilitator developed an “Override Agreement” as a supplement to PHL reinsurance agreements with third parties. The Override Agreement provides that a reinsurer will pay PHL, on a net basis, for the full insured benefit without diminution as a result of the moratorium. The reinsurance proceeds are placed into reinsurer-specific, interest-bearing, segregated bank accounts (“Segregated Accounts”). Amounts held in the Segregated Accounts may not be withdrawn by PHL or the reinsurer other than in very limited circumstances involving hardships. As of December 31, 2024, amounts reported within the Segregated Accounts totaled $23.3 million, including interest.

Income taxes

PHL Delaware is the direct parent of PHL. Effective starting in 2024, PHL and its subsidiaries, Concord and Palisado, joined the PHL Delaware consolidated return that also includes affiliate Magni Re, LTD. Consequently, PHL, Concord, and Palisado, all joined as parties to the PHL Delaware tax allocation agreement effective January 1, 2024. In January 2025, PHL formed Compass HTH (“Compass”), a wholly owned subsidiary treated as a disregarded entity for tax purposes, and Compass joined as party to the tax allocation agreement effective for January 1, 2025.

In accordance with the 2024 tax sharing agreement, each subsidiary computes their taxable income on a separate company basis and pays its respective tax liability to PHL Delaware. PHL Delaware will utilize the tax losses and other tax attributes of its subsidiaries to offset consolidated taxable income and recognize the tax savings relating to the utilized net operating losses as a benefit in the effective rate reconciliation. Under the tax sharing agreement, PHL Delaware will pay to PHL in the current year the tax benefit of tax attributes attributable to PHL and/or its subsidiaries that are used to reduce group taxable income. PHL will pay to its subsidiary in any subsequent year the tax benefit relating to the portion of such subsidiary’s tax attribute that reduces such subsidiary’s taxable income on a separate company basis.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Deferred tax assets are admitted in accordance with the admissibility test prescribed by SSAP No. 101. The change in deferred tax is recorded as a component of surplus. The Company’s deferred tax assets were subject to a full valuation allowance as of December 31, 2024.

16

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Surplus notes

On December 28, 2018, the Company issued 9.75% surplus notes that are due December 28, 2048 with a face value of $25.0 million. Interest and principal payments require the prior approval of the Department and may be made only out of surplus funds that the Department determines to be available for such payments under Connecticut insurance law. The interest on the notes is scheduled to be paid on December 28 of each year, commencing December 28, 2019. The Company did not request approval and made no interest payments for these notes in 2024, 2023 or 2022. The 9.75% surplus notes may be redeemed at the option of PHL at any time at the “make-whole” redemption price set forth in the Note Purchase Agreement. Connecticut insurance law provides that the notes are not part of the legal liabilities of PHL. PHL Holdings LLC (“PHL Holdings”), the parent company of PHL Delaware, holds the full balance of the notes.

On December 30, 2013, the Company issued 10.5% surplus notes that are due December 30, 2043 with a face value of $30.0 million. Interest and principal payments require the prior approval of the Department and may be made only out of surplus funds that the Department determines to be available for such payments under Connecticut insurance law. The interest on the notes is scheduled to be paid on December 30 of each year, commencing December 30, 2014. The Company did not request approval and made no interest payments for these notes in 2024, 2023 or 2022. The 10.5% surplus notes may be redeemed at the option of PHL at any time at the “make-whole” redemption price set forth in the Note Purchase Agreement. Connecticut insurance law provides that the notes are not part of the legal liabilities of PHL. PHL Holdings holds the full balance of the notes.

Below are the details on the outstanding surplus notes (in millions):

Item #	Date Issued	Interest Rate	Original Issue Amount of Note	Note Holder a Related Party (Y/N)	Carrying Value of Notes Prior Year	Carrying Value of Notes Current Year	Unapproved Interest and/or Principal

1000	12/30/2013	10.50%	$30.0	Y	$30.0	$30.0	$—
1001	12/28/2018	9.75%	25.0	Y	25.0	25.0	—
Total			$55.0		$55.0	$55.0	$—

Item #	Current Year Interest Expense Recognized	Life-to-Date Interest Expense Recognized	Current Year Interest Offset Percentage	Current Year Principal Paid	Life-to-Date Principal Paid	Date of Maturity

1000	$—	$15.8	N/A	$—	$—	12/30/2043
1001	—	—	N/A	—	—	12/28/2048
Total	$—	$15.8		$—	$—

17

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

Item #	Are Surplus Note payments contractually linked (Y/N)	Surplus Note payments subject to administrative offsetting provisions (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus (Y/N)	Is Asset Issuer a Related Party (Y/N)	Types of Assets	Principal Amount of Assets Received Upon Issuance	Book/Adjusted Carrying Value of Assets	Is Liquidity Source a Related Party to the Issuer (Y/N)

1000	N	N	N	N	Cash	$30.0	$30.0	N
1001	N	N	N	N	Cash	25.0	25.0	N
Total						$55.0	$55.0

The impact of any restatement due to prior quasi-reorganizations is a follows (in millions):

	Change in Surplus	Change in Gross Paid-in and Contributed Surplus

2016	$—	$(806.3)

Surplus

The portion of unassigned surplus increased (reduced) by cumulative unrealized gains (losses) was $(7.4) million and $(10.4) million as of December 31, 2024 and 2023, respectively.

Pursuant to SSAP No. 72, Surplus and Quasi-Reorganizations, the Company reclassified its negative unassigned surplus balance of $806.3 million to gross paid-in and contributed surplus as of December 31, 2016, which had the effect of setting the Company’s statutory unassigned surplus to zero as of this date. This change in accounting was approved by the Department.

Non-cash items

The Statements of Cash Flows exclude non-cash items, such as the following:

•Non-cash investment transactions, such as tax-free exchanges;
•Accretion of amortization or accrual of discount for investments;
•Depreciation expense; and
•Modified coinsurance (“MODCO”) reinsurance adjustments, including ceded/assumed premium amounts.

18

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The Statements of Cash Flows exclude the following significant non-cash items for the years ended December 31, 2024, 2023 and 2022, respectively as shown below, ceded under the Concord Treaty:

•$225.4 million, $273.4 million and $256.2 million of premium and annuity considerations for the years ended December 31, 2024, 2023 and 2022, respectively;
•$528.6 million, $803.5 million and $728.8 million of policyholder benefits for the years ended December 31, 2024, 2023 and 2022, respectively; and
•$22.3 million, $242.4 million and ($148.5) million change in funds withheld account for the years ended December 31, 2024, 2023 and 2022, respectively.

The Statements of Cash Flows also excluded the following significant non-cash items for the years ended December 31, 2024, 2023 and 2022:

•$15.0 million, $1.6 million and $6.8 million of non-cash investment exchanges for the years ended December 31, 2024, 2023 and 2022, respectively.

3.    Investments

Information pertaining to PHL’s investments, net investment income and capital gains and losses on investments follows.

Bonds, common stock and preferred stock

The carrying value and fair value of investments in bonds, common stock and preferred stock as of December 31, 2024 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$24,992	$—	$(1,759)	$23,233
All other governments	238	—	(46)	192
Political subdivisions	6,933	3	(1,346)	5,590
Special revenue	12,787	16	(1,459)	11,344
Industrial and miscellaneous (unaffiliated)	458,698	3,864	(53,686)	408,876
Hybrid securities	602	—	(27)	575
Mortgage-backed and asset-backed securities	148,926	310	(18,639)	130,597
Total bonds	$653,176	$4,193	$(76,962)	$580,407

Preferred stock	$1,086	$—	$—	$1,086
Common stock	$1,692	$—	$—	$1,692

19

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The carrying value and fair value of investments in bonds, common stock and preferred stock as of December 31, 2023 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$24,983	$3	$(2,089)	$22,897
All other governments	238	—	(42)	196
Political subdivisions	7,210	13	(1,159)	6,064
Special revenue	15,372	21	(1,565)	13,828
Industrial and miscellaneous (unaffiliated)	422,442	4,578	(47,203)	379,817
Hybrid securities	2,603	—	(61)	2,542
Mortgage-backed and asset-backed securities	210,792	87	(33,012)	177,867
Total bonds	$683,640	$4,702	$(85,131)	$603,211

Preferred stock	$3,490	$—	$(36)	$3,454
Common stock	$2,363	$—	$—	$2,363

The gross unrealized capital gains (losses) on bonds, common stock and preferred stock were not reflected in surplus for the years ended December 31, 2024 and 2023.

The aging of temporarily impaired general account debt securities as of December 31, 2024 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$106	$(5)	$23,082	$(1,754)	$23,188	$(1,759)
All other governments	—	—	192	(46)	192	(46)
Political subdivisions	—	—	5,058	(1,346)	5,058	(1,346)
Special revenue	983	(17)	9,814	(1,442)	10,797	(1,459)
Industrial and miscellaneous	150,196	(2,230)	229,293	(51,456)	379,489	(53,686)
Hybrid securities	248	(4)	327	(23)	575	(27)
Mortgage-backed and asset-backed securities	23,387	(740)	90,213	(17,899)	113,600	(18,639)
Total bonds	$174,920	$(2,996)	$357,979	$(73,966)	$532,899	$(76,962)
Number of positions at unrealized loss		187		327		514

There were 15 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months were $3.5 million.

20

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
As of December 31, 2024, securities in an unrealized loss position for greater than 12 months consisted of 327 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The aging of temporarily impaired general account debt securities as of December 31, 2023 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$92	$—	$22,741	$(2,089)	$22,833	$(2,089)
All other governments	—	—	195	(42)	195	(42)
Political subdivisions	—	—	5,469	(1,159)	5,469	(1,159)
Special revenue	—	—	13,224	(1,565)	13,224	(1,565)
Industrial and miscellaneous	10,996	(996)	318,095	(46,207)	329,091	(47,203)
Hybrid securities	—	—	2,542	(61)	2,542	(61)
Mortgage-backed and asset-backed securities	11,635	(306)	165,533	(32,706)	177,168	(33,012)
Total bonds	$22,723	$(1,302)	$527,799	$(83,829)	$550,522	$(85,131)
Number of positions at unrealized loss		18		436		454

There were 18 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months were $4.3 million.

As of December 31, 2023, securities in an unrealized loss position for greater than 12 months consisted of 436 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

21

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The carrying value and fair value of bonds as of December 31, 2024 by maturity are shown below.

	Carrying Value	Fair Value

Due in one year or less	$20,651	$23,547
Due after one year through five years	202,268	191,358
Due after five years through ten years	127,686	123,900
Due after ten years	149,780	128,709
Due after twenty years	152,791	112,893
Total	$653,176	$580,407

Corporate bonds are shown based on contractual maturity or contractual sinking fund payments. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties, or PHL may have the right to put or sell the obligations back to the issuers. Mortgage-backed and asset-backed securities (“ABS”) are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

The carrying values of PHL’s OTTI securities were $9.4 million and $1.3 million as of December 31, 2024 and 2023, respectively. The realized losses on OTTIs for impaired securities were $44.5 million, $0.8 million and $3.0 million in 2024, 2023 and 2022, respectively.

Internal and external prepayment models, which are widely accepted by the industry, are used in calculating the effective yield used in determining the carrying value of mortgage-backed and asset-backed securities. The retrospective method is applied in determining the prepayment adjustment.

Loan-backed securities

The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date, where historical cash flows are not readily available.

Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with current interest rates and the economic environment. The retrospective adjustment method is used to value these securities.

As of December 31, 2024, the Company had no OTTI recognized because the present value of cash flows expected to be collected is greater than the amortized cost basis of the securities.

Mortgage loans

The Company invests in mortgage loans that are collateralized by commercial properties, including multi-family residential buildings, which are managed as a single class of commercial mortgage loans. Mortgage loans are stated at original cost, net of principal payments and amortization. The Company segregates its portfolio by property type and geographic location. As of December 31, 2024 and 2023, the market values of mortgage loans were $22.0 million and $42.9 million, respectively. The allowance for loan losses at December 31, 2024 and 2023 were $0.1 million and $0.2 million, respectively.

22

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The following tables reflect the distribution of mortgage loans by property type as of December 31:

	2024	2023

Industrial	$1,425	$4,070
Multifamily	7,246	16,929
Office	9,368	9,667
Retail	5,852	12,326
Self-storage	—	3,573
Total mortgage loans	23,891	46,565
Less: Allowance for loan losses	120	233
Net mortgage loans	$23,771	$46,332

The following tables reflect the distribution of mortgage loans by geographic region as of December 31:

	2024	2023

East North Central	$8,270	$14,018
Mountain	5,112	5,227
Pacific	—	9,834
South Atlantic	6,253	13,046
West South Central	4,256	4,440
Total mortgage loans	23,891	46,565
Less: Allowance for loan losses	120	233
Net mortgage loans	$23,771	$46,332

The following tables summarize the Company’s commercial mortgage loan portfolio, net of allowance, loan-to-value (“LTV”) ratios and debt-service coverage (“DSC”) ratios using available data as of December 31. The ratios are updated as information becomes available.

	December 31, 2024
	DSC Ratios
	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$13,715	$—	$—	$—	$—	$—	$13,715
50% - 60%	4,234	5,822	—	—	—	—	10,056
60% - 70%	—	—	—	—	—	—	—
70% - 80%	—	—	—	—	—	—	—
80% and greater	—	—	—	—	—	—	—
Total	$17,949	$5,822	$—	$—	$—	$—	$23,771

23

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

	December 31, 2023
	DSC Ratios
	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$7,115	$4,930	$—	$—	$—	$—	$12,045
50% - 60%	9,317	—	3,555	—	—	—	12,872
60% - 70%	10,261	5,953	5,201	—	—	—	21,415
70% - 80%	—	—	—	—	—	—	—
80% and greater	—	—	—	—	—	—	—
Total	$26,693	$10,883	$8,756	$—	$—	$—	$46,332

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the DSC ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher DSC ratio could indicate a better quality loan.

To monitor credit quality, the Company primarily uses RBC code, which is the risk category used in the RBC calculation that is based on debt service coverage ratio and loan-to-value. The codes range from CM1 to CM7, with CM1 being the most stable. The Company holds $23.9 million CM1 loans as of December 31, 2024 and $46.6 million CM1 loans as of December 31, 2023. The maximum percentage of any one loan to the value of the collateral security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, acquired during 2024 and 2023 was 62% and 70%, respectively. All loans are current as of December 31, 2024 and 2023. In accordance with the rehabilitation, the Company did not file an RBC filing for the year ended December 31, 2024.

During 2024, the minimum and maximum lending rates for mortgage loans were 3.5% and 4.7%, respectively. There were no taxes, assessments, or amounts advanced not included in the mortgage loan total. There were no impairments on mortgage loans or any loans derecognized as a result of foreclosure for the years ended December 31, 2024, 2023 and 2022.

Other invested assets

Other invested assets as of December 31 are summarized below:

	2024	2023

Private equity	$14,093	$9,352
Direct equity	930	1,126
Credit funds	9,225	9,264
Collateralized fund obligation	3,776	4,198
Mezzanine partnerships	1,077	1,166
Mortgage and real estate	44,144	41,990
Surplus debentures	748	748
Residual tranches	37,676	52,614
Total other invested assets	$111,669	$120,458

24

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The Company has unfunded commitments related to its investments in limited partnerships in the amount of $40.6 million and $53.5 million as of December 31, 2024 and 2023, respectively. These unfunded commitments include separate account amounts of $23.9 million and $30.6 million as of December 31, 2024 and 2023, respectively. The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

Derivative instruments

Derivative instruments as of December 31 are summarized below:

	2024	2023
Put options:
Notional amount	$5,934	$41,049
Fair value	$416	$4,730
Carrying value	$416	$4,730

Call options:
Notional amount	$5,405	$23,968
Fair value	$532	$1,603
Carrying value	$532	$1,603

Interest rate swaps:
Notional amount	$—	$100,000
Fair value	$—	$(15,478)
Carrying value	$—	$—

Foreign currency forwards:
Notional amount	$—	$47,937
Fair value	$—	$(481)
Carrying value	$—	$(481)

Offsetting and netting of assets and liabilities

For the year ended December 31, 2024, the Company had net derivative assets of $0.9 million, which represented $1.8 million of gross derivative assets offset by $(0.9) million in derivative liabilities. For the year ended December 31, 2023, the Company had net derivative assets of $5.9 million, which represented $11.3 million of gross derivative assets offset by $5.4 million in derivative liabilities.

Restricted assets

Restricted assets (including pledged) relate mainly to statutory requirements of various jurisdictions, FHLB capital stock and derivative collateral pledged to counterparties. Restricted assets were $3.4 million and $3.4 million as of December 31, 2024 and 2023, respectively. These are included as assets on the Statements of Admitted Assets, Liabilities, Capital and Surplus.

25

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The Company is a member of the FHLB of Boston. The Company requested withdrawal from the FHLB which was approved on June 16, 2022 and will be effective on June 16, 2027. The Company has determined the estimated maximum borrowing capacity as $0. The Company calculated this amount in accordance with Connecticut General Statute §38a-55, Hypothecation of Assets, whereby a domestic insurer may not pledge, hypothecate or otherwise encumber its assets to secure its debt in excess of the lesser of 5% of admitted assets or 25% of surplus as reported in its last financial statement filed with the commissioner. The Company owned $0.8 million and $0.8 million of FHLB capital stock as of December 31, 2024 and 2023, respectively, which was not eligible for redemption.

As described in Note 2, pursuant to the moratorium, the Rehabilitator developed an Override Agreement that provides that a reinsurer will pay PHL, on a net basis, for the full insured benefit without diminution as a result of the moratorium, with the reinsurance proceeds placed into Segregated Accounts. As of December 31, 2024, amounts reported within the Segregated Accounts totaled $23.3 million.

5GI Securities

NAIC 5GI is assigned by an insurance company to certain obligations that meet all of the following criteria: (1) documentation necessary to permit a full credit analysis of a security by the NAIC Securities Valuation Office (“SVO”) does not exist or an NAIC Credit Rating Provider (“CRP”) credit rating for a Filing Exemption (“FE”) or Private Letter (“PL”) security is not available; and (2) the issuer or obligor is current on all contracted interest and principal payments; and (3) the insurer has an actual expectation of ultimate payment of all contracted interest and principal.

5GI securities as of December 31 are summarized below:

	Number of 5GI Securities		Aggregate BACV*		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Investment
(1) Bonds - Amortized Cost	—	—	$—	$—	$—	$—
(2) Loan-backed and structured securities - Amortized Cost	—	—	—	—	—	—
(3) Preferred Stock - Amortized Cost	—	—	—	—	—	—
(4) Preferred Stock - Fair Value	—	1	—	658	—	658
(5) Total (1+2+3+4)	—	1	$—	$658	$—	$658
———————
*Book Adjusted Carrying Value

Investments in subsidiaries

The table below provides the Company’s loss tracking for subsidiary, controlled and affiliated (“SCA”) entities:

	Reporting Entity’s Share of SCA’s Net Income (Losses)	Accumulated Share of SCA’s Net Income (Losses)	Reporting Entity’s Share of SCA’s Equity including Negative Equity	Guaranteed Obligation/Commitment for Financial Support (Yes/No)	Amount of the Recognized Guarantee under SSAP No. 5

Concord	$(240,013)	$(895,891)	$(608,139)	No	$—
Palisado	$(108,164)	$(176,619)	$(129,485)	No	$—

26

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
In 2021, the Department granted Concord permitted practices whereby Concord was authorized to (a) admit a receivable (the “XOL Asset”) in conjunction with the XOL Agreement, (b) not record a deferred tax liability on the XOL Asset, and (c) admit a $150.0 million prepaid expense asset (the “Prepaid Asset”) as an aggregate write-in for other than invested assets. As a result of the rehabilitation, the Department determined that permitted practices granted to the PHL Companies prior to the rehabilitation should be discontinued. As of December 31, 2024 and 2023, the balance of the XOL Asset was $300.7 million and $434.1 million, respectively, with the $300.7 million balance at December 31, 2024 being fully non-admitted. As of December 31, 2024 and 2023, the balance of the Prepaid Asset was $106.7 million and $125.0 million, respectively with the $106.7 million balance at December 31, 2024 being fully non-admitted. The Company had no guaranteed obligation or commitment for financial support to Concord or Palisado and admitted no value in these subsidiaries for the years ended December 31, 2024 and 2023.

Concentration of credit risk of financial instruments

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivative contracts with positive fair value or asset balances. The Company manages credit risk through the analysis of the underlying obligors, issuers and transaction structures. The Company reviews its debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. The Company also manages credit risk through industry and issuer diversification and asset allocation. The Company classifies debt securities into investment grade and below-investment-grade securities based on ratings prescribed by the NAIC. In a majority of cases, these classifications will coincide with ratings assigned by one or more Nationally Recognized Statistical Rating Organizations (“NRSRO”); however, for certain structured securities, the NAIC designations may differ from NRSRO designations based on the amortized cost of the securities in its portfolio. Maximum exposure to an issuer or derivative counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. As of December 31, 2024, the Company was not exposed to the credit concentration risk of any issuer other than U.S. government and government agencies backed by the faith and credit of the U.S. government, defined as exposure greater than 10% of total admitted assets. The top five largest exposures were NCA Realty Partners, University of Michigan, ALESCO Preferred Funding X, Ltd., AIC Enhanced Loan Fund, LLC and Connecticut Natural Gas. The Company monitors credit exposures by actively monitoring dollar limits on transactions with specific counterparties. The Company has an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. The Company uses ISDA Master Agreements with derivative counterparties which may include Credit Support Annexes with collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, the Company only enters into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one NRSRO.

27

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Net investment income

The principal components of net investment income for the years ended December 31 were as follows:

	2024	2023	2022

Bonds	$24,202	$35,392	$44,969
Preferred stock	96	151	300
Common stock	101	—	—
Mortgage loans	1,299	1,939	1,983
Contract loans	3,491	3,355	2,967
Cash and short-term investments	6,199	2,969	970
Other invested assets	7,099	10,151	8,348
Derivative instruments	(1,832)	(2,667)	(317)
Amortization of IMR	205	2,605	4,224
Less:
Other investment expenses	7,937	8,720	10,939
Net investment income	$32,923	$45,175	$52,505

For the years ended December 31, 2024, 2023 and 2022, the Company had 0 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0.

Capital gains and losses

The principal components of realized gains (losses) and changes in unrealized capital gains (losses) on investments for the years ended December 31 were as follows:

	Realized			Change in Unrealized
	2024	2023	2022	2024	2023	2022

Bonds	$(11,707)	$(4,231)	$(2,323)	$222	$(250)	$611
Preferred stock	(89)	(70)	(654)	96	431	(964)
Common stock	—	—	(383)	(670)	(600)	751
Short-term investments	48	(255)	4	—	—	—
Other invested assets	(34,892)	303	6,822	652	227	(15,639)
Derivative instruments	(5,401)	(446)	(2,044)	2,026	(1,732)	2,263
Mortgage loans	(250)	337	24	—	—	—
Income tax benefit (expense)	(14,516)	(6,435)	533	—	—	2,725
Net capital gains (losses)	$(66,807)	$(10,797)	$1,979	$2,326	$(1,924)	$(10,253)

Realized losses include other-than-temporary impairments of $44.5 million, $0.8 million and $3.0 million for the years ended December 31, 2024, 2023 and 2022, respectively.

28

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The proceeds and related gross realized gains and losses from sales of stocks and bonds for the years ended December 31 were as follows:

	2024	2023	2022

Proceeds from sales	$134,217	$202,512	$297,927
Gross gains on sales	3	1,360	8,038
Gross losses on sales	(65,182)	(30,173)	(16,820)

4.    Reserves for Future Policy Benefits and Reinsurance

The balances for PHL’s major categories of reserves for future policy benefits as of December 31 are summarized below:

	2024	2023

Life insurance reserves	$1,684,024	$1,700,052
Annuity reserves	545,582	268,184
Deficiency reserves	18,772	18,571
Various	1,300,000	284,688
Total before reinsurance ceded	3,548,378	2,271,495
Less: Reinsurance ceded	1,008,005	1,881,247
Reserves for future policy benefits	$2,540,373	$390,248

Ceded reserves for 2024 and 2023 include the reserves ceded to Concord as further discussed in the reinsurance section of this footnote.

The Company waives deduction of deferred fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

For a policy on which the substandard extra premiums are based upon a multiple of standard mortality, the substandard extra reserve is based upon the excess of such multiple over standard mortality. For a policy carrying a flat extra premium, the extra reserve is one half of the flat extra premium.

As of December 31, 2024 and 2023, the Company had $1.1 billion and $1.2 billion, respectively, of life insurance in force for which the gross premiums are less than net premiums according to the standard of valuation set by the Department. Reserves to cover the above insurance totaled $18.8 million and $18.6 million as of December 31, 2024 and 2023, respectively.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Prior to this reporting period, Concord and Palisado were exempted from recording asset adequacy reserves (“AAR”) in accordance with Section 38a-53-2 of the Regulations of Connecticut State Agencies (“AOMR Regulation”) pursuant to CGS Sec. 38a-91oo. As of December 31, 2023, the AAR for the Companies was $0. However, in September 2024, the CID informed the Companies that cash flow testing (“CFT”) will be required effective May 20, 2024, with any additional reserves to be carried by PHL that reflect any deficiency. As of December 31, 2024, the estimate of the Companies’ AAR is approximately $1.3 billion. The estimate is based on the CFT models and methodology employed in the “normal course” of reserve testing plus certain revised actuarial projection assumptions (e.g., lapse, mortality, interest rates), that are based on the Companies’ recent experience data and updated interest rate assumptions as developed by the Rehabilitator and its advisors.
29

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
In 2022, PHL updated its valuation rates for a small subset of payout annuities, increasing valuation rates from below statutory maximums to the lesser of statutory maximums or previously established strengthened valuation rates. This was recorded as a change in reserve basis and resulted in a beginning reserve reduction of $0.4 million for the year ended December 31, 2022.

Withdrawal characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31 were as follows:

	2024
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$25,724	$1,003,071	$—	$1,028,795	36%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	532,251	532,251	19%
Subtotal	25,724	1,003,071	532,251	1,561,046	55%

Subject to discretionary withdrawal - without adjustment:
- at book value (minimal or no charge or adjustment)	143,916	676,520	—	820,436	29%
- not subject to discretionary withdrawal	430,554	—	16,447	447,001	16%
Total individual annuity actuarial reserves	600,194	1,679,591	548,698	2,828,483	100%
Less: Reinsurance ceded	128,609	—	—	128,609
Total individual annuity actuarial reserves, net of reinsurance	$471,585	$1,679,591	$548,698	$2,699,874

	2023
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$50,905	$1,350,730	$—	$1,401,635	45%
- at book value less surrender charge of 5% or more	334	—	—	334	—%
- at market value	—	—	700,284	700,284	22%
Subtotal	51,239	1,350,730	700,284	2,102,253	67%

Subject to discretionary withdrawal - without adjustment:
- at book value (minimal or no charge or adjustment)	152,940	507,271	—	660,211	21%
- not subject to discretionary withdrawal	348,694	—	13,065	361,759	12%
Total individual annuity actuarial reserves	552,873	1,858,001	713,349	3,124,223	100%
Less: Reinsurance ceded	417,229	—	—	417,229
Total individual annuity actuarial reserves, net of reinsurance	$135,644	$1,858,001	$713,349	$2,706,994

30

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

	2024
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	792	792	3%
Subtotal	—	—	792	792	3%

Subject to discretionary withdrawal - without adjustment:
- at book value (minimal or no charge or adjustment)	24,808	—	—	24,808	83%
Not subject to discretionary withdrawal	4,121	—	—	4,121	14%
Total deposit fund liabilities	28,929	—	792	29,721	100%
Less: Reinsurance ceded	28,929	—	—	28,929
Total deposit fund liabilities, net of reinsurance	$—	$—	$792	$792

	2023
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	736	736	2%
Subtotal	—	—	736	736	2%

Subject to discretionary withdrawal - without adjustment:
- at book value (minimal or no charge or adjustment)	24,121	—	—	24,121	79%
Not subject to discretionary withdrawal	5,861	—	—	5,861	19%
Total deposit fund liabilities	29,982	—	736	30,718	100%
Less: Reinsurance ceded	29,982	—	—	29,982
Total deposit fund liabilities, net of reinsurance	$—	$—	$736	$736

31

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Withdrawal characteristics of life actuarial reserves as of December 31, 2024 were as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$52,827	$52,827	$137,980	$—	$—	$—
- Universal life	448,482	436,411	518,978	—	—	—
- Universal life with secondary guarantees	90,805	88,647	479,664	—	—	—
- Indexed universal life	24,906	24,455	24,599	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	12,405	12,405	17,470	—	—	—
- Variable life	—	—	—	—	—	—
- Variable universal life	23,304	23,254	24,226	121,814	121,824	121,909
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	419,021	XXX	XXX	—
- Accidental death benefits	XXX	XXX	279	XXX	XXX	—
- Disability-active lives	XXX	XXX	2,731	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	4,105	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	1,318,840	XXX	XXX	—

Total (gross: direct + assumed)	652,729	637,999	2,947,893	121,814	121,824	121,909
Less: Reinsurance ceded	577,898	563,139	879,105	—	—	—
Total, net	$74,831	$74,860	$2,068,788	$121,814	$121,824	$121,909

32

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Withdrawal characteristics of life actuarial reserves as of December 31, 2023 were as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$43,981	$43,981	$136,366	$—	$—	$—
- Universal life	474,505	460,499	520,530	—	—	—
- Universal life with secondary guarantees	99,268	95,520	490,703	—	—	—
- Indexed universal life	21,321	20,800	20,920	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	10,867	10,867	15,234	—	—	—
- Variable life	—	—	—	—	—	—
- Variable universal life	22,409	22,413	22,738	141,579	141,587	141,710
- Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	486,581	XXX	XXX	—
- Accidental death benefits	XXX	XXX	277	XXX	XXX	—
- Disability-active lives	XXX	XXX	3,172	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	3,455	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	18,647	XXX	XXX	—

Total (gross: direct + assumed)	672,351	654,080	1,718,622	141,579	141,587	141,710
Less: Reinsurance ceded	599,936	581,665	1,464,018	—	—	—
Total, net	$72,415	$72,415	$254,603	$141,579	$141,587	$141,710

Reinsurance

The Company’s reinsurance program varies based on the type of risk, for example:

•On July 18, 2023, Scottish Re (US), Inc. (“SRUS”) was ordered into liquidation by the State of Delaware. As a result of the Liquidation Order, all reinsurance agreements in which SRUS was the reinsurer were terminated on September 30, 2023. As a result, management recorded an impairment of $7.7 million on net claims recoverable from SRUS. As a result of the SRUS termination, the Company recaptured the associated SRUS treaties. The related reserve credit in the amount of $54.7 million was reduced to $0, as of the termination date.
•Effective October 1, 2019, the Company entered into a reinsurance agreement with Concord to reinsure all of the Company’s net retained business on a coinsurance funds withheld and modified coinsurance basis. The Company entered into the agreement to manage its long-term risk exposure and liquidity. The reserves ceded to Concord for these policies were $0.5 billion ~~a~~nd $1.3 billion for the years ended December 31, 2024 and 2023, respectively. As of December 31, 2024, these ceded reserves were collateralized by funds withheld of $806.3 million. As of December 31, 2023, these ceded reserves were collateralized by funds withheld of $828.6 million, and Concord’s XOL receivable and the Prepaid Asset of $434.1 million and $125.0 million, respectively.
•Effective October 1, 2017, the Company entered into an aggregate excess of loss reinsurance agreement with an affiliate reinsurer to reinsure aggregate losses on certain universal life contracts in excess of the annual attachment points specified in the treaty. The Company entered into the reinsurance treaty to manage surplus volatility associated with the Company's mortality risk.
33

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
•Effective April 1, 2016, the Company entered into a MODCO treaty with affiliate, Nassau Re (Cayman) Ltd., to reinsure 50% of the existing inforce business and future sales of the Company's fixed indexed annuity contracts. Under MODCO reinsurance, the assets held for the reinsured policies, and the liabilities associated with the business are retained by the Company, and the economic risks and rewards related to the business will be ceded to Nassau Re (Cayman) Ltd. through MODCO adjustments. Effective July 1, 2017 (“Amendment Date”), the treaty was amended to include reinsurance coverage on new Term business issued on or after the Amendment Date. Effective October 1, 2018, new issues of fixed indexed annuity were no longer reinsured under the treaty.
•Effective June 30, 2015, the Company entered into a MODCO reinsurance agreement with affiliate, Nassau Life Insurance Company (“NNY”). This agreement provides that NNY will retrocede, and the Company will reinsure, 80% of the inforce group executive ordinary (“GEO”) corporate-owned whole life insurance policies assumed by NNY from a third-party. Under MODCO, the assets, which are equal to the statutory reserves held for the reinsured policies, and liabilities associated with the assumed business are retained by NNY and the Company will receive the economic risks and rewards related to the assumed business through MODCO adjustments. Effective March 31, 2021, PHL entered into a MODCO reinsurance agreement, whereby PHL retroceded and Nassau Life and Annuity Company (“NLA”) reinsures 100% of these policies assumed by PHL from NNY. As of the effective date, NLA receives the economic risks and rewards related to the assumed business through MODCO adjustments. The Company received a ceding commission of $150 million for this reinsurance transaction, which was paid to Concord who reinsures that business under the existing Coinsurance Funds Withheld arrangement. In addition, Concord prepaid a portion of its future operating expenses. In 2021, the Department granted Concord permitted practices whereby Concord was authorized to admit the $150.0 million Prepaid Asset as an aggregate write-in for other than invested assets. As a result of the rehabilitation, the Department determined that permitted practices granted to the PHL Companies prior to the rehabilitation should be discontinued. As of December 31, 2024, the balance of the Prepaid Asset was $106.7 million, which was fully non-admitted. As of December 31, 2023, the balance of the Prepaid Asset was $125.0 million.
•For business sold prior to December 31, 2010, the Company’s retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. Beginning January 1, 2011, the Company’s retention limit on new business is $5 million for single life and joint first-to-die policies and $6 million for second-to-die policies.
•Effective October 1, 2009, the Company ceded all benefit risks, net of existing reinsurance, on all the remaining term insurance that was not part of the November 30, 2008 transaction.
•Effective November 30, 2008, the Company ceded all the benefit risks, net of existing reinsurance, on all the term life business inforce as of December 31, 2008, excluding the term plans introduced in 2008.
•Effective September 30, 2008, the Company entered into an agreement with affiliate, NNY, to cede 90% of all the benefit risks on Phoenix Accumulator Universal Life III and IV policies sold by PHL from January 1 to December 31, 2008. The reserves ceded to NNY for these policies were $56.2 million and $56.4 million at December 31, 2024 and 2023, respectively.
•On October 8, 2007, the Company entered into a reinsurance agreement, which covers 60% of the base contract for the Phoenix Portfolio Advisors deferred variable annuity. Any riders are not covered.

34

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31 is set forth below:

	2024	2023	2022

Direct premiums and annuity considerations	$374,184	$420,413	$403,853
Reinsurance assumed - non-affiliate	398	280	336
Reinsurance assumed - affiliate	4,379	3,864	4,872
Reinsurance ceded - non-affiliate	(95,100)	(95,484)	(106,229)
Reinsurance ceded - affiliate	(283,861)	(329,073)	(302,832)
Net premiums and annuity considerations	$—	$—	$—

Direct commissions and expense allowance	$3,612	$4,581	$5,159
Reinsurance assumed - non-affiliate	100	290	101
Reinsurance assumed - affiliate	211	244	286
Reinsurance ceded - non-affiliate	(522)	(200)	(1,281)
Reinsurance ceded - affiliate	(25,913)	(31,674)	(28,501)
Net commissions and expense allowance	$(22,512)	$(26,759)	$(24,236)

Direct policy and contract claims incurred	$512,892	755,469	746,974
Reinsurance assumed - non-affiliate	1,074	2,314	2,155
Reinsurance assumed - affiliate	23,310	82,756	81,636
Reinsurance ceded - non-affiliate	(126,864)	(200,194)	(174,515)
Reinsurance ceded - affiliate	(410,412)	(640,345)	(656,250)
Net policy and contract claims incurred	$—	$—	$—

Direct policy and contract claims payable	$378,245	$164,799
Reinsurance assumed - non-affiliate	102	566
Reinsurance ceded - non-affiliate	(42,600)	(55,827)
Reinsurance ceded - affiliate	(325,245)	(100,676)
Net policy and contract claims payable	$10,502	$8,862

Direct life insurance in force	$26,724,133	$31,553,595
Reinsurance assumed	1,797,140	1,701,733
Reinsurance ceded	(28,521,273)	(33,255,328)
Net insurance in force	$—	$—

The affiliate amounts in the tables above include amounts from affiliates.

35

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
In the event all, including affiliated, reinsurance agreements were to be terminated, the Company estimates the aggregate reduction in surplus would be $957.6 million, $622.7 million and $410.5 million for the years ended December 31, 2024, 2023 and 2022, respectively.

The Company entered into a multi-product reinsurance agreement with Concord in 2019 to manage the Company’s long-term risk exposure. Included in the multi-product reinsurance agreement are variable annuity contracts containing guaranteed minimum death benefits and guaranteed living benefits.

5.    Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2024 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$8	$2
Ordinary renewal	7,118	5,418
Total	$7,126	$5,420

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2023 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$28	$13
Ordinary renewal	7,803	6,026
Total	$7,831	$6,039

6.    Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from the following product lines/transactions into a separate account: Variable annuity, fixed indexed annuity and variable universal life. Separate account products are authorized by Connecticut General Statute §38a-433 as discussed in Footnote 2.

Effective July 2018, the Company started accounting for fixed indexed annuity contracts at book value in accordance with Commissioner approval under Connecticut General Statute §38a-433. All remaining separate accounts are accounted for at fair value in accordance with SSAP No. 56.

In accordance with the products/transactions recorded within the separate account, all assets are considered legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. As of December 31, 2024 and 2023, the Company’s separate account statement included legally insulated assets of $2,436.0 million and $2,814.2 million, respectively.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

36

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
To compensate the general account for the risk taken, the separate account paid risk charges of $39.0 million, $43.4 million, $46.1 million, $49.1 million and $51.2 million for the years ended December 31, 2024, 2023, 2022, 2021 and 2020, respectively. The general account paid $4.6 million, $8.4 million, $7.9 million, $8.4 million and $7.2 million relating to separate account guarantees for the years ended December 31, 2024, 2023, 2022, 2021 and 2020, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

Surrenders and withdrawals were $420.9 million, $285.9 million and $278.6 million for the years ended December 31, 2024, 2023, and 2022, respectively, and were reported as benefits in the Statements of Income (Loss) and Changes in Capital and Surplus.

The analysis of PHL’s separate accounts as of December 31, 2024 was as follows:

	Guaranteed	Non- guaranteed	Total

Premium considerations or deposits for the year ended December 31, 2024	$1,359	$8,238	$9,597
Reserves for account with assets at fair value as of December 31, 2024	$3,590	$671,458	$675,048
Reserves for account with assets at amortized cost as of December 31, 2024	1,676,243	—	1,676,243
Total reserves	$1,679,833	$671,458	$2,351,291
By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$1,672,542	$—	$1,672,542
Without market value adjustment and with current surrender charge of 5% or more	—	—	—
At fair value	—	655,011	655,011
At market value without fair value adjustment and with current surrender charge less than 5%	7,291	—	7,291
Not subject to discretionary withdrawal	—	16,447	16,447
Total	$1,679,833	$671,458	$2,351,291

37

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The analysis of PHL’s separate accounts as of December 31, 2023 was as follows:

	Guaranteed	Non- guaranteed	Total

Premium considerations or deposits for the year ended December 31, 2023	$128	$52,381	$52,509
Reserves for account with assets at fair value as of December 31, 2023	$3,631	$855,795	$859,426
Reserves for account with assets at amortized cost as of December 31, 2023	1,854,371	—	1,854,371
Total reserves	$1,858,002	$855,795	$2,713,797
By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$1,849,673	$—	$1,849,673
Without market value adjustment and with current surrender charge of 5% or more	—	—	—
At fair value	—	842,730	842,730
At market value without fair value adjustment and with current surrender charge less than 5%	8,329	—	8,329
Not subject to discretionary withdrawal	—	13,065	13,065
Total	$1,858,002	$855,795	$2,713,797

The net transfers to and from the separate accounts, included in annuity deposit funds and net transfers to separate accounts in the Statements of Income (Loss) and Changes in Capital and Surplus at December 31, 2024 and 2023 were as follows:

	2024	2023	2022

Transfers to separate accounts	$6,159	$3,701	$2,134
Transfers from separate accounts	(491,249)	(356,091)	(365,276)
Net transfers from (to) separate account	(485,090)	(352,390)	(363,142)
Reconciling adjustments:
MODCO allowance	—	—	—
Total adjustments	—	—	—
Adjusted transfers from (to) separate accounts	(485,090)	(352,390)	(363,142)
Transfers as reported in the Statements of Income (Loss) and Changes in Capital and Surplus	$(485,090)	$(352,390)	$(363,142)

38

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
7.    Federal Income Taxes

The components of the net deferred tax asset (liability) at period end and the change in those components are as follows:

	December 31, 2024			December 31, 2023			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$490,341	$33,692	$524,033	$77,894	$7,209	$85,103	$412,447	$26,483	$438,930
Statutory valuation allowance	483,654	28,669	512,323	68,938	1,067	70,005	414,716	27,602	442,318
Adjusted gross deferred tax assets	6,687	5,023	11,710	8,956	6,142	15,098	(2,269)	(1,119)	(3,388)
Less: Deferred tax assets non-admitted	—	—	—	—	—	—	—	—	—
Subtotal net admitted deferred tax assets	6,687	5,023	11,710	8,956	6,142	15,098	(2,269)	(1,119)	(3,388)
Less: Deferred tax liabilities	6,687	5,023	11,710	8,956	6,142	15,098	(2,269)	(1,119)	(3,388)
Net deferred tax assets	$—	$—	$—	$—	$—	$—	$—	$—	$—

	December 31, 2024			December 31, 2023			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	—	—	—	—	—	—	—	—	—
1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	—	—	—	—	—	—	—	—	—
2) Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	(335,817)	XXX	XXX	(20,218)	XXX	XXX	(315,599)
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	6,687	5,023	11,710	8,956	6,142	15,098	(2,269)	(1,119)	(3,388)
Deferred tax assets admitted as the result of application of SSAP No. 101	$6,687	$5,023	$11,710	$8,956	$6,142	$15,098	$(2,269)	$(1,119)	$(3,388)

	2024	2023

Ratio percentage used to determine recovery period and threshold limitation amount	—%	—%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$(2,238,783)	$(134,787)

	December 31, 2024		December 31, 2023		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of tax planning strategies
Adjusted gross DTAs	$6,687	$5,023	$8,956	$6,142	$(2,269)	$(1,119)
% of total adjusted gross DTAs	—%	—%	—%	—%	—%	—%
Net admitted adjusted DTAs	$6,687	$5,023	$8,956	$6,142	$(2,269)	$(1,119)
% of total net admitted adjusted gross DTAs	—%	—%	—%	—%	—%	—%

Management believes that there is insufficient positive evidence to support that it is more likely than not that the Company will realize the full tax benefits associated with its deferred tax assets and, consequently, it has recorded a full valuation allowance for statutory accounting purposes.

Regarding deferred tax liabilities that are not recognized, the Company has no temporary differences for which deferred tax liabilities have not been established.

39

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The components of current income taxes incurred in the Statements of Income (Loss) and Changes in Capital and Surplus and the net deferred tax asset (liability) recognized in the Company’s Statements of Admitted Assets, Liabilities, Capital and Surplus at December 31, 2024 and 2023 were as follows:

	2024	2023	Change
Current income tax:
Federal	$(14,517)	$(6,435)	$(8,082)
Subtotal	(14,517)	(6,435)	(8,082)
Federal income tax on net capital gains (losses)	14,517	6,435	8,082
Federal and foreign income tax expense (benefit) incurred	$—	$—	$—

Deferred tax assets:
Ordinary:
Future policyholder benefits	$297,814	$7,505	$290,309
Investments	8,776	5,678	3,098
Deferred acquisition costs	39,890	35,193	4,697
Net operating loss carryforward	140,577	25,608	114,969
Non-admitted assets	2,412	2,478	(66)
Other (including items <5% of total ordinary tax assets)	872	1,432	(560)
Subtotal	490,341	77,894	412,447
Statutory valuation allowance adjustment	483,654	68,938	414,716
Non-admitted	—	—	—
Admitted ordinary deferred tax assets	$6,687	$8,956	$(2,269)

Capital:
Investments	$33,692	$7,209	$26,483
Subtotal	33,692	7,209	26,483
Non-admitted	—	—	—
Statutory valuation allowance	28,669	1,067	27,602
Admitted capital deferred tax assets	5,023	6,142	(1,119)
Admitted deferred tax assets	$11,710	$15,098	$(3,388)

Deferred tax liabilities:
Ordinary:
Investments	$4,079	$3,742	$337
Policyholder reserves	2,608	5,214	(2,606)
Subtotal	6,687	8,956	(2,269)

Capital:
Investments	5,023	6,142	(1,119)
Deferred tax liabilities	11,710	15,098	(3,388)
Net admitted deferred tax assets (liabilities)	$—	$—	$—

40

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Reconciliation of federal income tax rate to actual effective rate:

	December 31, 2024
	Amount	Tax Effect	Effective Tax Rate

Income (loss) before taxes	$(2,085,625)	$(437,981)	21.0%
Interest maintenance reserve	(24,566)	(5,159)	0.2%
Dividends received deduction	(1,228)	(258)	—%
Tax sharing agreement (“TSA”) relief	(218)	(46)	—%
Return to provision	401	84	—%
Change in non-admitted assets	304	64	—%
Prior period adjustment	2,292	481	—%
Change in valuation allowance	2,108,602	442,806	(21.2%)
Other	38	9	—%
Total statutory income tax	$—	$—	—%

Federal income taxes incurred		$(14,563)	0.7%
Tax on capital gains (losses)		14,517	(0.7%)
Prior year overaccrual (underaccrual)		46	—%
Total statutory income tax		$—	—%

	December 31, 2023
	Amount	Tax Effect	Effective Tax Rate

Income (loss) before taxes	$(173,068)	$(36,344)	21.0%
Interest maintenance reserve	(13,574)	(2,851)	1.6%
Dividends received deduction	(1,629)	(342)	0.2%
TSA relief	(7,320)	(1,537)	0.9%
Return to provision	293	62	—%
Change in non-admitted assets	2,623	551	(0.3%)
Change in valuation allowance	331,431	69,601	(40.2%)
Other	51	9	—%
Total statutory income tax	$138,807	$29,149	(16.8%)

Federal income taxes incurred		$(7,943)	4.6%
Tax on capital gains (losses)		6,435	(3.7%)
Prior year overaccrual (underaccrual)		1,507	(0.9%)
Change in net deferred income tax expense (benefit)		29,150	(16.8%)
Total statutory income tax		$29,149	(16.8%)

41

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)

	December 31, 2022
	Amount	Tax Effect	Effective Tax Rate

Income (loss) before taxes	$7,770	$1,632	21.0%
Interest maintenance reserve	(6,247)	(1,312)	(16.9%)
Dividends received deduction	(1,922)	(404)	(5.2%)
TSA relief	(42,606)	(8,947)	(115.1%)
Return to provision	(233)	(49)	(0.6%)
Change in non-admitted assets	(7,715)	(1,620)	(20.8%)
Prior period adjustment	(124)	(26)	(0.3%)
Other	113	24	0.3%
Total statutory income tax	$(50,964)	$(10,702)	(137.7%)

Federal income taxes incurred		$745	9.6%
Tax on capital gains (losses)		(533)	(6.9%)
Prior year overaccrual (underaccrual)		20	0.3%
Change in net deferred income tax expense (benefit)		(10,934)	(140.7%)
Total statutory income tax		$(10,702)	(137.7%)

Carryforwards, recoverable taxes and IRC 6603 deposits:

	2024	2023

The Company had net operating loss carryforwards of	$669,418	$121,941

As of December 31, 2024, the Company has a net operating loss carryforward of $669.4 million. The balance of the Company’s net operating losses is not subject to expiration.

There is no income tax expense for 2024, 2023 and 2022 that is available for recoupment in the event of future net capital losses.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the Internal Revenue Code as of December 31, 2024 or 2023.

The Company’s U.S. federal income tax return for years 2021 and after may be selected for review by tax authorities. The Company does not anticipate any material assessments or adjustments to the Company’s liability resulting from the tax examinations of prior open year periods.

Uncertain tax positions are assessed under the applicable statutory accounting guidance. There were no unrecognized tax benefits relating to uncertain tax positions for the years ended December 31, 2024 and 2023. As of December 31, 2024, the Company has recognized no amount for interest or penalties related to uncertain tax positions. Based upon existing information, the Company does not expect a material change in the recognized liability in the next 12 months. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

42

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
PHL Delaware is the direct parent of PHL. Effective starting in 2024, PHL and its subsidiaries Concord and Palisado joined the PHL Delaware consolidated return that also includes affiliate Magni Re, LTD. Consequently, PHL, Concord, and Palisado, all joined as parties to the PHL Delaware tax allocation agreement effective January 1, 2024. In January 2025, PHL formed Compass, a wholly owned subsidiary treated as a disregarded entity for tax purposes, and Compass joined as party to the tax allocation agreement effective for January 1, 2025.

In accordance with the 2024 tax sharing agreement, each subsidiary computes their taxable income on a separate company basis and pays its respective tax liability to PHL Delaware. PHL Delaware will utilize the tax losses and other tax attributes of its subsidiaries to offset consolidated taxable income and recognize the tax savings relating to the utilized net operating losses as a benefit in the effective rate reconciliation. Under the tax sharing agreement, PHL Delaware will pay to PHL in the current year the tax benefit of tax attributes attributable to PHL and/or its subsidiaries that are used to reduce group taxable income. PHL will pay to its subsidiary in any subsequent year the tax benefit relating to the portion of such subsidiary’s tax attribute that reduces such subsidiary’s taxable income on a separate company basis.

Prior to 2024, PHL was ineligible to join the life/non-life consolidated return as it did not satisfy the five-year waiting period for life insurance companies to join non-life groups under Treas. Reg. 1.1502-47. In accordance with the PHL intercompany tax sharing agreement, each subsidiary computes their taxable income on a separate company basis and pays its respective tax liability to PHL. PHL will utilize the losses of its subsidiaries to offset consolidated taxable income and recognize the tax savings relating to the utilized net operating losses as a benefit in the effective rate reconciliation. Under the PHL tax sharing agreement, a subsidiary’s tax losses are maintained on a separate company basis and carryforward to reduce such subsidiary’s taxable income in future periods.

The Tax Cuts and Jobs Act provides a base erosion and anti-abuse tax (“BEAT”) which represents minimum tax calculated on a base equal to the taxpayer’s taxable income determined without regard to: (1) the tax benefits arising from base erosion payments, and (2) the applicable base erosion percentage of any NOL allowed for the tax year. The BEAT rate is 10% for tax years beginning in 2019 through 2025 and 12.5% for tax years beginning after December 31, 2025. The Company is a member of an “Aggregate Group” within the meaning of the IRC and the Aggregate Group’s base erosion payments are less than 3% of the Aggregate Group’s total deductions for the years ended December 31, 2024 and 2023. Accordingly, the BEAT liability was $0 for the years ended December 31, 2024 and 2023.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act (the “Act”). Effective for tax years beginning after December 31, 2022, the Act includes a new corporate alternative minimum tax (“CAMT”) on certain corporations. The Company has determined, as of the reporting date, that they are not subject to the CAMT in 2024.

8.    Related Party Transactions

The Nassau Companies of New York (“NCNY”), an affiliate, provides services and facilities to the Company that are reimbursed through an administrative services agreement. Expenses determined under the agreement were $12.2 million, $13.7 million and $11.4 million for the years ended December 31, 2024, 2023 and 2022, respectively. The amounts payable to NCNY were $5.4 million and $0.8 million as of December 31, 2024 and 2023, respectively.

1851 Securities Inc., a wholly owned subsidiary of NSRE BD Holdco LLC, an affiliate, is the principal underwriter of the Company’s variable universal life insurance policies and variable annuity contracts. Commissions paid by NNY on the Company’s behalf were $2.1 million, $2.3 million and $2.7 million for the years ended December 31, 2024, 2023 and 2022, respectively. There were no amounts payable as of December 31, 2024 and 2023.

NNY pays commissions to producers who sold the Company’s non-registered life and annuity products. The Company reimbursed NNY for commissions paid on the Company’s behalf of $3.4 million, $4.4 million and $4.7 million for the years ended December 31, 2024, 2023 and 2022, respectively. Commission amounts payable to NNY were $0.2 million and $0.2 million as of December 31, 2024 and 2023, respectively.

43

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The Company’s affiliate, Nassau Asset Management LLC (“NAMCO”), provides investment and related advisory services through an Investment Management Agreement. Expenses incurred under this agreement were $7.4 million, $8.6 million and $10.6 million for the years ended December 31, 2024, 2023 and 2022, respectively. There were no amounts due to NAMCO as of December 31, 2024 and 2023, respectively.

The general accounts of the Company has investments in various classes of notes of Nassau 2017-I Ltd., Nassau 2018-I Ltd., Nassau 2018-II Ltd., Nassau 2019-II Ltd., Nassau 2020-I Ltd., Nassau 2022-I Ltd., Nassau Euro CLO II DAC and NCC US 2023-1 WH (the “Nassau CLOs”) totaling $67.8 million par with a fair value of $45.6 million and $75.6 million par with a fair value of $53.6 million at December 31, 2024 and 2023, respectively. The separate accounts of the Company has investments in various classes of notes of Nassau 2017-I Ltd., Nassau 2017-II LTD., Nassau 2018-I Ltd., Nassau 2018-II Ltd., Nassau 2019-I Ltd., Nassau 2020-I Ltd., Nassau 2020-II Ltd., Nassau 2021-I Ltd., Nassau Euro CLO I DAC and Nassau Euro CLO III DAC (the “Nassau CLOs”) totaling $121.3 million par with a fair value of $57.0 million and $146.7 million par with a fair value of $70.0 million at December 31, 2024 and 2023, respectively. The Nassau CLOs are managed by NGC CLO Manager, LLC and NGC UK LLP, affiliates of PHL.

In September 2019, the Company invested cash and available-for-sale debt securities in Nassau 2019 CFO, LLC (“Nassau CFO”), a collateralized fund obligation managed by an affiliate. The Company’s equity investment in Nassau CFO was $9.7 million and $10.8 million at December 31, 2024 and 2023, respectively. The Company recorded net investment income from equity investments in Nassau CFO of $0.0 million and $0 for the years ended December 31, 2024 and 2023, respectively. The Company also invested in Class B Notes issued by Nassau CFO, which have a par value of $7.2 million and $10.3 million, and a fair value of $6.5 million and $9.4 million, at December 31, 2024 and 2023, respectively, and the Company recognized $0.7 million and $0.8 million of net investment income for the years ended December 31, 2024 and 2023, respectively.

In July 2019, the Company committed $10 million to Nassau Private Credit Onshore Fund LP. In April 2021, the Company made an additional commitment of $10 million. In June 2022, the Company made an additional commitment of $6.0 million. The Company's investment in Nassau Private Credit Onshore Fund LP has a fair value of $20.8 million and a remaining commitment of $10.7 million as of December 31, 2024.

In September 2022, the Company sold certain of its limited partnership and other invested assets to Nassau CFO 2022, a collateralized fund obligation managed by an affiliate. The Company received cash, Class C Notes, and Subordinated Notes issued by Nassau CFO 2022 as consideration with no gain or loss recognized on the sale. The Company's investment in Class C Notes issued by Nassau CFO 2022 have a par of $9.5 million and fair value of $9.5 million. The Company’s investment in Subordinated Notes issued by Nassau CFO 2022 have a par of $52.8 million and fair value of $59.4 million.

See Note 4 for additional information on reinsurance agreements with affiliates.

Loans receivable from related parties at December 31, 2024 and 2023 included a $0 and $34.9 million, respectively, secured loan to a related party, DSM Sands. This loan was fully impaired in 2024 as the borrower is no longer expected to have sufficient liquidity to repay the loans. The loans had semi-annual principal payments that began in 2022 with the final principal payment due in 2037 and charge interest at 8.5%. Interest income included in other miscellaneous income for the general account for these loans was $1.5 million, $3.1 million and $3.2 million for the years ended December 31, 2024, 2023 and 2022, respectively, in the Statements of Income (Loss) and Changes in Capital and Surplus. The loans were carried at amortized cost in the general account and presented as other assets on the Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company also made a loan from its separate account to the same related party. This loan was also fully impaired in 2024. This loan is carried at amortized cost in the separate account and had a balance of $0 and $118.0 million as of December 31, 2024 and 2023, respectively. Interest income included in the separate account for this loan was $5.0 million, $10.4 million and $10.8 million for the years ended December 31, 2024, 2023 and 2022, respectively.

44

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
9.    Fair Value Disclosures of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current arms-length transaction. Included in several investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Bonds and preferred stock

The Company uses pricing vendors to estimate fair value for the majority of its public bonds and preferred stocks. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. When pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote or by using an internal model. For the majority of private bonds and preferred stock, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spreads derived from public bond indices summed with a liquidity premium and takes into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. When the discounted cash flow model is not appropriate, the Company uses third party broker quotes or other internally developed values. Short-term investments include securities with a maturity of one year or less but greater than three months at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Common stock

Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Cash, cash equivalents, and short-term investments

The carrying amounts reported in the accompanying Statements of Admitted Assets, Liabilities, Capital and Surplus for these financial instruments approximate their fair values.

Derivatives

Fair values for over-the-counter (“OTC”), centrally cleared and exchange-traded derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount the Company would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). When pricing is not directly from counterparty’s valuation, then derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or the Company’s own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

45

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables the Company to mark-to-market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, the Company will continually refine its pricing models to correlate more closely to the market risk of these instruments.

Residual tranches, surplus debentures and certified capital companies (“capcos”)

Fair values for residual tranches, surplus debentures and capcos are based on quoted market prices, where available, or quoted market prices of comparable instruments. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Mortgage loans

The Company’s mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, less impairment write-downs and allowance for loan losses. Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value.

Investment contracts

PHL determines the fair value of deferred annuities with an interest guarantee of one year or less at the amount of the policy reserve. In determining the fair value of deferred annuities with interest guarantees greater than one year, the Company uses a discount rate equal to the appropriate U.S. Treasury rate plus 100 basis points to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Financial assets and liabilities measured at fair value

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.
•Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.
•Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

46

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The following table provides information as of December 31, 2024 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2024
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$—	$7,585	$7,585
Preferred stock	—	428	658	1,086
Common stock [1]	—	—	1,692	1,692
Subtotal	—	428	9,935	10,363

Derivative assets	—	1,814	—	1,814
Other invested assets	—	8,369	79	8,448
Separate account assets	779,873	55,731	66,099	901,703
Total assets at fair value	$779,873	$66,342	$76,113	$922,328

Liabilities at fair value:
Derivative liabilities	$—	$866	$—	$866
Total liabilities at fair value	$—	$866	$—	$866
———————
[1]Includes $767 Membership FHLB common stock.

The following table provides information as of December 31, 2023 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2023
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$—	$15,493	$15,493
Preferred stock	—	832	658	1,490
Common stock [1]	—	—	2,363	2,363
Subtotal	—	832	18,514	19,346

Derivative assets	—	11,320	—	11,320
Other invested assets	—	28,726	2,878	31,604
Separate account assets	898,135	100,365	62,121	1,060,621
Total assets at fair value	$898,135	$141,243	$83,513	$1,122,891

Liabilities at fair value:
Derivative liabilities	$—	$20,945	$—	$20,945
Total liabilities at fair value	$—	$20,945	$—	$20,945
———————
[1]Includes $767 Membership FHLB common stock.

47

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

Changes in Level 3 Assets and Liabilities Measured at Fair Value

The following table summarizes the changes in assets and liabilities classified in Level 3. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	2024	2023	2022
Level 3 Assets:
Balance, beginning of period	$83,513	$127,168	$70,830
Purchases	—	15,448	118,115
Sales	(4,448)	(6,852)	(1,218)
Transfers into level 3	4,064	19,283	5,534
Transfers out of level 3	(6,000)	(74,111)	(62,611)
Realized gains (losses)	(9,169)	2,241	875
Unrealized gains (losses)	8,153	336	(4,357)
Balance, end of period	$76,113	$83,513	$127,168

Transfers into Level 3 primarily represent private securities for which Level 2 input assumptions for valuation pricing were no longer available. Transfers out of Level 3 for the year ended December 31, 2024 were due to the increased market observability of similar assets and/or securities previously being held at fair value now being carried at amortized cost.

Transfers out of Level 3 for the years ended December 31, 2023 and 2022 primarily represented separate account assets backing fixed indexed annuity contracts being accounted for at book value as discussed in Footnote 2.

For Level 3, inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s best estimate of what hypothetical market participants would use to determine fair value. Examples of valuation techniques used based on unobservable inputs include, but are not limited to, internal models, direct broker quotes and professional judgment.

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2024 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$580,407	$653,176	$—	$342,207	$238,200	$—
Preferred stock	1,086	1,086	—	428	658	—
Common stock	1,692	1,692	—	—	1,692	—
Residual tranches & surplus debentures	42,332	38,837	—	42,253	79	—
Cash, cash equivalents & short-term investments	121,109	121,121	94,362	26,747	—	—
Derivatives	948	948	—	948	—	—
Mortgage loans	21,775	23,771	—	—	21,775	—
Separate account assets	2,161,762	2,291,523	779,873	690,336	691,553	—
Total financial instruments	$2,931,111	$3,132,154	$874,235	$1,102,919	$953,957	$—

48

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
As of December 31, 2024, the Company had no investments where it is not practicable to estimate fair value.

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2023 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$603,211	$683,640	$—	$275,593	$327,618	$—
Preferred stock	3,454	3,490	—	832	2,622	—
Common stock	2,363	2,363	—	—	2,363	—
Residual tranches & surplus debentures	53,731	53,362	—	50,853	2,878	—
Cash, cash equivalents & short-term investments	38,639	38,639	38,639	—	—	—
Derivatives	(9,625)	5,852	—	(9,625)	—	—
Mortgage loans	42,945	46,332	—	—	42,945	—
Separate account assets	2,555,532	2,814,232	898,135	743,349	914,048	—
Total financial instruments	$3,290,250	$3,647,910	$936,774	$1,061,002	$1,292,474	$—

As of December 31, 2023, the Company had no investments where it is not practicable to estimate fair value.

For the years ended December 31, 2024 and 2023, Level 3 bonds and separate account assets were primarily private placement debt securities priced using the Company’s internal discounted cash flow model. Market spreads used in the model were unobservable. Nearly all of these securities were in the Industrial and Miscellaneous category.

10.    Commitments and Contingencies

Litigation and regulatory matters

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

As reported in Note 1, in response to the PHL Companies’ hazardous financial condition, the PHL Companies entered rehabilitation proceedings in the Connecticut Superior Court on May 20, 2024. At the time of the Rehabilitator Order, the Companies were parties to a number of lawsuits in federal and state courts throughout the country. The Rehabilitator assessed the status of all pending proceedings, and where appropriate based on the status and merits of the proceedings, stayed the proceedings pursuant to the Rehabilitation Order.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. Given the Company’s current financial condition as more fully described in Note 2, and the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

49

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
Cost of insurance litigation related to the 2021 adjustment

On April 15, 2022, a putative class action was filed against PHL Variable Insurance Company in the United States District Court for the District of Connecticut challenging certain increases to cost of insurance charges implemented by the Company in 2021. Kenney v. PHL Variable Insurance Company, 3:22-cv-00552. On June 21, 2022, the Company filed its answer. On February 14, 2024, an amended class action complaint was filed in the Kenney case. The amended complaint adds a new plaintiff, Arbuckle Funding LLC, as well as nine new defendants including two subsidiaries of the Company, Concord Re, Inc. and Palisado Re, Inc., as well as seven Nassau entities, including Nassau Insurance Group Holdings, L.P.; Nassau Insurance Group Holdings GP, LLC; Nassau Financial Group GP Ltd.; Nassau Financial Group, L.P.; Nassau Asset Management LLC; The Nassau Companies of New York; and The Nassau Companies. The amended complaint retains its breach of contract cause of action against the Company challenging the cost of insurance charges implemented in 2021 and adds the Nassau defendants to the breach of contract cause of action under an “alter ego” theory. The amended class action complaint also alleges a new cause of action for fraudulent transfer against all defendants and a new cause of action against the Nassau entities for interference with contract. Pursuant to the rehabilitation proceedings, this matter has been stayed. The Company disputes the allegations in the complaint and intends a vigorous defense.

11.    Other Commitments

As part of its normal investment activities, the Company enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2024, the Company had unfunded commitments of $40.6 million, which includes $23.9 million relating to separate account commitments.

12.    Information about Financial Instruments with Off-Balance Sheet Risk

The Company, at December 31, 2024 and 2023, held the following financial instruments with off-balance sheet risk:

	Assets*		Liabilities*
	2024	2023	2024	2023

Swaps	$—	$100,000	$—	$47,937
Total	$—	$100,000	$—	$47,937
———————
* Notional amount

The Company uses derivative instruments including interest rate swaps and equity index options. A more detailed description of these instruments is provided in Footnote 2 - “Summary of Significant Accounting Policies.”

The Company is not exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments as the interest rate swaps are fully collateralized. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. As a result of the Company entering rehabilitation, the counterparty terminated all interest rate swaps. The termination resulted in a loss of $18.4 million.

The Company is required to put up collateral for any interest rate swap contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company had posted $0 cash in 2023 and 2024 to satisfy this requirement.

50

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions or billions)
The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by diversifying the Company’s exposure amounts to several derivative counterparties – mostly highly rated counterparties rated A+ or higher – and agreeing to certain collateral posting provisions via the ISDA Credit Support Annex (“CSA”). The Company also attempts to minimize its exposure to credit risk through the use of issuer limits and various credit monitoring techniques. The Company held $0 cash in 2024, of collateral pledged by third parties related to over-the-counter derivative transactions.

13.    Subsequent Events

The Company evaluated events subsequent to December 31, 2024 and through April 25, 2025, the date of issuance of these financial statements. There were no events occurring subsequent to the end of the year that merited recognition or disclosure in these financial statements.

51

PHL Variable Insurance Company, In Rehabilitation
(a wholly owned subsidiary of PHL Delaware, LLC)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2024

(in thousands)

	Amortized Cost	Fair Value	Amount shown in the Balance Sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$24,992	23,233	$24,992
States, municipalities and political subdivisions	—	—	—
Foreign governments	238	192	238
All other corporate bonds [1]	618,134	547,780	618,051
Redeemable preferred stock	1,158	1,086	1,086
Total fixed maturities	644,522	572,291	644,367
Equity securities:
Common stock:
Industrial, miscellaneous and all other	2,262	1,692	1,692
Nonredeemable preferred stock	—	—	—
Total equity securities	2,262	1,692	1,692
Mortgage loans	23,771	21,655	23,771
Real estate, at depreciated cost	—	XXX	—
Contract loans	74,874	XXX	74,874
Other invested assets [1]	54,523	58,430	54,523
Cash and short-term investments	121,121	121,109	121,121
Receivables for securities	6,512	XXX	6,512
Total cash and invested assets	$927,585		$926,860
———————
[1] Amortized cost and fair value amounts exclude $67,041 and $66,346, respectively, of related-party bonds and other invested assets.

See accompanying independent auditors’ report.

52

PHL Variable Insurance Company, In Rehabilitation
(a wholly owned subsidiary of PHL Delaware, LLC)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2023
(continued)
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the Balance Sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$24,983	$22,897	$24,983
States, municipalities and political subdivisions	—	—	—
Foreign governments	238	195	238
All other corporate bonds [1]	648,082	572,252	647,777
Redeemable preferred stock	3,658	3,454	3,490
Total fixed maturities	676,961	598,798	676,488
Equity securities:
Common stock:
Industrial, miscellaneous and all other	2,262	2,363	2,363
Nonredeemable preferred stock	—	—	—
Total equity securities	2,262	2,363	2,363
Mortgage loans	46,332	42,712	46,332
Real estate, at depreciated cost	—	XXX	—
Contract loans	72,430	XXX	72,430
Other invested assets [1]	65,006	65,375	65,006
Cash and short-term investments	38,639	38,639	38,639
Receivables for securities	4,421	XXX	4,421
Total cash and invested assets	$906,051		$905,679
———————
[1] Amortized cost and fair value amounts exclude $67,411 and $57,834, respectively, of related-party bonds and other invested assets.

See accompanying independent auditors’ report.

53

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Supplementary Insurance Information For the years ended December 31, 2024 and 2023
(in thousands)

	As of December 31,		For the years ended December 31,
	Future policy benefits, losses and claims	Other policy claims and benefits payable	Premium and annuity considerations	Net investment income	Benefits, claims and losses	Other operating expenses
2024:
Insurance Segment	$2,540,373	$7,880	$—	$32,923	$1,608,798	$287,014

2023:
Insurance Segment	$390,248	$4,172	—	$45,175	$(158,721)	$281,532

2022:
Insurance Segment	$197,111	$10,613	$—	$52,505	$(338,144)	$317,496

See accompanying independent auditors’ report

54

PHL Variable Insurance Company, In Rehabilitation (a wholly owned subsidiary of PHL Delaware, LLC) Supplementary Schedule - Reinsurance For the years ended December 31, 2024, 2023 and 2022
(in thousands)

	Gross amount	Reinsurance ceded	Reinsurance assumed	Net amount	Percentage of assumed to net
Life insurance in force:
2024	$26,724,133	$28,521,273	$1,797,140	$—	—%
2023	31,553,595	33,255,328	1,701,733	—	—%
2022	35,052,179	36,735,761	1,683,582	—	—%

Life insurance premiums:
2024	$374,184	$378,961	$4,777	$—	—%
2023	420,413	424,557	4,144	—	—%
2022	403,853	409,061	5,208	—	—%

See accompanying independent auditors’ report

55

Financial Statements

PHL Variable Accumulation Account

December 31, 2024

With Report of Independent Registered Public Accounting Firm

PHL Variable Accumulation Account

Financial Statements

December 31, 2024

Contents

Audited Financial Statements

PHL Variable Accumulation Account

Statements of Net Assets

December 31, 2024

Subaccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Range of Unit Values

AB VPS Balanced Hedged Allocation Portfolio	132,642	$1,507,479	$1,195,109	$1,195,109	648,824	$ 1.73	$ 2.02
Alger Capital Appreciation Portfolio	21,439	567,360	2,484,154	2,484,154	185,517	11.13	20.33
AMT Sustainable Equity Portfolio	452,659	11,883,828	18,147,096	18,147,096	9,382,571	1.88	1.98
CVT S&P MidCap 400 Index Portfolio (b)	12,290	1,033,080	1,578,742	1,578,742	395,624	3.53	4.22
DWS Equity 500 Index VIP	497,053	5,871,724	15,463,329	15,463,329	1,416,216	4.11	12.99
DWS Small Cap Index VIP	35,868	495,102	520,805	520,805	159,762	2.99	3.40
Federated Hermes Fund for U.S. Government Securities II	1,910,743	22,029,321	17,330,440	17,330,440	6,707,820	1.06	3.37
Federated Hermes Government Money Fund II	11,657,675	11,657,674	11,657,675	11,657,675	12,378,703	0.87	1.00
Federated Hermes High Income Bond Fund II	441,174	3,391,517	2,505,870	2,505,870	503,506	2.07	6.63
Fidelity® VIP Contrafund® Portfolio	327,993	8,655,515	18,853,048	18,853,048	1,494,459	4.61	17.57
Fidelity® VIP Growth Opportunities Portfolio	485,735	8,977,879	40,082,833	40,082,833	3,764,557	7.03	19.44
Fidelity® VIP Growth Portfolio	107,577	4,544,616	10,322,055	10,322,055	915,315	6.18	14.46
Fidelity® VIP Investment Grade Bond Portfolio	1,099,244	13,585,419	11,882,825	11,882,825	8,549,268	1.28	1.51
Franklin Income VIP Fund	527,028	8,959,351	7,568,124	7,568,124	3,784,246	1.88	2.42
Franklin Mutual Shares VIP Fund	628,538	10,494,606	10,301,733	10,301,733	3,467,441	1.81	7.88
FTVIP Franklin DynaTech Fund	32,564	215,586	181,380	181,380	39,819	4.23	4.88
Guggenheim VT Long Short Equity Fund	-	-	-	-	-	1.90	2.38
Invesco V.I. American Franchise Fund	117,497	4,376,168	9,344,546	9,344,546	1,946,738	4.47	5.02
Invesco V.I. Capital Appreciation Fund	11,509	477,527	687,544	687,544	158,121	4.00	4.77
Invesco V.I. Core Equity Fund	57,623	1,492,337	1,937,279	1,937,279	542,713	3.24	3.85
Invesco V.I. Equity and Income Fund	65,646	1,073,495	1,137,639	1,137,639	417,204	2.41	2.99
Invesco V.I. Global Fund	17,585	614,849	679,843	679,843	232,514	2.66	3.31
Invesco V.I. Main Street Mid Cap Fund®	51,299	657,109	572,498	572,498	177,999	2.96	3.55
Invesco V.I. Main Street Small Cap Fund®	392,456	7,364,979	11,181,069	11,181,069	3,494,854	3.08	3.65
Lazard Retirement US Small Cap Equity Select Portfolio	29,178	732,615	421,908	421,908	133,114	2.85	3.45
Lord Abbett Series Fund Bond Debenture Portfolio	132,507	1,526,087	1,378,071	1,378,071	638,054	1.89	2.38
Lord Abbett Series Fund Growth and Income Portfolio	502,741	13,650,306	20,069,419	20,069,419	6,200,575	2.50	3.49
Lord Abbett Series Fund Mid Cap Stock Portfolio	56,189	1,171,394	1,486,194	1,486,194	537,397	2.11	3.07
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	158,969	1,469,952	2,444,949	2,444,949	966,932	2.36	2.68
Morningstar Balanced ETF Asset Allocation Portfolio	913,394	9,161,873	10,184,343	10,184,343	5,465,899	1.75	1.99
Morningstar Growth ETF Asset Allocation Portfolio	359,926	3,433,156	4,445,084	4,445,084	1,985,248	2.10	2.39

(b) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

PHL Variable Accumulation Account

Statements of Net Assets (continued)

December 31, 2024

SubAccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Range of Unit Values

Morningstar Income and Growth ETF Asset Allocation Portfolio	829,980	$8,755,086	$8,581,998	$8,581,998	5,673,934	$ 1.39	$ 1.62
Neuberger Berman AMT Mid Cap Growth Portfolio	17,949	438,578	477,797	477,797	210,431	2.16	2.35
PIMCO CommodityReal Return® Strategy Portfolio	1,533,690	33,381,004	8,527,318	8,527,318	11,872,950	0.66	0.78
PIMCO Real Return Portfolio	50,220	627,571	578,029	578,029	392,073	1.33	1.57
PIMCO Total Return Portfolio	196,392	2,010,264	1,775,388	1,775,388	1,174,894	1.35	1.64
Rydex VT Inverse Government Long Bond Strategy Fund	676	231,563	77,886	77,886	254,230	0.28	0.35
Rydex VT Nova Fund	848	39,506	180,499	180,499	20,202	7.64	9.61
Templeton Developing Markets VIP Fund	109,227	980,551	922,971	922,971	429,930	1.15	5.96
Templeton Foreign VIP Fund	196,278	2,933,531	2,700,788	2,700,788	948,227	1.11	4.04
Templeton Growth VIP Fund	690,704	9,103,375	8,619,992	8,619,992	4,340,807	1.31	5.67
TVST Touchstone Balanced Fund	51,755	625,714	672,299	672,299	240,432	2.50	3.00
TVST Touchstone Bond Fund	1,011,050	10,193,096	8,573,705	8,573,705	6,399,763	1.23	1.44
TVST Touchstone Common Stock Fund	2,906,529	40,869,607	37,087,307	37,087,307	8,391,838	4.07	4.77
TVST Touchstone Small Company Fund	389,320	5,553,226	5,773,623	5,773,623	1,554,055	3.42	4.00
Virtus Duff & Phelps Real Estate Securities Series	791,771	18,845,257	16,603,442	16,603,442	3,905,966	2.22	21.36
Virtus KAR Capital Growth Series	808,438	18,119,090	28,893,560	28,893,560	5,202,250	3.91	9.00
Virtus KAR Enhanced Core Equity Series	1,792,455	20,597,180	21,545,303	21,545,303	4,467,885	2.38	6.72
Virtus KAR Small-Cap Growth Series	702,976	10,502,535	17,876,673	17,876,673	872,173	4.70	23.25
Virtus KAR Small-Cap Value Series	1,373,515	18,607,064	22,195,996	22,195,996	4,650,551	2.41	13.83
Virtus Newfleet Multi-Sector Intermediate Bond Series	2,765,521	25,646,904	23,562,238	23,562,238	8,930,995	1.79	6.34
Virtus SGA International Growth Series	3,841,132	61,909,656	48,590,321	48,590,321	25,377,719	1.14	5.11
Virtus VIT Tactical Allocation Series (b)	691,278	9,840,098	8,952,048	8,952,048	1,642,302	2.29	7.16
Wanger Acorn	1,367,954	26,806,754	20,820,252	20,820,252	1,871,305	2.84	12.60
Wanger International	1,023,054	24,975,016	18,865,120	18,865,120	5,348,331	1.37	8.56

(b) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets

Years Ended December 31, 2024 and 2023

	AB VPS Balanced Hedged Allocation Portfolio	Alger Capital Appreciation Portfolio	AMT Sustainable Equity Portfolio
Net assets as of December 31, 2022	$3,401,165	$2,594,234	$21,596,374
Investment income (loss):
Dividend distributions	27,265	-	16,853
Investment Expenses:
Mortality and expense risk and administrative charges	(46,425)	(36,475)	(297,195)
Net investment income (loss)	(19,160)	(36,475)	(280,342)
Increase (decrease) in net assets from operations:
Capital gain distributions	156,220	-	354,127
Realized capital gain (loss) on investments	(138,212)	46,743	445,026
Change in unrealized appreciation (depreciation)	327,969	1,002,776	4,459,234
Net gain (loss) on investments	345,977	1,049,519	5,258,387
Net increase (decrease) in net assets from operations	326,817	1,013,044	4,978,045
Contract owner transactions:
Deposits	13,798	60	4,749
Terminations, withdrawals and annuity payments	(308,553)	(391,276)	(2,344,775)
Transfers between subaccounts, net	(293,298)	(70,801)	(622,746)
Maintenance charges and mortality adjustments	(46,960)	(1,439)	(162,425)
Increase (decrease) in net assets from contract transactions	(635,013)	(463,456)	(3,125,197)
Total increase (decrease) in net assets	(308,196)	549,588	1,852,848
Net assets as of December 31, 2023	$3,092,969	$3,143,822	$23,449,222
Investment income (loss):
Dividend distributions	23,514	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(32,140)	(37,568)	(289,860)
Net investment income (loss)	(8,626)	(37,568)	(289,860)
Increase (decrease) in net assets from operations:
Capital gain distributions	27,085	-	873,811
Realized capital gain (loss) on investments	(334,780)	868,459	3,021,685
Change in unrealized appreciation (depreciation)	477,262	356,604	1,166,462
Net gain (loss) on investments	169,567	1,225,063	5,061,958
Net increase (decrease) in net assets from operations	160,941	1,187,495	4,772,098
Contract owner transactions:
Deposits	2,499	60,820	17,904
Terminations, withdrawals and annuity payments	(2,022,671)	(1,873,756)	(7,957,637)
Transfers between subaccounts, net	(227)	(33,025)	(1,968,878)
Maintenance charges and mortality adjustments	(38,402)	(1,202)	(165,613)
Increase (decrease) in net assets from contract transactions	(2,058,801)	(1,847,163)	(10,074,224)
Total increase (decrease) in net assets	(1,897,860)	(659,668)	(5,302,126)
Net assets as of December 31, 2024	$1,195,109	$2,484,154	$18,147,096

The accompanying notes are an integral part of these financial statements.

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	CVT S&P MidCap 400 Index Portfolio (b)	DWS Equity 500 Index VIP	DWS Small Cap Index VIP
Net assets as of December 31, 2022	$1,793,233	$17,241,498	$485,875
Investment income (loss):
Dividend distributions	22,984	256,195	5,640
Investment Expenses:
Mortality and expense risk and administrative charges	(23,315)	(233,105)	(6,014)
Net investment income (loss)	(331)	23,090	(374)
Increase (decrease) in net assets from operations:
Capital gain distributions	77,553	966,691	12,090
Realized capital gain (loss) on investments	10,472	701,936	1,195
Change in unrealized appreciation (depreciation)	172,327	2,351,306	64,497
Net gain (loss) on investments	260,352	4,019,933	77,782
Net increase (decrease) in net assets from operations	260,021	4,043,023	77,408
Contract owner transactions:
Deposits	-	10,813	-
Terminations, withdrawals and annuity payments	(50,730)	(1,791,062)	(3,868)
Transfers between subaccounts, net	27,017	(174,722)	14,820
Maintenance charges and mortality adjustments	(680)	(38,653)	(378)
Increase (decrease) in net assets from contract transactions	(24,393)	(1,993,624)	10,574
Total increase (decrease) in net assets	235,628	2,049,399	87,982
Net assets as of December 31, 2023	$2,028,861	$19,290,897	$573,857
Investment income (loss):
Dividend distributions	14,913	245,011	6,780
Investment Expenses:
Mortality and expense risk and administrative charges	(22,267)	(224,496)	(6,365)
Net investment income (loss)	(7,354)	20,515	415
Increase (decrease) in net assets from operations:
Capital gain distributions	53,744	1,167,199	15,892
Realized capital gain (loss) on investments	347,724	3,566,389	22,864
Change in unrealized appreciation (depreciation)	(205,023)	(976,659)	6,883
Net gain (loss) on investments	196,445	3,756,929	45,639
Net increase (decrease) in net assets from operations	189,091	3,777,444	46,054
Contract owner transactions:
Deposits	8,691	633	-
Terminations, withdrawals and annuity payments	(624,621)	(6,940,843)	(112,431)
Transfers between subaccounts, net	(22,509)	(634,018)	13,713
Maintenance charges and mortality adjustments	(771)	(30,784)	(388)
Increase (decrease) in net assets from contract transactions	(639,210)	(7,605,012)	(99,106)
Total increase (decrease) in net assets	(450,119)	(3,827,568)	(53,052)
Net assets as of December 31, 2024	$1,578,742	$15,463,329	$520,805

(b) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes Government Money Fund II	Federated Hermes High Income Bond Fund II
Net assets as of December 31, 2022	$24,831,476	$17,220,899	$3,425,667
Investment income (loss):
Dividend distributions	602,343	703,379	199,627
Investment Expenses:
Mortality and expense risk and administrative charges	(294,093)	(210,207)	(45,302)
Net investment income (loss)	308,250	493,172	154,325
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(519,487)	-	(111,109)
Change in unrealized appreciation (depreciation)	877,526	-	311,842
Net gain (loss) on investments	358,039	-	200,733
Net increase (decrease) in net assets from operations	666,289	493,172	355,058
Contract owner transactions:
Deposits	55,100	20,410	16,821
Terminations, withdrawals and annuity payments	(3,208,446)	(2,995,356)	(420,777)
Transfers between subaccounts, net	971,096	1,100,805	(22,650)
Maintenance charges and mortality adjustments	(109,844)	(78,483)	(5,785)
Increase (decrease) in net assets from contract transactions	(2,292,094)	(1,952,624)	(432,391)
Total increase (decrease) in net assets	(1,625,805)	(1,459,452)	(77,333)
Net assets as of December 31, 2023	$23,205,671	$15,761,447	$3,348,334
Investment income (loss):
Dividend distributions	780,094	636,851	184,317
Investment Expenses:
Mortality and expense risk and administrative charges	(253,198)	(182,780)	(39,919)
Net investment income (loss)	526,896	454,071	144,398
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(1,374,684)	-	(269,214)
Change in unrealized appreciation (depreciation)	711,279	-	262,314
Net gain (loss) on investments	(663,405)	-	(6,900)
Net increase (decrease) in net assets from operations	(136,509)	454,071	137,498
Contract owner transactions:
Deposits	6,526	6,384	2,604
Terminations, withdrawals and annuity payments	(6,756,005)	(5,956,863)	(1,000,284)
Transfers between subaccounts, net	1,074,901	1,465,330	22,719
Maintenance charges and mortality adjustments	(64,144)	(72,694)	(5,001)
Increase (decrease) in net assets from contract transactions	(5,738,722)	(4,557,843)	(979,962)
Total increase (decrease) in net assets	(5,875,231)	(4,103,772)	(842,464)
Net assets as of December 31, 2024	$17,330,440	$11,657,675	$2,505,870

The accompanying notes are an integral part of these financial statements.

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2024 and 2023

	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Growth Opportunities Portfolio	Fidelity® VIP Growth Portfolio
Net assets as of December 31, 2022	$18,280,250	$38,385,323	$10,113,473
Investment income (loss):
Dividend distributions	75,333	-	3,931
Investment Expenses:
Mortality and expense risk and administrative charges	(254,006)	(586,375)	(141,356)
Net investment income (loss)	(178,673)	(586,375)	(137,425)
Increase (decrease) in net assets from operations:
Capital gain distributions	694,048	-	496,950
Realized capital gain (loss) on investments	776,263	50,482	236,760
Change in unrealized appreciation (depreciation)	4,104,186	16,585,386	2,630,553
Net gain (loss) on investments	5,574,497	16,635,868	3,364,263
Net increase (decrease) in net assets from operations	5,395,824	16,049,493	3,226,838
Contract owner transactions:
Deposits	34,228	138,718	39,002
Terminations, withdrawals and annuity payments	(2,653,757)	(4,623,776)	(1,608,402)
Transfers between subaccounts, net	(267,002)	(1,267,197)	(106,358)
Maintenance charges and mortality adjustments	(15,294)	(261,313)	(58,333)
Increase (decrease) in net assets from contract transactions	(2,901,825)	(6,013,568)	(1,734,091)
Total increase (decrease) in net assets	2,493,999	10,035,925	1,492,747
Net assets as of December 31, 2023	$20,774,249	$48,421,248	$11,606,220
Investment income (loss):
Dividend distributions	18,373	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(275,346)	(604,648)	(150,182)
Net investment income (loss)	(256,973)	(604,648)	(150,182)
Increase (decrease) in net assets from operations:
Capital gain distributions	2,170,883	-	2,259,772
Realized capital gain (loss) on investments	4,702,350	15,647,154	2,356,884
Change in unrealized appreciation (depreciation)	(538,359)	(402,987)	(1,415,894)
Net gain (loss) on investments	6,334,874	15,244,167	3,200,762
Net increase (decrease) in net assets from operations	6,077,901	14,639,519	3,050,580
Contract owner transactions:
Deposits	110,926	45,814	91,393
Terminations, withdrawals and annuity payments	(7,885,907)	(16,780,810)	(3,911,372)
Transfers between subaccounts, net	(200,266)	(5,960,082)	(508,810)
Maintenance charges and mortality adjustments	(23,855)	(282,856)	(5,956)
Increase (decrease) in net assets from contract transactions	(7,999,102)	(22,977,934)	(4,334,745)
Total increase (decrease) in net assets	(1,921,201)	(8,338,415)	(1,284,165)
Net assets as of December 31, 2024	$18,853,048	$40,082,833	$10,322,055

The accompanying notes are an integral part of these financial statements.

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2024 and 2023

	Fidelity® VIP Investment Grade Bond Portfolio	Franklin Income VIP Fund	Franklin Mutual Shares VIP Fund
Net assets as of December 31, 2022	$16,407,356	$10,757,187	$13,918,659
Investment income (loss):
Dividend distributions	392,253	514,957	243,327
Investment Expenses:
Mortality and expense risk and administrative charges	(207,357)	(143,041)	(184,096)
Net investment income (loss)	184,896	371,916	59,231
Increase (decrease) in net assets from operations:
Capital gain distributions	-	624,292	1,119,961
Realized capital gain (loss) on investments	(253,518)	(211,498)	116,218
Change in unrealized appreciation (depreciation)	803,219	(120,972)	192,284
Net gain (loss) on investments	549,701	291,822	1,428,463
Net increase (decrease) in net assets from operations	734,597	663,738	1,487,694
Contract owner transactions:
Deposits	4,916	1,020	3,588
Terminations, withdrawals and annuity payments	(1,747,420)	(1,649,407)	(2,067,864)
Transfers between subaccounts, net	425,205	83,282	(208,838)
Maintenance charges and mortality adjustments	(134,721)	(117,858)	(117,339)
Increase (decrease) in net assets from contract transactions	(1,452,020)	(1,682,963)	(2,390,453)
Total increase (decrease) in net assets	(717,423)	(1,019,225)	(902,759)
Net assets as of December 31, 2023	$15,689,933	$9,737,962	$13,015,900
Investment income (loss):
Dividend distributions	428,733	482,811	210,133
Investment Expenses:
Mortality and expense risk and administrative charges	(186,210)	(126,202)	(164,168)
Net investment income (loss)	242,523	356,609	45,965
Increase (decrease) in net assets from operations:
Capital gain distributions	-	39,557	218,520
Realized capital gain (loss) on investments	(373,253)	(283,019)	76,676
Change in unrealized appreciation (depreciation)	200,068	393,586	820,378
Net gain (loss) on investments	(173,185)	150,124	1,115,574
Net increase (decrease) in net assets from operations	69,338	506,733	1,161,539
Contract owner transactions:
Deposits	15,466	179,258	242,707
Terminations, withdrawals and annuity payments	(5,158,909)	(2,839,107)	(3,694,521)
Transfers between subaccounts, net	1,389,390	78,603	(329,649)
Maintenance charges and mortality adjustments	(122,393)	(95,325)	(94,243)
Increase (decrease) in net assets from contract transactions	(3,876,446)	(2,676,571)	(3,875,706)
Total increase (decrease) in net assets	(3,807,108)	(2,169,838)	(2,714,167)
Net assets as of December 31, 2024	$11,882,825	$7,568,124	$10,301,733

The accompanying notes are an integral part of these financial statements.

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	FTVIP Franklin DynaTech Fund	Guggenheim VT Long Short Equity Fund	Invesco V.I. American Franchise Fund
Net assets as of December 31, 2022	$201,223	$143,899	$9,811,743
Investment income (loss):
Dividend distributions	-	404	-
Investment Expenses:
Mortality and expense risk and administrative charges	(3,252)	(2,175)	(135,726)
Net investment income (loss)	(3,252)	(1,771)	(135,726)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	228,702
Realized capital gain (loss) on investments	4,515	956	361,611
Change in unrealized appreciation (depreciation)	81,985	16,849	3,122,469
Net gain (loss) on investments	86,500	17,805	3,712,782
Net increase (decrease) in net assets from operations	83,248	16,034	3,577,056
Contract owner transactions:
Deposits	1,600	362	34,505
Terminations, withdrawals and annuity payments	(18,185)	(854)	(1,516,354)
Transfers between subaccounts, net	24,113	(62)	(574,180)
Maintenance charges and mortality adjustments	(226)	(250)	(52,732)
Increase (decrease) in net assets from contract transactions	7,302	(804)	(2,108,761)
Total increase (decrease) in net assets	90,550	15,230	1,468,295
Net assets as of December 31, 2023	$291,773	$159,129	$11,280,038
Investment income (loss):
Dividend distributions	-	208	-
Investment Expenses:
Mortality and expense risk and administrative charges	(3,139)	(1,443)	(136,409)
Net investment income (loss)	(3,139)	(1,235)	(136,409)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	27,371	80,031	1,772,513
Change in unrealized appreciation (depreciation)	40,445	(65,649)	1,537,537
Net gain (loss) on investments	67,816	14,382	3,310,050
Net increase (decrease) in net assets from operations	64,677	13,147	3,173,641
Contract owner transactions:
Deposits	6,968	144	7,891
Terminations, withdrawals and annuity payments	(177,398)	(53,915)	(3,885,899)
Transfers between subaccounts, net	(4,394)	(118,405)	(1,189,070)
Maintenance charges and mortality adjustments	(246)	(100)	(42,055)
Increase (decrease) in net assets from contract transactions	(175,070)	(172,276)	(5,109,133)
Total increase (decrease) in net assets	(110,393)	(159,129)	(1,935,492)
Net assets as of December 31, 2024	$181,380	$-	$9,344,546

The accompanying notes are an integral part of these financial statements.

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Equity and Income Fund
Net assets as of December 31, 2022	$611,446	$2,021,626	$1,514,364
Investment income (loss):
Dividend distributions	-	15,185	24,936
Investment Expenses:
Mortality and expense risk and administrative charges	(9,448)	(26,952)	(19,882)
Net investment income (loss)	(9,448)	(11,767)	5,054
Increase (decrease) in net assets from operations:
Capital gain distributions	-	49,003	75,706
Realized capital gain (loss) on investments	5,797	37,980	333
Change in unrealized appreciation (depreciation)	206,284	341,203	41,593
Net gain (loss) on investments	212,081	428,186	117,632
Net increase (decrease) in net assets from operations	202,633	416,419	122,686
Contract owner transactions:
Deposits	-	73,797	-
Terminations, withdrawals and annuity payments	(43,734)	(258,689)	(280,950)
Transfers between subaccounts, net	27,629	(61,697)	115,662
Maintenance charges and mortality adjustments	(447)	(28,023)	(1,681)
Increase (decrease) in net assets from contract transactions	(16,552)	(274,612)	(166,969)
Total increase (decrease) in net assets	186,081	141,807	(44,283)
Net assets as of December 31, 2023	$797,527	$2,163,433	$1,470,081
Investment income (loss):
Dividend distributions	-	13,311	18,911
Investment Expenses:
Mortality and expense risk and administrative charges	(9,870)	(27,435)	(18,392)
Net investment income (loss)	(9,870)	(14,124)	519
Increase (decrease) in net assets from operations:
Capital gain distributions	-	159,864	46,194
Realized capital gain (loss) on investments	77,640	158,677	40,052
Change in unrealized appreciation (depreciation)	157,678	159,099	51,045
Net gain (loss) on investments	235,318	477,640	137,291
Net increase (decrease) in net assets from operations	225,448	463,516	137,810
Contract owner transactions:
Deposits	-	40,626	-
Terminations, withdrawals and annuity payments	(315,872)	(605,283)	(480,871)
Transfers between subaccounts, net	(18,430)	(115,739)	13,836
Maintenance charges and mortality adjustments	(1,129)	(9,274)	(3,217)
Increase (decrease) in net assets from contract transactions	(335,431)	(689,670)	(470,252)
Total increase (decrease) in net assets	(109,983)	(226,154)	(332,442)
Net assets as of December 31, 2024	$687,544	$1,937,279	$1,137,639

The accompanying notes are an integral part of these financial statements.

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	Invesco V.I. Global Fund	Invesco V.I. Main Street Mid Cap Fund®	Invesco V.I. Main Street Small Cap Fund®
Net assets as of December 31, 2022	$874,851	$728,472	$14,427,763
Investment income (loss):
Dividend distributions	-	2,154	130,249
Investment Expenses:
Mortality and expense risk and administrative charges	(13,586)	(10,101)	(187,666)
Net investment income (loss)	(13,586)	(7,947)	(57,417)
Increase (decrease) in net assets from operations:
Capital gain distributions	115,746	-	-
Realized capital gain (loss) on investments	11,229	5,205	164,277
Change in unrealized appreciation (depreciation)	169,008	94,386	2,047,067
Net gain (loss) on investments	295,983	99,591	2,211,344
Net increase (decrease) in net assets from operations	282,397	91,644	2,153,927
Contract owner transactions:
Deposits	1,425	-	3,487
Terminations, withdrawals and annuity payments	(101,375)	(33,258)	(1,506,374)
Transfers between subaccounts, net	17,571	(12,930)	(93,295)
Maintenance charges and mortality adjustments	(1,263)	(789)	(101,929)
Increase (decrease) in net assets from contract transactions	(83,642)	(46,977)	(1,698,111)
Total increase (decrease) in net assets	198,755	44,667	455,816
Net assets as of December 31, 2023	$1,073,606	$773,139	$14,883,579
Investment income (loss):
Dividend distributions	-	3,429	-
Investment Expenses:
Mortality and expense risk and administrative charges	(12,760)	(10,163)	(178,211)
Net investment income (loss)	(12,760)	(6,734)	(178,211)
Increase (decrease) in net assets from operations:
Capital gain distributions	42,860	24,707	428,279
Realized capital gain (loss) on investments	95,843	1,039	1,719,351
Change in unrealized appreciation (depreciation)	17,102	108,559	(596,531)
Net gain (loss) on investments	155,805	134,305	1,551,099
Net increase (decrease) in net assets from operations	143,045	127,571	1,372,888
Contract owner transactions:
Deposits	8,484	-	11,245
Terminations, withdrawals and annuity payments	(524,507)	(295,944)	(4,833,599)
Transfers between subaccounts, net	(19,856)	(31,864)	(153,248)
Maintenance charges and mortality adjustments	(929)	(404)	(99,796)
Increase (decrease) in net assets from contract transactions	(536,808)	(328,212)	(5,075,398)
Total increase (decrease) in net assets	(393,763)	(200,641)	(3,702,510)
Net assets as of December 31, 2024	$679,843	$572,498	$11,181,069

The accompanying notes are an integral part of these financial statements.

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	Lazard Retirement US Small Cap Equity Select Portfolio	Lord Abbett Series Fund Bond Debenture Portfolio	Lord Abbett Series Fund Growth and Income Portfolio
Net assets as of December 31, 2022	$401,224	$2,197,127	$25,491,188
Investment income (loss):
Dividend distributions	-	99,165	225,721
Investment Expenses:
Mortality and expense risk and administrative charges	(5,244)	(29,705)	(310,903)
Net investment income (loss)	(5,244)	69,460	(85,182)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	491,482
Realized capital gain (loss) on investments	(1,016)	(43,301)	344,559
Change in unrealized appreciation (depreciation)	39,806	66,175	1,989,317
Net gain (loss) on investments	38,790	22,874	2,825,358
Net increase (decrease) in net assets from operations	33,546	92,334	2,740,176
Contract owner transactions:
Deposits	-	38	61,104
Terminations, withdrawals and annuity payments	(20,671)	(389,287)	(3,178,428)
Transfers between subaccounts, net	6,613	75,617	40,517
Maintenance charges and mortality adjustments	(430)	(1,997)	(119,307)
Increase (decrease) in net assets from contract transactions	(14,488)	(315,629)	(3,196,114)
Total increase (decrease) in net assets	19,058	(223,295)	(455,938)
Net assets as of December 31, 2023	$420,282	$1,973,832	$25,035,250
Investment income (loss):
Dividend distributions	-	76,886	169,644
Investment Expenses:
Mortality and expense risk and administrative charges	(5,673)	(23,350)	(297,476)
Net investment income (loss)	(5,673)	53,536	(127,832)
Increase (decrease) in net assets from operations:
Capital gain distributions	15,160	-	1,473,200
Realized capital gain (loss) on investments	(5,305)	(41,927)	3,089,519
Change in unrealized appreciation (depreciation)	34,872	76,432	(247,800)
Net gain (loss) on investments	44,727	34,505	4,314,919
Net increase (decrease) in net assets from operations	39,054	88,041	4,187,087
Contract owner transactions:
Deposits	-	100	16,456
Terminations, withdrawals and annuity payments	(36,970)	(696,557)	(8,058,921)
Transfers between subaccounts, net	(21)	14,570	(1,016,767)
Maintenance charges and mortality adjustments	(437)	(1,915)	(93,686)
Increase (decrease) in net assets from contract transactions	(37,428)	(683,802)	(9,152,918)
Total increase (decrease) in net assets	1,626	(595,761)	(4,965,831)
Net assets as of December 31, 2024	$421,908	$1,378,071	$20,069,419

The accompanying notes are an integral part of these financial statements.

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	Lord Abbett Series Fund Mid Cap Stock Portfolio	Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Morningstar Balanced ETF Asset Allocation Portfolio
Net assets as of December 31, 2022	$1,731,647	$4,239,683	$14,476,343
Investment income (loss):
Dividend distributions	7,701	64,513	256,928
Investment Expenses:
Mortality and expense risk and administrative charges	(22,296)	(53,602)	(192,195)
Net investment income (loss)	(14,595)	10,911	64,733
Increase (decrease) in net assets from operations:
Capital gain distributions	47,774	80,477	299,055
Realized capital gain (loss) on investments	39,893	184,211	1,603
Change in unrealized appreciation (depreciation)	148,181	312,722	1,086,762
Net gain (loss) on investments	235,848	577,410	1,387,420
Net increase (decrease) in net assets from operations	221,253	588,321	1,452,153
Contract owner transactions:
Deposits	570	8,491	31,359
Terminations, withdrawals and annuity payments	(262,315)	(607,957)	(1,984,526)
Transfers between subaccounts, net	(2,432)	(59,790)	(337,506)
Maintenance charges and mortality adjustments	(2,269)	(15,845)	(203,210)
Increase (decrease) in net assets from contract transactions	(266,446)	(675,101)	(2,493,883)
Total increase (decrease) in net assets	(45,193)	(86,780)	(1,041,730)
Net assets as of December 31, 2023	$1,686,454	$4,152,903	$13,434,613
Investment income (loss):
Dividend distributions	6,599	31,210	188,360
Investment Expenses:
Mortality and expense risk and administrative charges	(22,230)	(43,591)	(171,421)
Net investment income (loss)	(15,631)	(12,381)	16,939
Increase (decrease) in net assets from operations:
Capital gain distributions	148,493	36,148	100,970
Realized capital gain (loss) on investments	129,860	784,991	412,726
Change in unrealized appreciation (depreciation)	(54,199)	(349,933)	541,377
Net gain (loss) on investments	224,154	471,206	1,055,073
Net increase (decrease) in net assets from operations	208,523	458,825	1,072,012
Contract owner transactions:
Deposits	65,804	4,385	700
Terminations, withdrawals and annuity payments	(505,535)	(2,102,908)	(3,810,553)
Transfers between subaccounts, net	33,062	(52,049)	(371,042)
Maintenance charges and mortality adjustments	(2,114)	(16,207)	(141,387)
Increase (decrease) in net assets from contract transactions	(408,783)	(2,166,779)	(4,322,282)
Total increase (decrease) in net assets	(200,260)	(1,707,954)	(3,250,270)
Net assets as of December 31, 2024	$1,486,194	$2,444,949	$10,184,343

The accompanying notes are an integral part of these financial statements.

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Income and Growth ETF Asset Allocation Portfolio	Neuberger Berman AMT Mid Cap Growth Portfolio
Net assets as of December 31, 2022	$6,297,742	$14,475,802	$382,279
Investment income (loss):
Dividend distributions	106,883	281,659	-
Investment Expenses:
Mortality and expense risk and administrative charges	(82,823)	(187,378)	(5,284)
Net investment income (loss)	24,060	94,281	(5,284)
Increase (decrease) in net assets from operations:
Capital gain distributions	138,368	130,988	-
Realized capital gain (loss) on investments	42,161	(131,652)	2,545
Change in unrealized appreciation (depreciation)	565,038	1,113,712	60,872
Net gain (loss) on investments	745,567	1,113,048	63,417
Net increase (decrease) in net assets from operations	769,627	1,207,329	58,133
Contract owner transactions:
Deposits	-	300	-
Terminations, withdrawals and annuity payments	(537,994)	(1,981,787)	(90,191)
Transfers between subaccounts, net	(254,735)	162,561	34,073
Maintenance charges and mortality adjustments	(48,527)	(146,747)	89
Increase (decrease) in net assets from contract transactions	(841,256)	(1,965,673)	(56,029)
Total increase (decrease) in net assets	(71,629)	(758,344)	2,104
Net assets as of December 31, 2023	$6,226,113	$13,717,458	$384,383
Investment income (loss):
Dividend distributions	64,405	191,217	-
Investment Expenses:
Mortality and expense risk and administrative charges	(74,537)	(159,297)	(6,249)
Net investment income (loss)	(10,132)	31,920	(6,249)
Increase (decrease) in net assets from operations:
Capital gain distributions	88,628	55,446	27,640
Realized capital gain (loss) on investments	473,284	7,214	17,967
Change in unrealized appreciation (depreciation)	66,014	719,810	51,926
Net gain (loss) on investments	627,926	782,470	97,533
Net increase (decrease) in net assets from operations	617,794	814,390	91,284
Contract owner transactions:
Deposits	371	671	-
Terminations, withdrawals and annuity payments	(2,392,816)	(5,707,450)	(112,398)
Transfers between subaccounts, net	33,650	(113,599)	114,264
Maintenance charges and mortality adjustments	(40,028)	(129,472)	264
Increase (decrease) in net assets from contract transactions	(2,398,823)	(5,949,850)	2,130
Total increase (decrease) in net assets	(1,781,029)	(5,135,460)	93,414
Net assets as of December 31, 2024	$4,445,084	$8,581,998	$477,797

The accompanying notes are an integral part of these financial statements.

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	PIMCO CommodityReal Return® Strategy Portfolio	PIMCO Real Return Portfolio	PIMCO Total Return Portfolio
Net assets as of December 31, 2022	$11,367,598	$1,049,042	$2,597,015
Investment income (loss):
Dividend distributions	1,614,321	24,169	82,418
Investment Expenses:
Mortality and expense risk and administrative charges	(138,320)	(10,351)	(32,281)
Net investment income (loss)	1,476,001	13,818	50,137
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(731,004)	(34,142)	(59,309)
Change in unrealized appreciation (depreciation)	(1,757,865)	42,054	110,362
Net gain (loss) on investments	(2,488,869)	7,912	51,053
Net increase (decrease) in net assets from operations	(1,012,868)	21,730	101,190
Contract owner transactions:
Deposits	2,593	-	13,234
Terminations, withdrawals and annuity payments	(1,138,719)	(65,302)	(251,003)
Transfers between subaccounts, net	1,208,806	(298,058)	(114,360)
Maintenance charges and mortality adjustments	(82,922)	(587)	(1,335)
Increase (decrease) in net assets from contract transactions	(10,242)	(363,947)	(353,464)
Total increase (decrease) in net assets	(1,023,110)	(342,217)	(252,274)
Net assets as of December 31, 2023	$10,344,488	$706,825	$2,344,741
Investment income (loss):
Dividend distributions	196,649	16,787	75,643
Investment Expenses:
Mortality and expense risk and administrative charges	(130,062)	(8,102)	(25,919)
Net investment income (loss)	66,587	8,685	49,724
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(879,920)	(11,346)	(130,411)
Change in unrealized appreciation (depreciation)	1,081,856	8,217	95,990
Net gain (loss) on investments	201,936	(3,129)	(34,421)
Net increase (decrease) in net assets from operations	268,523	5,556	15,303
Contract owner transactions:
Deposits	9,489	-	690
Terminations, withdrawals and annuity payments	(3,419,371)	(138,544)	(732,745)
Transfers between subaccounts, net	1,401,753	4,674	148,379
Maintenance charges and mortality adjustments	(77,564)	(482)	(980)
Increase (decrease) in net assets from contract transactions	(2,085,693)	(134,352)	(584,656)
Total increase (decrease) in net assets	(1,817,170)	(128,796)	(569,353)
Net assets as of December 31, 2024	$8,527,318	$578,029	$1,775,388

The accompanying notes are an integral part of these financial statements.

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	Rydex VT Inverse Government Long Bond Strategy Fund	Rydex VT Nova Fund	Templeton Developing Markets VIP Fund
Net assets as of December 31, 2022	$105,487	$142,755	$1,305,359
Investment income (loss):
Dividend distributions	-	-	27,489
Investment Expenses:
Mortality and expense risk and administrative charges	(1,499)	(2,183)	(17,108)
Net investment income (loss)	(1,499)	(2,183)	10,381
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	997
Realized capital gain (loss) on investments	(67,753)	752	(22,316)
Change in unrealized appreciation (depreciation)	72,426	49,264	150,226
Net gain (loss) on investments	4,673	50,016	128,907
Net increase (decrease) in net assets from operations	3,174	47,833	139,288
Contract owner transactions:
Deposits	-	-	909
Terminations, withdrawals and annuity payments	(1,083)	(514)	(68,844)
Transfers between subaccounts, net	(24,689)	9,598	(29,072)
Maintenance charges and mortality adjustments	(182)	(151)	(989)
Increase (decrease) in net assets from contract transactions	(25,954)	8,933	(97,996)
Total increase (decrease) in net assets	(22,780)	56,766	41,292
Net assets as of December 31, 2023	$82,707	$199,521	$1,346,651
Investment income (loss):
Dividend distributions	3,090	-	49,205
Investment Expenses:
Mortality and expense risk and administrative charges	(1,183)	(2,675)	(14,757)
Net investment income (loss)	1,907	(2,675)	34,448
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	9,456
Realized capital gain (loss) on investments	(51,341)	49,611	(56,899)
Change in unrealized appreciation (depreciation)	61,130	7,539	84,509
Net gain (loss) on investments	9,789	57,150	37,066
Net increase (decrease) in net assets from operations	11,696	54,475	71,514
Contract owner transactions:
Deposits	-	-	875
Terminations, withdrawals and annuity payments	(21,417)	(72,641)	(466,342)
Transfers between subaccounts, net	5,068	(670)	(28,802)
Maintenance charges and mortality adjustments	(168)	(186)	(925)
Increase (decrease) in net assets from contract transactions	(16,517)	(73,497)	(495,194)
Total increase (decrease) in net assets	(4,821)	(19,022)	(423,680)
Net assets as of December 31, 2024	$77,886	$180,499	$922,971

The accompanying notes are an integral part of these financial statements.

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	TVST Touchstone Balanced Fund
Net assets as of December 31, 2022	$3,536,760	$11,935,997	$1,028,791
Investment income (loss):
Dividend distributions	116,254	377,611	15,275
Investment Expenses:
Mortality and expense risk and administrative charges	(46,437)	(161,958)	(14,699)
Net investment income (loss)	69,817	215,653	576
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(43,940)	(404,157)	(30,685)
Change in unrealized appreciation (depreciation)	601,455	2,259,249	198,387
Net gain (loss) on investments	557,515	1,855,092	167,702
Net increase (decrease) in net assets from operations	627,332	2,070,745	168,278
Contract owner transactions:
Deposits	17,502	6,917	-
Terminations, withdrawals and annuity payments	(531,726)	(1,798,204)	(149,921)
Transfers between subaccounts, net	(122,062)	(698,376)	160,886
Maintenance charges and mortality adjustments	(13,022)	(125,815)	(494)
Increase (decrease) in net assets from contract transactions	(649,308)	(2,615,478)	10,471
Total increase (decrease) in net assets	(21,976)	(544,733)	178,749
Net assets as of December 31, 2023	$3,514,784	$11,391,264	$1,207,540
Investment income (loss):
Dividend distributions	80,174	98,717	11,856
Investment Expenses:
Mortality and expense risk and administrative charges	(41,731)	(144,927)	(12,406)
Net investment income (loss)	38,443	(46,210)	(550)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	33,787	-
Realized capital gain (loss) on investments	(46,198)	(84,271)	35,457
Change in unrealized appreciation (depreciation)	(18,479)	588,468	74,774
Net gain (loss) on investments	(64,677)	537,984	110,231
Net increase (decrease) in net assets from operations	(26,234)	491,774	109,681
Contract owner transactions:
Deposits	117,813	188,443	-
Terminations, withdrawals and annuity payments	(988,398)	(3,484,991)	(633,904)
Transfers between subaccounts, net	88,596	114,064	(9,740)
Maintenance charges and mortality adjustments	(5,773)	(80,562)	(1,278)
Increase (decrease) in net assets from contract transactions	(787,762)	(3,263,046)	(644,922)
Total increase (decrease) in net assets	(813,996)	(2,771,272)	(535,241)
Net assets as of December 31, 2024	$2,700,788	$8,619,992	$672,299

The accompanying notes are an integral part of these financial statements.

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	TVST Touchstone Bond Fund	TVST Touchstone Common Stock Fund	TVST Touchstone Small Company Fund
Net assets as of December 31, 2022	$11,705,009	$45,040,553	$7,429,128
Investment income (loss):
Dividend distributions	501,331	193,358	15,454
Investment Expenses:
Mortality and expense risk and administrative charges	(148,469)	(632,099)	(96,556)
Net investment income (loss)	352,862	(438,741)	(81,102)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	2,922,187	31,832
Realized capital gain (loss) on investments	(169,235)	770,070	17,934
Change in unrealized appreciation (depreciation)	331,443	7,199,791	1,041,449
Net gain (loss) on investments	162,208	10,892,048	1,091,215
Net increase (decrease) in net assets from operations	515,070	10,453,307	1,010,113
Contract owner transactions:
Deposits	2,861	8,866	1,292
Terminations, withdrawals and annuity payments	(1,383,720)	(5,311,145)	(845,801)
Transfers between subaccounts, net	332,763	(1,953,504)	(89,842)
Maintenance charges and mortality adjustments	(112,047)	(395,179)	(53,688)
Increase (decrease) in net assets from contract transactions	(1,160,143)	(7,650,962)	(988,039)
Total increase (decrease) in net assets	(645,073)	2,802,345	22,074
Net assets as of December 31, 2023	$11,059,936	$47,842,898	$7,451,202
Investment income (loss):
Dividend distributions	461,509	229,349	24,281
Investment Expenses:
Mortality and expense risk and administrative charges	(134,602)	(590,056)	(90,781)
Net investment income (loss)	326,907	(360,707)	(66,500)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	2,548,003	192,068
Realized capital gain (loss) on investments	(292,864)	2,832,196	324,287
Change in unrealized appreciation (depreciation)	67,879	3,065,185	320,430
Net gain (loss) on investments	(224,985)	8,445,384	836,785
Net increase (decrease) in net assets from operations	101,922	8,084,677	770,285
Contract owner transactions:
Deposits	12,523	90,939	16,373
Terminations, withdrawals and annuity payments	(3,461,502)	(15,859,022)	(2,416,104)
Transfers between subaccounts, net	964,442	(2,684,012)	3,429
Maintenance charges and mortality adjustments	(103,616)	(388,173)	(51,562)
Increase (decrease) in net assets from contract transactions	(2,588,153)	(18,840,268)	(2,447,864)
Total increase (decrease) in net assets	(2,486,231)	(10,755,591)	(1,677,579)
Net assets as of December 31, 2024	$8,573,705	$37,087,307	$5,773,623

The accompanying notes are an integral part of these financial statements.

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	Virtus Duff & Phelps Real Estate Securities Series	Virtus KAR Capital Growth Series	Virtus KAR Enhanced Core Equity Series
Net assets as of December 31, 2022	$20,718,454	$26,189,420	$30,354,890
Investment income (loss):
Dividend distributions	448,699	-	834,531
Investment Expenses:
Mortality and expense risk and administrative charges	(272,322)	(372,653)	(384,371)
Net investment income (loss)	176,377	(372,653)	450,160
Increase (decrease) in net assets from operations:
Capital gain distributions	215,102	1,981,891	255,610
Realized capital gain (loss) on investments	(59,572)	340,409	(64,460)
Change in unrealized appreciation (depreciation)	1,626,803	6,254,961	(675,818)
Net gain (loss) on investments	1,782,333	8,577,261	(484,668)
Net increase (decrease) in net assets from operations	1,958,710	8,204,608	(34,508)
Contract owner transactions:
Deposits	58,867	84,204	149,918
Terminations, withdrawals and annuity payments	(1,972,710)	(2,626,809)	(3,156,868)
Transfers between subaccounts, net	1,286,040	(589,622)	297,042
Maintenance charges and mortality adjustments	(110,226)	(38,602)	55,655
Increase (decrease) in net assets from contract transactions	(738,029)	(3,170,829)	(2,654,253)
Total increase (decrease) in net assets	1,220,681	5,033,779	(2,688,761)
Net assets as of December 31, 2023	$21,939,135	$31,223,199	$27,666,129
Investment income (loss):
Dividend distributions	320,860	-	662,963
Investment Expenses:
Mortality and expense risk and administrative charges	(257,048)	(407,173)	(349,848)
Net investment income (loss)	63,812	(407,173)	313,115
Increase (decrease) in net assets from operations:
Capital gain distributions	187,167	3,963,966	11,336
Realized capital gain (loss) on investments	(751,594)	2,817,193	402,523
Change in unrealized appreciation (depreciation)	2,275,344	590,894	1,328,596
Net gain (loss) on investments	1,710,917	7,372,053	1,742,455
Net increase (decrease) in net assets from operations	1,774,729	6,964,880	2,055,570
Contract owner transactions:
Deposits	19,333	303,118	174,162
Terminations, withdrawals and annuity payments	(7,446,887)	(9,090,265)	(8,359,070)
Transfers between subaccounts, net	377,908	(494,137)	(115,569)
Maintenance charges and mortality adjustments	(60,776)	(13,235)	124,081
Increase (decrease) in net assets from contract transactions	(7,110,422)	(9,294,519)	(8,176,396)
Total increase (decrease) in net assets	(5,335,693)	(2,329,639)	(6,120,826)
Net assets as of December 31, 2024	$16,603,442	$28,893,560	$21,545,303

The accompanying notes are an integral part of these financial statements.

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	Virtus KAR Small- Cap Growth Series	Virtus KAR Small- Cap Value Series	Virtus Newfleet Multi-Sector Intermediate Bond Series
Net assets as of December 31, 2022	$22,730,782	$29,007,228	$33,095,950
Investment income (loss):
Dividend distributions	-	153,752	1,424,892
Investment Expenses:
Mortality and expense risk and administrative charges	(300,081)	(377,133)	(418,326)
Net investment income (loss)	(300,081)	(223,381)	1,006,566
Increase (decrease) in net assets from operations:
Capital gain distributions	1,568,404	1,149,775	-
Realized capital gain (loss) on investments	(134,399)	(211,281)	(339,876)
Change in unrealized appreciation (depreciation)	2,820,783	4,068,499	1,541,216
Net gain (loss) on investments	4,254,788	5,006,993	1,201,340
Net increase (decrease) in net assets from operations	3,954,707	4,783,612	2,207,906
Contract owner transactions:
Deposits	131,910	119,752	45,268
Terminations, withdrawals and annuity payments	(2,626,509)	(3,248,752)	(3,994,219)
Transfers between subaccounts, net	(124,896)	528,061	(34,450)
Maintenance charges and mortality adjustments	(48,444)	(129,926)	(204,078)
Increase (decrease) in net assets from contract transactions	(2,667,939)	(2,730,865)	(4,187,479)
Total increase (decrease) in net assets	1,286,768	2,052,747	(1,979,573)
Net assets as of December 31, 2023	$24,017,550	$31,059,975	$31,116,377
Investment income (loss):
Dividend distributions	-	126,384	1,332,061
Investment Expenses:
Mortality and expense risk and administrative charges	(262,501)	(349,910)	(372,293)
Net investment income (loss)	(262,501)	(223,526)	959,768
Increase (decrease) in net assets from operations:
Capital gain distributions	1,464,680	1,837,784	-
Realized capital gain (loss) on investments	1,025,890	1,146,819	(360,447)
Change in unrealized appreciation (depreciation)	(791,204)	(830,983)	647,258
Net gain (loss) on investments	1,699,366	2,153,620	286,811
Net increase (decrease) in net assets from operations	1,436,865	1,930,094	1,246,579
Contract owner transactions:
Deposits	103,231	32,428	374,973
Terminations, withdrawals and annuity payments	(7,423,242)	(10,567,682)	(10,101,196)
Transfers between subaccounts, net	(235,194)	(133,285)	1,101,187
Maintenance charges and mortality adjustments	(22,537)	(125,534)	(175,682)
Increase (decrease) in net assets from contract transactions	(7,577,742)	(10,794,073)	(8,800,718)
Total increase (decrease) in net assets	(6,140,877)	(8,863,979)	(7,554,139)
Net assets as of December 31, 2024	$17,876,673	$22,195,996	$23,562,238

The accompanying notes are an integral part of these financial statements.

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

	Virtus SGA International Growth Series	Virtus VIT Tactical Allocation Series (b)	Wanger Acorn
Net assets as of December 31, 2022	$69,520,331	$9,875,730	$21,409,246
Investment income (loss):
Dividend distributions	68,945	114,378	-
Investment Expenses:
Mortality and expense risk and administrative charges	(901,664)	(131,711)	(321,077)
Net investment income (loss)	(832,719)	(17,333)	(321,077)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	650,778	-
Realized capital gain (loss) on investments	(3,459,598)	(55,749)	42,517
Change in unrealized appreciation (depreciation)	14,950,150	1,348,927	4,724,195
Net gain (loss) on investments	11,490,552	1,943,956	4,766,712
Net increase (decrease) in net assets from operations	10,657,833	1,926,623	4,445,635
Contract owner transactions:
Deposits	78,446	25,673	124,711
Terminations, withdrawals and annuity payments	(7,701,860)	(1,073,409)	(1,826,923)
Transfers between subaccounts, net	(2,600,012)	(214,807)	2,838,775
Maintenance charges and mortality adjustments	(449,502)	(7,539)	(19,446)
Increase (decrease) in net assets from contract transactions	(10,672,928)	(1,270,082)	1,117,117
Total increase (decrease) in net assets	(15,095)	656,541	5,562,752
Net assets as of December 31, 2023	$69,505,236	$10,532,271	$26,971,998
Investment income (loss):
Dividend distributions	130,946	183,917	-
Investment Expenses:
Mortality and expense risk and administrative charges	(776,661)	(128,879)	(316,467)
Net investment income (loss)	(645,715)	55,038	(316,467)
Increase (decrease) in net assets from operations:
Capital gain distributions	112,611	821,848	-
Realized capital gain (loss) on investments	(5,559,566)	(50,834)	1,275,554
Change in unrealized appreciation (depreciation)	1,975,916	373,929	1,885,488
Net gain (loss) on investments	(3,471,039)	1,144,943	3,161,042
Net increase (decrease) in net assets from operations	(4,116,754)	1,199,981	2,844,575
Contract owner transactions:
Deposits	40,718	143,748	186,742
Terminations, withdrawals and annuity payments	(21,345,811)	(2,771,674)	(8,552,501)
Transfers between subaccounts, net	4,870,334	(147,867)	(655,145)
Maintenance charges and mortality adjustments	(363,402)	(4,411)	24,583
Increase (decrease) in net assets from contract transactions	(16,798,161)	(2,780,204)	(8,996,321)
Total increase (decrease) in net assets	(20,914,915)	(1,580,223)	(6,151,746)
Net assets as of December 31, 2024	$48,590,321	$8,952,048	$20,820,252

(b) Name change. See Note 2.

The accompanying notes are an integral part of these financial statements.

PHL Variable Accumulation Account

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023

Wanger International
Net assets as of December 31, 2022	$26,346,385
Investment income (loss):
Dividend distributions	84,347
Investment Expenses:
Mortality and expense risk and administrative charges	(353,018)
Net investment income (loss)	(268,671)
Increase (decrease) in net assets from operations:
Capital gain distributions	-
Realized capital gain (loss) on investments	37,465
Change in unrealized appreciation (depreciation)	4,137,247
Net gain (loss) on investments	4,174,712
Net increase (decrease) in net assets from operations	3,906,041
Contract owner transactions:
Deposits	55,667
Terminations, withdrawals and annuity payments	(2,367,372)
Transfers between subaccounts, net	46,911
Maintenance charges and mortality adjustments	(101,314)
Increase (decrease) in net assets from contract transactions	(2,366,108)
Total increase (decrease) in net assets	1,539,933
Net assets as of December 31, 2023	$27,886,318
Investment income (loss):
Dividend distributions	332,248
Investment Expenses:
Mortality and expense risk and administrative charges	(314,577)
Net investment income (loss)	17,671
Increase (decrease) in net assets from operations:
Capital gain distributions	-
Realized capital gain (loss) on investments	(430,596)
Change in unrealized appreciation (depreciation)	(1,644,900)
Net gain (loss) on investments	(2,075,496)
Net increase (decrease) in net assets from operations	(2,057,825)
Contract owner transactions:
Deposits	29,453
Terminations, withdrawals and annuity payments	(7,783,394)
Transfers between subaccounts, net	827,674
Maintenance charges and mortality adjustments	(37,106)
Increase (decrease) in net assets from contract transactions	(6,963,373)
Total increase (decrease) in net assets	(9,021,198)
Net assets as of December 31, 2024	$18,865,120

The accompanying notes are an integral part of these financial statements.

PHL Variable Accumulation Account

Notes to Financial Statements

December 31, 2024

Note 1. Organization

The PHL Variable Accumulation Account (the “Separate Account”), is a separate account of PHL Variable Insurance Company (“PHL”, ”PHL Variable”, the Company, “we” or “us”). PHL is a wholly-owned subsidiary of PHL Delaware, LLC (“PHL Delaware” or the “Parent”). PHL is a provider of life insurance and annuity products. In November 2019, PHL stopped marketing and selling new business.

PHL Variable Insurance Company (“PHL”) and its subsidiaries, Concord Re, Inc. and Palisado Re, Inc. (collectively, the “PHL Companies”) entered rehabilitation proceedings in the Connecticut Superior Court (the “Court”) on May 20, 2024, as a result of the PHL Companies’ hazardous financial condition. Rehabilitation is a court proceeding that the insurance commissioner of a company’s state of domicile may initiate to take control of the company if it is in a hazardous financial condition.

The Court appointed the Connecticut Insurance Commissioner as the PHL Companies’ Rehabilitator. The Rehabilitator assumed control of the PHL Companies’ assets and will administer them under the Court’s supervision. The Rehabilitator is also empowered to take the necessary or appropriate actions approved by the Court to rehabilitate the PHL Companies.

On June 25, 2024, the Court approved on a final basis a moratorium order that limits payments under some policies and annuities. The moratorium allows the PHL Companies to mitigate the high outflow of claim payments and is anticipated to be in place in some form until a rehabilitation plan is confirmed by the Court. Although the payments have been limited under the moratorium, the PHL Companies have continued to record liabilities for the full amount of policyholder benefits.

While the Separate Account remains insulated from PHL’s general account, the Separate Account only supports the value of investments in variable investment options and does not support financial guarantees from PHL’s general account. In liquidation, all payments out of PHL Variable’s general account assets would cease and state guaranty associations would provide limited coverage to policyholders on an ongoing basis subject to statutory limits and conditions. In addition, financial guarantees from PHL’s general account arising from contracts in the Separate Account may be subject to the moratorium.

The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended and was established on December 7, 1994. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount	Share Class

AB VPS Balanced Hedged Allocation Portfolio	Class B
Alger Capital Appreciation Portfolio	Class I-2
AMT Sustainable Equity Portfolio	Class S
CVT S&P MidCap 400 Index Portfolio	Class I
DWS Equity 500 Index VIP	Class A
DWS Small Cap Index VIP	Class A
Federated Hermes Fund for U.S. Government Securities II	Primary
Federated Hermes Government Money Fund II	Service
Federated Hermes High Income Bond Fund II	Primary
Fidelity® VIP Contrafund® Portfolio	Service Class
Fidelity® VIP Growth Opportunities Portfolio	Service Class
Fidelity® VIP Growth Portfolio	Service Class
Fidelity® VIP Investment Grade Bond Portfolio	Service Class
Franklin Income VIP Fund	Class 2
Franklin Mutual Shares VIP Fund	Class 2

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 1. Organization (continued)

Subaccount	Share Class

FTVIP Franklin DynaTech Fund	Class 2
Guggenheim VT Long Short Equity Fund	-
Invesco V.I. American Franchise Fund	Series I
Invesco V.I. Capital Appreciation Fund	Series II
Invesco V.I. Core Equity Fund	Series I
Invesco V.I. Equity and Income Fund	Series II
Invesco V.I. Global Fund	Series II
Invesco V.I. Main Street Mid Cap Fund®	Series I
Invesco V.I. Main Street Small Cap Fund®	Series II
Lazard Retirement US Small Cap Equity Select Portfolio	Service
Lord Abbett Series Fund Bond Debenture Portfolio	Class VC
Lord Abbett Series Fund Growth and Income Portfolio	Class VC
Lord Abbett Series Fund Mid Cap Stock Portfolio	Class VC
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Class II
Morningstar Balanced ETF Asset Allocation Portfolio	Class II
Morningstar Growth ETF Asset Allocation Portfolio	Class II
Morningstar Income and Growth ETF Asset Allocation Portfolio	Class II
Neuberger Berman AMT Mid Cap Growth Portfolio	S Class
PIMCO CommodityReal Return® Strategy Portfolio	Advisor Class
PIMCO Real Return Portfolio	Advisor Class
PIMCO Total Return Portfolio	Advisor Class
Rydex VT Inverse Government Long Bond Strategy Fund	-
Rydex VT Nova Fund	-
Templeton Developing Markets VIP Fund	Class 2
Templeton Foreign VIP Fund	Class 2
Templeton Growth VIP Fund	Class 2
TVST Touchstone Balanced Fund	-
TVST Touchstone Bond Fund	-
TVST Touchstone Common Stock Fund	-
TVST Touchstone Small Company Fund	-
Virtus Duff & Phelps Real Estate Securities Series	Class A
Virtus KAR Capital Growth Series	Class A
Virtus KAR Enhanced Core Equity Series	Class A
Virtus KAR Small-Cap Growth Series	Class A
Virtus KAR Small-Cap Value Series	Class A
Virtus Newfleet Multi-Sector Intermediate Bond Series	Class A
Virtus SGA International Growth Series	Class A
Virtus VIT Tactical Allocation Series	Class A
Wanger Acorn	-
Wanger International	-

Fifty-five subaccounts are currently offered by the Separate Account, all of which had activity.

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 1. Organization (continued)

Additionally, contract owners may direct the allocation of their premium payments and contract value between the Separate Account, the Guaranteed Interest Account (“GIA”) and/or the Market Value Adjusted Guaranteed Interest Account (“MVA”). The MVA was closed to new investment effective May 1, 2013.

PHL Variable and the Separate Account are subject to regulation by the State of Connecticut Department of Insurance and the U.S. Securities and Exchange Commission (“SEC”). The assets and liabilities of the Separate Account are clearly identified and distinguished from PHL Variable’s other asset and liabilities. Premium payments and contract value allocated by a contract owner to the GIA are not legally insulated and are subject to claims against PHL Variable’s general account assets.

Note 2. Additions, Mergers, Liquidations and Name Changes

A. Additions

There were no fund additions in 2023 or 2024.

B. Mergers

As a result of restructuring, the following underlying fund that was previously offered is no longer available as an investment option to our Contract Owners. Any Contract Owner allocations that remained in this fund were redeemed and used to purchase shares of the surviving fund as indicated:

Date	Surviving Subaccount	Closed Subaccount

April 21, 2023	Wanger Acorn	Wanger Select

C. Liquidations

There were no fund liquidations in 2023 or 2024.

D. Name Changes

During the last two years the following subaccount name changes were made effective:

Date	New Name	Old Name

September 1, 2023	Lazard Retirement US Small Cap Equity Select Portfolio	Lazard Retirement US Small -Mid Cap Equity
April 29, 2024	Virtus VIT Tactical Allocation Series	Virtus VIT Strategic Allocation Series
May 1, 2024	CVT S&P MidCap 400 Index Portfolio	Calvert VP S&P MidCap 400 Index Portfolio

Note 3. Significant Accounting Policies

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 3. Significant Accounting Policies (continued)

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holder’s investments in the funds and the amounts reported in the statements of net assets. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Contracts in Payout (Annuitization) Period

Net assets allocated to contracts in the payout period are computed according to the Annuity 2000 Mortality Table, or 2012 Individual Annuity Reserving Mortality Table depending on the particular product. The assumed interest return is also dependent on the particular product, and could range from 4.5 percent to 5.25 percent, as regulated by the laws of the respective states. During the payout period, the mortality risk is fully borne by PHL and may result in additional amounts being transferred into the Separate Account from PHL to cover greater longevity of annuitants than expected. Conversely, if amounts allocated during the payout period exceed amounts required, transfers of excess amounts from the Separate Account may be made to PHL. These amounts will appear in the “Maintenance charges and mortality adjustments” of the Statements of Operations and Change in Net Assets.

Annuity Assets

Annuity Assets relate to contracts that have annuitized and are in the payout period. Such assets are computed on the basis of published mortality tables using assumed interest rates that will provide assets as prescribed by law. In cases where the payout option selected is life contingent, PHL periodically recalculates the required annuity assets, and any resulting adjustment is either charged or credited to PHL and not to the Separate Account.

The annuity assets for December 31, 2024 by subaccount are as follows:

Subaccount	Annuity Assets

AB VPS Balanced Hedged Allocation Portfolio	$455
AMT Sustainable Equity Portfolio	4,916
CVT S&P MidCap 400 Index Portfolio	69
DWS Equity 500 Index VIP	6,783
DWS Small Cap Index VIP	13
Federated Hermes Fund for U.S. Government Securities II	5,316
Federated Hermes Government Money Fund II	1,953
Federated Hermes High Income Bond Fund II	549
Fidelity® VIP Contrafund® Portfolio	4,490
Fidelity® VIP Growth Opportunities Portfolio	9,388
Fidelity® VIP Growth Portfolio	4,132
Fidelity® VIP Investment Grade Bond Portfolio	2,553
Franklin Income VIP Fund	1,299
Franklin Mutual Shares VIP Fund	2,474
FTVIP Franklin DynaTech Fund	360
Invesco V.I. American Franchise Fund	3,471
Invesco V.I. Capital Appreciation Fund	404
Invesco V.I. Core Equity Fund	353
Invesco V.I. Global Fund	131
Invesco V.I. Main Street Mid Cap Fund®	434

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 3. Significant Accounting Policies (continued)

Invesco V.I. Main Street Small Cap Fund®	2,599
Lazard Retirement US Small Cap Equity Select Portfolio	129
Lord Abbett Series Fund Bond Debenture Portfolio	179
Lord Abbett Series Fund Growth and Income Portfolio	7,076
Lord Abbett Series Fund Mid Cap Stock Portfolio	2,049
Morningstar Balanced ETF Asset Allocation Portfolio	1,401
Morningstar Growth ETF Asset Allocation Portfolio	897
Morningstar Income and Growth ETF Asset Allocation Portfolio	112
Subaccount	Annuity Assets

Neuberger Berman AMT Mid Cap Growth Portfolio	$657
PIMCO CommodityReal Return® Strategy Portfolio	1,723
PIMCO Real Return Portfolio	11
PIMCO Total Return Portfolio	135
Templeton Developing Markets VIP Fund	143
Templeton Foreign VIP Fund	252
Templeton Growth VIP Fund	1,611
TVST Touchstone Balanced Fund	8
TVST Touchstone Bond Fund	1,872
TVST Touchstone Common Stock Fund	9,674
TVST Touchstone Small Company Fund	1,244
Virtus Duff & Phelps Real Estate Securities Series	3,713
Virtus KAR Capital Growth Series	8,422
Virtus KAR Enhanced Core Equity Series	101,289
Virtus KAR Small-Cap Growth Series	2,918
Virtus KAR Small-Cap Value Series	4,018
Virtus Newfleet Multi-Sector Intermediate Bond Series	10,189
Virtus SGA International Growth Series	10,027
Virtus VIT Tactical Allocation Series	1,805
Wanger Acorn	2,169
Wanger International	3,158

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Separate Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of PHL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, PHL does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. PHL will review periodically the status of this policy in the event of changes in the tax law.

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 3. Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change such as possibility for elevated mortality and investment market volatility.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Separate Account invests in shares of open-end mutual funds, which process contract holders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs). The fair value of the Separate Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Separate Account measures the fair value of its investment in the Fund on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•  Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.

•  Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•  Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.

Investments in Fund shares are valued using the reported net asset value of the respective Funds at the end of each New York Stock Exchange business day, as determined by the respective Funds. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2024.

The Separate Account had no financial liabilities as of December 31, 2024.

Segment Disclosures

In this reporting period, the Separate Account adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the financial position or the results of

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 3. Significant Accounting Policies (continued)

operations for the subaccounts of the Separate Account. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the Accounting Operations Department, who is responsible for reviewing subaccount financial statements and related Separate Account controls. The Separate Account represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on the investment selections of its contract holders. The financial information which is used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reported on the Statements of Operations and Change in Net Assets as net assets and significant segment expenses are reported in the Statements of Operations and Change in Net Assets. The CODM does not evaluate the business using asset or subaccount expense information.

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 4. Purchases and Proceeds from Sales of Investments

The cost of investment purchases and proceeds from investments sold for the years ended December 31, 2024 and 2023, were as follows:

	2024		2023
		Proceeds from		Proceeds from
Subaccount	Cost of Purchases	Sales	Cost of Purchases	Sales

AB VPS Balanced Hedged Allocation Portfolio	$54,761	$2,095,104	$214,041	$711,993
Alger Capital Appreciation Portfolio	63,293	1,948,023	10,689	510,620
AMT Sustainable Equity Portfolio	943,794	10,434,067	426,519	3,477,931
CVT S&P MidCap 400 Index Portfolio (b)	498,256	1,091,076	158,684	105,853
DWS Equity 500 Index VIP	1,685,578	8,102,876	1,689,732	2,693,576
DWS Small Cap Index VIP	209,027	291,827	45,722	23,432
Federated Hermes Fund for U.S. Government Securities II	1,657,876	6,869,702	1,433,324	3,417,169
Federated Hermes Government Money Fund II	2,580,418	6,684,190	4,138,586	5,598,039
Federated Hermes High Income Bond Fund II	216,208	1,051,772	269,238	547,305
Fidelity® VIP Contrafund® Portfolio	3,019,626	9,104,819	1,127,038	3,513,490
Fidelity® VIP Growth Opportunities Portfolio	627,339	24,209,921	1,008,347	7,608,291
Fidelity® VIP Growth Portfolio	2,457,026	4,682,181	944,083	2,318,648
Fidelity® VIP Investment Grade Bond Portfolio	1,544,197	5,178,119	800,532	2,067,657
Franklin Income VIP Fund	1,259,389	3,539,794	1,956,681	2,643,436
Franklin Mutual Shares VIP Fund	1,425,273	5,036,494	1,991,854	3,203,114
FTVIP Franklin DynaTech Fund	7,693	185,902	29,791	25,741
Guggenheim VT Long Short Equity Fund	354	173,867	772	3,348
Invesco V.I. American Franchise Fund	76,557	5,322,100	636,183	2,651,968
Invesco V.I. Capital Appreciation Fund	5,705	351,005	34,451	60,451
Invesco V.I. Core Equity Fund	211,898	755,828	147,811	385,188
Invesco V.I. Equity and Income Fund	79,670	503,210	223,972	310,183
Invesco V.I. Global Fund	89,318	596,026	172,824	154,305
Invesco V.I. Main Street Mid Cap Fund®	466,857	777,096	7,374	62,298
Invesco V.I. Main Street Small Cap Fund®	761,952	5,587,283	321,550	2,077,078
Lazard Retirement US Small Cap Equity Select Portfolio	17,525	45,466	7,809	27,541
Lord Abbett Series Fund Bond Debenture Portfolio	171,933	802,200	240,683	486,851
Lord Abbett Series Fund Growth and Income Portfolio	1,750,991	9,558,541	1,246,120	4,035,934
Lord Abbett Series Fund Mid Cap Stock Portfolio	296,709	572,630	68,253	301,521

(b) Name change. See Note 2.

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 4. Purchases and Proceeds from Sales of Investments (continued)

	2024		2023
		Proceeds from		Proceeds from
Subaccount	Cost of Purchases	Sales	Cost of Purchases	Sales

Morningstar Aggressive Growth ETF Asset Allocation Portfolio	$71,846	$2,214,859	$152,291	$736,004
Morningstar Balanced ETF Asset Allocation Portfolio	842,722	5,047,094	877,879	3,007,974
Morningstar Growth ETF Asset Allocation Portfolio	193,125	2,513,453	250,099	928,928
Morningstar Income and Growth ETF Asset Allocation Portfolio	257,617	6,120,101	776,036	2,516,440
Neuberger Berman AMT Mid Cap Growth Portfolio	145,286	121,765	33,833	95,146
PIMCO CommodityReal Return® Strategy Portfolio	1,120,402	3,139,508	2,790,689	1,324,931
PIMCO Real Return Portfolio	23,175	148,842	33,078	383,208
PIMCO Total Return Portfolio	331,221	866,153	171,904	475,231
Rydex VT Inverse Government Long Bond Strategy Fund	8,256	22,867	856	28,308
Rydex VT Nova Fund	18	76,189	10,095	3,346
Templeton Developing Markets VIP Fund	151,834	603,124	52,367	138,985
Templeton Foreign VIP Fund	325,791	1,075,109	144,837	724,328
Templeton Growth VIP Fund	984,935	4,260,405	619,469	3,019,293
TVST Touchstone Balanced Fund	43,781	689,254	460,731	449,683
TVST Touchstone Bond Fund	1,081,822	3,343,069	783,079	1,590,360
TVST Touchstone Common Stock Fund	2,984,876	19,637,847	3,363,978	8,531,495
TVST Touchstone Small Company Fund	304,616	2,626,912	111,781	1,149,089
Virtus Duff & Phelps Real Estate Securities Series	1,066,213	7,925,657	1,747,302	2,093,852
Virtus KAR Capital Growth Series	4,555,650	10,293,376	2,452,326	4,013,916
Virtus KAR Enhanced Core Equity Series	1,467,795	9,319,740	1,977,991	3,926,474
Virtus KAR Small-Cap Growth Series	1,830,337	8,205,900	2,180,428	3,580,044
Virtus KAR Small-Cap Value Series	2,319,520	11,499,335	1,980,514	3,784,985
Virtus Newfleet Multi-Sector Intermediate Bond Series	2,620,514	10,461,463	1,941,989	5,122,903
Virtus SGA International Growth Series	2,824,338	20,155,602	412,018	11,917,667
Virtus VIT Tactical Allocation Series (b)	1,194,951	3,098,270	845,751	1,482,387
Wanger Acorn	262,473	9,575,261	3,570,971	2,774,931
Wanger International	1,066,631	8,012,334	453,218	3,087,997

(b) Name change. See Note 2.

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 5. Related Party Transactions and Charges and Deductions

Related Party Transactions

PHL Variable and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. PHL Variable is the insurer who provides the contract benefits as well as administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account.

Charges and Deductions

PHL Variable makes deductions from the contract to compensate for the various expenses in selling, maintaining, underwriting, and issuing the contracts and providing guaranteed insurance benefits.

Certain charges are deducted from the contracts as a daily reduction in Unit Value. The charges are included in a separate line item entitled “Mortality and expense risk and administrative charges” in the accompanying Statements of Operations and Change in Net Assets. Other periodic charges are taken out as a transaction on a monthly basis. Those charges appear on the Statements of Operations and Change in Net Assets on line “Maintenance charges and mortality adjustments”. The contract charges are described below:

A. Contract Maintenance Charges

The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate PHL Variable for certain costs associated with maintenance. The charges assessed to the Separate Account for Contract Maintenance Charges are outlined as follows:

Administration Charge – In accordance with terms of the contracts, PHL Variable makes deductions for administrative charges at the rates below. These charges are typically a flat dollar amount but could also be waived if the account value is above a certain dollar amount.

Plan	Admin Charge
Asset Manager	None
Big Edge Choice	$35
Freedom Edge	$35
Phoenix Dimensions	$35
Phoenix Income Choice	$24
Phoenix Investor’s Edge	$35
Phoenix Premium Edge	$35
Phoenix Spectrum Edge	$35
Phoenix Spectrum Edge Plus	$35
Retirement Planner’s Edge	$35
The Phoenix Edge VA	$35

Contract Surrender Charge – In accordance with terms of the contracts, PHL Variable charges a deduction for surrender charges at the rates and schedules below. Because a contract’s value and policy duration may vary, the surrender charge may also vary.

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 5. Related Party Transactions and Charges and Deductions

Plan	Surrender Charge
Asset Manager	None
Big Edge Choice	Years 1-7: 7% 6% 5% 4% 3% 2% 1%; Years 8+: 0%
Freedom Edge	None
Phoenix Dimensions	5 year schedule: Years 1-5: 7% 6% 5% 4% 3%; Years 6+: 0%
7 year schedule: Years 1-7: 7% 6% 5% 4% 3% 2% 1%; Years 8+: 0%
Phoenix Income Choice	Years 1-7: 7% 6% 5% 4% 3% 2% 1%; Years 8+: 0%
Phoenix Investor’s Edge	Years 1-4: 8% 7% 7% 6%; Years 5+: 0%
Phoenix Premium Edge	Years 1-8: 8% 8% 8% 7% 6% 5% 4% 3%; Years 9+: 0%
Phoenix Spectrum Edge	Years 1-7: 7% 6% 5% 4% 3% 2% 1%; Years 8+: 0%
Phoenix Spectrum Edge Plus	Years 1-7: 7% 6% 5% 4% 3% 2% 1%; Years 8+: 0%
Retirement Planner’s Edge	None
The Phoenix Edge VA	Years 1-7: 7% 7% 6% 6% 5% 4% 3%; Years 8+: 0%

All of the above expenses are reflected as redemption of units and are included in a separate line item entitled “Maintenance charges and mortality adjustments” in the accompanying Statements of Operations and Change in Net Assets.

B. Optional Rider and Benefit Charges

PHL may deduct other charges and fees based on the selection of Other Optional Contract Riders and Benefits. These expenses are included in a separate line item entitled “Terminations, withdrawals and annuity payments” in the accompanying Statements of Operations and Change in Net Assets. This expense is reflected as redemption of units.

C. Daily M&E and Administrative Fees

As mentioned above, the M&E Fees are typically deducted daily from policy value allocated to the variable subaccounts. These expenses are included in a separate line item “Mortality and expense risk and administrative charges” in the accompanying Statements of Operations and Change in Net Assets. This expense is reflected as a daily reduction of unit values. PHL will make deductions at the rates listed below of the contract’s value for the mortality and expense cost risks and for administrative cost risks, which PHL Variable undertakes.

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 5. Related Party Transactions and Charges and Deductions

	Annual M&E Factor
Plan	Assessed Daily	Assessed Monthly
Asset Manager Option 1	0.125%	0.375%
Asset Manager Option 2	0.125%	0.625%
Freedom Edge	0.125%	1.475%
Phoenix Dimensions Option 1	0.125%	1.125%
Phoenix Dimensions Option 2	0.125%	1.375%
Phoenix Dimensions Option 3	0.125%	1.375%
Phoenix Dimensions Option 4	0.125%	1.625%
Phoenix Income Choice	0.000%	1.250%
Phoenix Income Choice with GPAF	0.000%	2.250%
Phoenix Investor’s Edge Option 1	0.125%	1.525%
Phoenix Investor’s Edge Option 2	0.125%	1.675%
Phoenix Investor’s Edge Option 3	0.125%	1.825%
Phoenix Investor’s Edge Option 4	0.125%	1.725%
Phoenix Premium Edge	0.125%	1.475%
Phoenix Spectrum Edge Option 1	0.125%	0.975%
Phoenix Spectrum Edge Option 2	0.125%	1.125%
Phoenix Spectrum Edge Option 3	0.125%	1.275%
Phoenix Spectrum Edge Option 4	0.125%	1.175%
Phoenix Spectrum Edge Plus Option 1	0.125%	1.075%
Phoenix Spectrum Edge Plus Option 2	0.125%	1.225%
Retirement Planner’s Edge	0.125%	1.275%
The Big Edge Choice	0.125%	1.250%
The Phoenix Edge VA Option 1	0.125%	0.775%
The Phoenix Edge VA Option 2	0.125%	1.125%
The Phoenix Edge VA Option 3	0.125%	1.225%

D. Other Charges

PHL may deduct other charges depending on the contract terms.

Certain liabilities of the Separate Account are payable to PHL Variable when these fees are not settled at the end of the period and will be shown in the liability section of the Statements of Net Assets.

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2024 and 2023, were as follows:

	2024			2023
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

AB VPS Balanced Hedged Allocation Portfolio	2,212	(1,168,862)	(1,166,650)	19,211	(419,035)	(399,824)
Alger Capital Appreciation Portfolio	8,370	(169,549)	(161,179)	1,183	(60,595)	(59,412)
AMT Sustainable Equity Portfolio	41,365	(5,682,548)	(5,641,183)	47,442	(2,305,230)	(2,257,788)
CVT S&P MidCap 400 Index Portfolio (b)	102,215	(278,631)	(176,416)	18,121	(26,037)	(7,916)
DWS Equity 500 Index VIP	26,473	(768,667)	(742,194)	79,609	(317,175)	(237,566)
DWS Small Cap Index VIP	55,925	(90,021)	(34,096)	10,754	(6,565)	4,189
Federated Hermes Fund for U.S. Government Securities II	376,172	(2,580,061)	(2,203,889)	382,444	(1,271,992)	(889,548)
Federated Hermes Government Money Fund II	2,140,530	(7,077,979)	(4,937,449)	3,892,546	(6,100,493)	(2,207,947)
Federated Hermes High Income Bond Fund II	6,939	(220,637)	(213,698)	18,184	(104,627)	(86,443)
Fidelity® VIP Contrafund® Portfolio	70,581	(729,594)	(659,013)	37,103	(395,317)	(358,214)
Fidelity® VIP Growth Opportunities Portfolio	55,228	(2,648,357)	(2,593,129)	207,226	(1,074,550)	(867,324)
Fidelity® VIP Growth Portfolio	22,438	(432,181)	(409,743)	61,309	(271,901)	(210,592)
Fidelity® VIP Investment Grade Bond Portfolio	835,973	(3,619,308)	(2,783,335)	343,828	(1,422,933)	(1,079,105)
Franklin Income VIP Fund	382,563	(1,719,145)	(1,336,582)	450,069	(1,359,118)	(909,049)
Franklin Mutual Shares VIP Fund	378,064	(1,713,198)	(1,335,134)	291,408	(1,181,313)	(889,905)
FTVIP Franklin DynaTech Fund	1,837	(44,836)	(42,999)	8,702	(7,205)	1,497
Guggenheim VT Long Short Equity Fund	66	(80,277)	(80,211)	191	(614)	(423)
Invesco V.I. American Franchise Fund	19,251	(1,203,533)	(1,184,282)	133,021	(792,668)	(659,647)
Invesco V.I. Capital Appreciation Fund	1,461	(85,658)	(84,197)	11,801	(17,134)	(5,333)
Invesco V.I. Core Equity Fund	12,338	(218,266)	(205,928)	33,652	(137,090)	(103,438)
Invesco V.I. Equity and Income Fund	5,606	(185,610)	(180,004)	52,067	(123,250)	(71,183)
Invesco V.I. Global Fund	15,429	(194,613)	(179,184)	27,049	(61,273)	(34,224)
Invesco V.I. Main Street Mid Cap Fund®	132,154	(229,800)	(97,646)	2,178	(19,708)	(17,530)
Invesco V.I. Main Street Small Cap Fund®	106,008	(1,764,856)	(1,658,848)	87,279	(740,144)	(652,865)
Lazard Retirement US Small Cap Equity Select Portfolio	823	(13,096)	(12,273)	2,916	(8,235)	(5,319)

(b) Name change. See Note 2.

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions (continued)

	2024			2023
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Lord Abbett Series Fund Bond Debenture Portfolio	46,484	(375,243)	(328,759)	69,828	(233,792)	(163,964)
Lord Abbett Series Fund Growth and Income Portfolio	38,183	(3,067,784)	(3,029,601)	223,648	(1,492,167)	(1,268,519)
Lord Abbett Series Fund Mid Cap Stock Portfolio	55,382	(205,503)	(150,121)	6,267	(123,917)	(117,650)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	2,136	(891,779)	(889,643)	4,138	(332,082)	(327,944)
Morningstar Balanced ETF Asset Allocation Portfolio	319,101	(2,719,468)	(2,400,367)	200,483	(1,760,499)	(1,560,016)
Morningstar Growth ETF Asset Allocation Portfolio	16,987	(1,126,894)	(1,109,907)	3,002	(458,027)	(455,025)
Morningstar Income and Growth ETF Asset Allocation Portfolio	7,628	(3,987,762)	(3,980,134)	274,107	(1,758,723)	(1,484,616)
Neuberger Berman AMT Mid Cap Growth Portfolio	58,923	(55,817)	3,106	18,871	(52,987)	(34,116)
PIMCO CommodityReal Return® Strategy Portfolio	1,373,726	(4,280,899)	(2,907,173)	1,733,663	(1,707,306)	26,357
PIMCO Real Return Portfolio	4,341	(96,460)	(92,119)	6,487	(262,080)	(255,593)
PIMCO Total Return Portfolio	158,165	(564,877)	(406,712)	61,595	(313,255)	(251,660)
Rydex VT Inverse Government Long Bond Strategy Fund	18,520	(77,314)	(58,794)	3,391	(90,720)	(87,329)
Rydex VT Nova Fund	-	(9,742)	(9,742)	1,679	(205)	1,474
Templeton Developing Markets VIP Fund	17,585	(279,776)	(262,191)	18,770	(69,393)	(50,623)
Templeton Foreign VIP Fund	78,189	(342,962)	(264,773)	10,347	(253,664)	(243,317)
Templeton Growth VIP Fund	495,517	(1,969,134)	(1,473,617)	149,389	(1,563,031)	(1,413,642)
TVST Touchstone Balanced Fund	12,704	(258,785)	(246,081)	193,311	(197,441)	(4,130)
TVST Touchstone Bond Fund	502,990	(2,424,753)	(1,921,763)	252,948	(1,151,504)	(898,556)
TVST Touchstone Common Stock Fund	52,681	(4,642,202)	(4,589,521)	75,416	(2,368,456)	(2,293,040)
TVST Touchstone Small Company Fund	28,607	(726,828)	(698,221)	25,301	(357,053)	(331,752)
Virtus Duff & Phelps Real Estate Securities Series	185,024	(1,724,002)	(1,538,978)	394,155	(454,068)	(59,913)
Virtus KAR Capital Growth Series	123,147	(1,905,718)	(1,782,571)	118,065	(904,265)	(786,200)
Virtus KAR Enhanced Core Equity Series	251,548	(1,911,032)	(1,659,484)	211,527	(815,927)	(604,400)
Virtus KAR Small-Cap Growth Series	21,674	(403,652)	(381,978)	34,934	(190,280)	(155,346)
Virtus KAR Small-Cap Value Series	63,616	(2,234,381)	(2,170,765)	199,735	(815,565)	(615,830)

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions (continued)

	2024			2023
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Virtus Newfleet Multi-Sector Intermediate Bond Series	496,502	(3,719,024)	(3,222,522)	194,053	(1,816,306)	(1,622,253)
Virtus SGA International Growth Series	1,466,394	(9,387,618)	(7,921,224)	150,479	(5,613,423)	(5,462,944)
Virtus VIT Tactical Allocation Series (b)	40,796	(564,144)	(523,348)	19,348	(302,994)	(283,646)
Wanger Acorn	28,805	(928,113)	(899,308)	432,795	(271,892)	160,903
Wanger International	298,887	(2,022,391)	(1,723,504)	134,961	(779,513)	(644,552)

(b) Name change. See Note 2.

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights

The Separate Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s subaccount balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding unit values and total returns. The summary may not reflect the minimum and maximum contract charges offered by the Separate Account as contract owners may not have selected all available and applicable contract options as discussed in Note 5.

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total return ratios for each of the five years in the period ended December 31, 2024, were as follows:

		Unit	Unit		Investment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%)(3)(4)

AB VPS Balanced Hedged Allocation Portfolio
2024	648,824	1.73	2.02	1,195,109	1.10	0.90	1.80	6.55	7.45
2023	1,815,475	1.62	1.88	3,092,969	0.89	0.90	1.80	10.20	11.90
2022	2,215,299	1.47	1.68	3,401,165	2.99	0.90	1.80	(20.54)	(20.00)
2021	2,588,635	1.85	2.10	4,996,572	0.25	0.90	1.80	11.33	12.35
2020	3,136,468	1.66	1.87	5,431,140	2.18	0.90	1.80	7.29	8.27
Alger Capital Appreciation Portfolio
2024	185,517	11.13	20.33	2,484,154	-	0.90	1.95	45.25	46.79
2023	346,697	11.47	9.04	3,143,822	-	0.90	1.95	40.39	41.92
2022	406,109	8.17	6.37	2,594,234	-	0.90	1.95	(37.78)	(37.12)
2021	443,863	13.13	10.13	4,484,300	-	0.90	1.95	16.81	18.05
2020	495,209	11.24	8.58	4,301,176	-	0.90	1.95	39.00	40.48
AMT Sustainable Equity Portfolio
2024	9,382,571	1.88	1.98	18,147,096	-	0.90	1.80	22.88	24.53
2023	15,023,754	1.53	1.59	23,449,222	0.08	0.90	1.80	24.39	25.20
2022	17,281,542	1.23	1.27	21,596,374	0.12	0.90	1.80	(20.13)	(19.11)
2021	20,166,638	1.54	1.57	31,394,439	0.17	0.90	1.80	20.95	22.05
2020	23,315,057	1.27	1.29	29,865,336	0.38	0.90	1.80	17.14	18.21

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

		Unit	Unit		Investment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%)(3)(4)

CVT S&P MidCap 400 Index Portfolio (b)
2024	395,624	3.53	4.22	1,578,742	0.84	0.90	1.95	11.28	12.53
2023	572,040	3.17	3.75	2,028,861	1.24	0.90	1.95	13.62	15.03
2022	579,956	2.79	3.26	1,793,233	0.93	0.90	1.95	(14.94)	(14.21)
2021	690,132	3.28	3.80	2,500,866	0.80	0.90	1.95	21.99	23.30
2020	784,944	2.69	3.08	2,315,119	1.25	0.90	1.95	11.12	12.30
DWS Equity 500 Index VIP
2024	1,416,216	4.11	12.99	15,463,329	1.38	0.90	1.95	22.17	23.60
2023	2,158,410	7.94	10.51	19,290,897	1.40	0.90	1.95	23.68	24.82
2022	2,395,976	6.42	8.42	17,241,498	1.26	0.90	1.95	(19.95)	(19.04)
2021	2,596,231	8.02	10.40	23,120,364	1.47	0.90	1.95	25.90	27.24
2020	3,097,691	6.37	8.18	21,788,889	1.68	0.90	1.95	15.80	17.03
DWS Small Cap Index VIP
2024	159,762	2.99	3.40	520,805	1.24	0.90	1.65	9.12	10.39
2023	193,857	2.74	3.08	573,857	1.09	0.90	1.65	15.13	15.36
2022	189,668	2.38	2.67	485,875	0.82	0.90	1.65	(21.97)	(21.24)
2021	133,648	3.05	3.39	428,382	0.85	0.90	1.65	12.62	13.47
2020	162,935	2.71	2.99	461,407	1.13	0.90	1.65	17.46	18.36
Federated Hermes Fund for U.S. Government Securities II
2024	6,707,820	1.06	3.37	17,330,440	3.89	0.90	1.95	(1.77)	(0.30)
2023	8,911,710	2.25	3.38	23,205,671	2.58	0.90	1.95	2.27	3.05
2022	9,801,258	2.20	3.28	24,831,476	1.92	0.90	1.95	(14.40)	(13.23)
2021	11,073,290	2.57	3.78	32,251,266	2.04	0.90	1.95	(3.95)	(2.93)
2020	11,244,956	2.67	3.90	34,031,638	2.46	0.90	1.95	3.16	4.27

(b) Name change. See Note 2.

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

		Unit	Unit		Investment	Expense	Expense	Total	Total
		Values	Values		Income	Ratios	Ratios	Returns	Returns
		Lowest	Highest	Net	Ratios	Lowest	Highest	Lowest	Highest
Subaccount	Units	($) (4)	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (2)	(%) (3)(4)	(%)(3)(4)

Federated Hermes Government Money Fund II
2024	12,378,703	0.87	1.00	11,657,675	4.60	0.90	1.85	2.25	4.35
2023	17,316,152	0.84	0.96	15,761,447	4.44	0.90	1.85	2.44	3.23
2022	19,524,099	0.78	0.93	17,220,899	1.11	0.90	2.25	(1.27)	-
2021‡	21,952,157	0.79	0.93	19,402,387	0.00	0.90	2.25	(2.25)	(0.90)
2020	23,752,090	0.81	0.95	21,247,637	0.20	0.75	2.25	(2.05)	(0.55)
Federated Hermes High Income Bond Fund II
2024	503,506	2.07	6.63	2,505,870	6.21	0.90	1.95	4.19	5.23
2023	717,203	5.21	6.12	3,348,334	5.99	0.90	1.95	10.38	11.88
2022	803,646	4.72	5.47	3,425,667	5.76	0.90	1.95	(13.39)	(12.62)
2021‡	942,182	5.45	6.26	4,602,978	4.94	0.90	1.95	2.81	3.91
2020	1,098,291	5.31	7.05	5,222,644	6.21	0.75	1.95	3.53	4.80
Fidelity® VIP Contrafund® Portfolio
2024	1,494,459	4.61	17.57	18,853,048	0.09	0.90	1.95	31.03	32.40
2023	2,153,472	10.99	11.11	20,774,249	0.38	0.90	1.95	30.68	32.10
2022	2,511,686	8.41	8.41	18,280,250	0.39	0.90	1.95	(27.81)	(27.00)
2021	2,778,139	11.65	11.52	27,766,702	0.05	0.90	1.95	25.22	26.56
2020	3,279,743	9.30	9.10	25,627,958	0.15	0.90	1.95	27.89	29.26
Fidelity® VIP Growth Opportunities Portfolio
2024	3,764,557	7.03	19.44	40,082,833	-	0.90	1.80	36.25	37.59
2023	6,357,685	11.71	10.64	48,421,248	-	0.90	1.95	42.63	44.17
2022	7,225,009	8.21	7.38	38,385,323	-	0.90	1.95	(39.36)	(38.76)
2021	7,064,560	13.54	12.05	62,241,084	-	0.90	1.95	9.65	10.82
2020	8,944,561	12.35	10.88	70,617,452	0.01	0.90	1.95	65.22	66.98
Fidelity® VIP Growth Portfolio
2024	915,315	6.18	14.46	10,322,055	-	0.90	1.95	27.69	29.02
2023	1,325,059	9.28	8.03	11,606,220	0.04	0.90	1.95	33.53	34.96
2022	1,535,651	6.95	5.95	10,113,473	0.51	0.90	1.95	(25.99)	(25.25)
2021‡	1,653,976	9.39	7.96	14,591,626	-	0.90	1.95	20.69	21.98
2020	1,925,914	7.78	13.50	14,015,990	0.06	0.75	1.95	40.95	42.67

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Fidelity® VIP Investment Grade Bond Portfolio
2024	8,549,268	1.28	1.51	11,882,825	3.06	0.90	1.80	(0.77)	0.72
2023	11,332,603	1.28	1.50	15,689,933	2.52	0.90	1.80	4.07	4.90
2022	12,411,708	1.20	1.43	16,407,356	2.12	0.90	1.95	(14.89)	(13.33)
2021	13,866,208	1.41	1.65	21,337,464	1.95	0.90	1.95	(2.66)	(1.62)
2020	14,181,358	1.45	1.68	22,279,991	2.18	0.90	1.95	7.13	8.27
Franklin Income VIP Fund
2024	3,784,246	1.88	2.42	7,568,124	5.48	0.90	1.80	5.00	6.21
2023	5,120,827	1.89	2.28	9,737,962	5.13	0.90	1.95	6.78	7.55
2022	6,029,876	1.77	2.12	10,757,187	4.80	0.90	1.95	(7.33)	(6.19)
2021	7,497,343	1.91	2.26	14,291,954	4.72	0.90	1.95	14.48	15.71
2020‡	9,008,122	1.67	1.96	14,914,238	5.85	0.90	1.95	(1.27)	(0.21)
Franklin Mutual Shares VIP Fund
2024	3,467,441	1.81	7.88	10,301,733	1.77	0.90	1.95	9.13	10.36
2023	4,802,576	4.87	7.14	13,015,900	1.83	0.90	1.95	11.19	12.44
2022	5,692,481	4.38	6.35	13,918,659	1.80	0.90	1.95	(9.32)	(8.24)
2021	6,904,134	4.83	6.92	18,015,413	2.81	0.90	1.95	16.85	18.10
2020‡	8,365,589	4.13	5.86	18,258,904	2.80	0.90	1.95	(6.89)	(5.90)
FTVIP Franklin DynaTech Fund
2024	39,819	4.23	4.88	181,380	-	0.90	1.75	28.11	29.10
2023	82,819	3.30	3.78	291,773	-	0.90	1.75	41.63	42.64
2022	81,322	2.33	2.65	201,223	-	0.90	1.75	(41.16)	(40.45)
2021	89,396	3.96	4.45	373,790	-	0.90	1.75	14.11	15.10
2020	95,965	3.47	3.87	350,189	-	0.90	1.75	42.36	43.58
Guggenheim VT Long Short Equity Fund
2024	-	1.90	2.38	-	0.21	0.90	1.95	6.74	7.69
2023	80,211	1.78	2.21	159,129	0.27	0.90	1.95	10.56	11.62
2022	80,634	1.61	1.98	143,899	0.45	0.90	1.95	(16.15)	(15.02)
2021	94,615	1.92	2.33	200,325	0.59	0.90	1.95	21.39	22.69
2020	122,464	1.58	1.90	212,594	0.89	0.90	1.95	2.88	3.98

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco V.I. American Franchise Fund
2024	1,946,738	4.47	5.02	9,344,546	-	0.90	1.80	32.57	33.87
2023	3,131,020	3.37	3.75	11,280,038	-	0.90	1.80	38.11	39.41
2022	3,790,667	2.44	2.69	9,811,743	-	0.90	1.80	(32.22)	(31.73)
2021	3,862,007	3.60	3.94	14,697,358	-	0.90	1.80	9.91	10.92
2020	4,525,574	3.28	3.55	15,580,143	0.07	0.90	1.80	39.80	41.07
Invesco V.I. Capital Appreciation Fund
2024	158,121	4.00	4.77	687,544	-	0.90	1.80	31.37	32.50
2023	242,319	3.06	3.60	797,527	-	0.90	1.80	32.47	33.83
2022	247,652	2.31	2.69	611,446	-	0.90	1.80	(32.26)	(31.55)
2021	270,389	3.41	3.93	982,661	-	0.90	1.80	20.08	21.18
2020	277,485	2.84	3.24	835,903	-	0.90	1.80	33.79	35.02
Invesco V.I. Core Equity Fund
2024	542,713	3.24	3.85	1,937,279	0.63	0.90	1.80	23.19	24.60
2023	748,641	2.63	3.09	2,163,433	0.72	0.90	1.80	21.20	22.13
2022	852,079	2.17	2.53	2,021,626	0.91	0.90	1.80	(21.94)	(21.18)
2021	918,614	2.78	3.21	2,779,784	0.64	0.90	1.80	25.44	26.59
2020	1,083,869	2.22	2.54	2,602,440	1.34	0.90	1.80	11.80	12.83
Invesco V.I. Equity and Income Fund
2024	417,204	2.41	2.99	1,137,639	1.41	0.90	1.95	9.82	10.74
2023	597,209	2.24	2.70	1,470,081	1.71	0.90	1.95	8.21	9.31
2022	668,392	2.07	2.47	1,514,364	1.40	0.90	1.95	(9.61)	(8.52)
2021	649,926	2.29	2.70	1,611,600	1.67	0.90	1.95	16.05	17.29
2020	678,528	1.97	2.30	1,442,149	2.13	0.90	1.95	7.51	8.66
Invesco V.I. Global Fund
2024	232,514	2.66	3.31	679,843	-	0.90	1.95	13.39	14.93
2023	411,699	2.39	2.88	1,073,606	-	0.90	1.95	32.04	32.72
2022	445,923	1.81	2.17	874,851	-	0.90	1.95	(33.46)	(32.40)
2021	493,884	2.72	3.21	1,450,798	-	0.90	1.95	12.93	14.14
2020	560,444	2.41	2.81	1,450,004	0.45	0.90	1.95	24.86	26.19

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco V.I. Main Street Mid Cap Fund®
2024	177,999	2.96	3.55	572,498	0.45	0.90	1.80	15.09	16.01
2023	275,645	2.57	3.06	773,139	0.29	0.90	1.80	12.23	13.33
2022	293,175	2.29	2.70	728,472	0.34	0.90	1.80	(15.81)	(15.09)
2021	335,829	2.72	3.18	986,237	0.42	0.90	1.80	21.03	22.14
2020	407,264	2.25	2.60	982,171	0.70	0.90	1.80	7.28	8.27
Invesco V.I. Main Street Small Cap Fund®
2024	3,494,854	3.08	3.65	11,181,069	-	0.90	1.80	10.39	11.28
2023	5,153,702	2.79	3.28	14,883,579	0.92	0.90	1.80	15.77	16.73
2022	5,806,567	2.41	2.81	14,427,763	0.24	0.90	1.80	(17.47)	(16.62)
2021	6,595,481	2.92	3.37	19,780,425	0.17	0.90	1.80	20.07	21.16
2020	8,270,058	2.43	2.78	20,550,770	0.37	0.90	1.80	17.48	18.56
Lazard Retirement US Small Cap Equity Select Portfolio
2024	133,114	2.85	3.45	421,908	-	0.90	1.85	9.19	10.22
2023	145,387	2.61	3.13	420,282	-	0.90	1.85	7.85	9.06
2022	150,706	2.42	2.87	401,224	-	0.90	1.85	(17.12)	(16.33)
2021	153,593	2.92	3.43	491,129	0.05	0.90	1.85	17.66	18.79
2020	174,009	2.48	2.89	470,151	0.19	0.90	1.85	4.79	5.80
Lord Abbett Series Fund Bond Debenture Portfolio
2024	638,054	1.89	2.38	1,378,071	4.52	0.90	1.95	4.32	5.78
2023	966,813	1.85	2.25	1,973,832	4.64	0.90	1.95	4.52	5.63
2022	1,130,777	1.77	2.13	2,197,127	4.08	0.90	1.95	(14.49)	(13.77)
2021	1,393,797	2.07	2.47	3,146,681	2.75	0.90	1.95	1.27	2.35
2020	1,713,133	2.04	2.41	3,799,844	3.49	0.90	1.95	5.21	6.34
Lord Abbett Series Fund Growth and Income Portfolio
2024	6,200,575	2.50	3.49	20,069,419	0.72	0.90	1.85	18.44	19.57
2023	9,230,176	2.44	2.92	25,035,250	0.92	0.90	1.85	10.91	12.31
2022	10,498,695	2.20	2.60	25,491,188	1.22	0.90	1.85	(10.93)	(10.34)
2021	12,488,615	2.47	2.90	33,884,275	0.99	0.90	1.85	26.64	27.86
2020	14,988,276	1.95	2.27	31,932,477	1.73	0.90	1.85	0.80	1.77

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Lord Abbett Series Fund Mid Cap Stock Portfolio
2024	537,397	2.11	3.07	1,486,194	0.40	0.90	1.85	12.72	13.70
2023	687,518	2.21	2.70	1,686,454	0.46	0.90	1.95	13.33	14.41
2022	805,168	1.95	2.36	1,731,647	0.77	0.90	1.95	(13.33)	(11.94)
2021	956,924	2.25	2.68	2,347,979	0.56	0.90	1.95	26.19	27.54
2020	1,106,968	1.78	2.10	2,142,537	1.08	0.90	1.95	0.50	1.57
Morningstar Aggressive Growth ETF Asset Allocation Portfolio
2024	966,932	2.36	2.68	2,444,949	0.94	0.90	1.80	12.32	13.56
2023	1,856,574	2.09	2.36	4,152,903	1.58	0.90	1.80	14.84	15.69
2022	2,184,518	1.82	2.04	4,239,683	1.39	0.90	1.80	(14.95)	(13.92)
2021	2,480,635	2.14	2.37	5,625,404	1.06	0.90	1.80	16.21	17.27
2020	2,732,460	1.84	2.02	5,305,309	1.86	0.90	1.80	7.98	8.97
Morningstar Balanced ETF Asset Allocation Portfolio
2024	5,465,899	1.75	1.99	10,184,343	1.52	0.90	1.80	7.98	9.34
2023	7,866,266	1.62	1.82	13,434,613	1.87	0.90	1.80	10.96	11.66
2022	9,426,282	1.46	1.63	14,476,343	1.64	0.90	1.80	(14.62)	(13.76)
2021	10,482,968	1.71	1.89	18,726,090	1.29	0.90	1.80	8.80	9.79
2020	11,773,806	1.57	1.72	19,247,354	1.98	0.90	1.80	7.16	8.14
Morningstar Growth ETF Asset Allocation Portfolio
2024	1,985,248	2.10	2.39	4,445,084	1.19	0.90	1.80	10.53	11.68
2023	3,095,156	1.90	2.14	6,226,113	1.77	0.90	1.80	13.10	14.44
2022	3,550,181	1.68	1.87	6,297,742	1.49	0.90	1.80	(14.72)	(14.22)
2021	4,097,929	1.97	2.18	8,504,678	1.19	0.90	1.80	12.82	13.85
2020	4,625,890	1.75	1.92	8,450,396	1.81	0.90	1.80	8.03	9.02
Morningstar Income and Growth ETF Asset Allocation Portfolio
2024	5,673,934	1.39	1.62	8,581,998	1.65	0.90	1.95	5.80	7.28
2023	9,654,068	1.31	1.51	13,717,458	2.06	0.90	1.95	8.26	9.42
2022	11,138,684	1.21	1.38	14,475,802	1.67	0.90	1.95	(14.18)	(13.21)
2021	12,488,694	1.41	1.59	18,841,810	1.35	0.90	1.95	4.39	5.51
2020	13,742,075	1.35	1.51	19,742,984	1.97	0.90	1.95	6.32	7.45

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Neuberger Berman AMT Mid Cap Growth Portfolio
2024	210,431	2.16	2.35	477,797	-	0.90	1.80	21.23	22.87
2023	207,325	1.78	1.88	384,383	-	1.10	1.80	16.34	16.77
2022	241,441	1.53	1.61	382,279	-	1.10	1.80	(30.45)	(29.69)
2021	324,610	2.20	2.29	732,748	-	1.10	1.80	10.70	11.48
2020‡	362,126	1.98	2.06	735,217	-	1.10	1.80	37.20	38.18
PIMCO CommodityReal Return® Strategy Portfolio
2024	11,872,950	0.66	0.78	8,527,318	2.02	0.90	1.80	1.39	4.00
2023	14,780,124	0.64	0.75	10,344,488	15.58	0.90	1.80	(9.86)	(9.64)
2022	14,753,767	0.71	0.83	11,367,598	21.35	0.90	1.80	7.58	7.79
2021	22,596,847	0.66	0.77	16,214,114	4.06	0.90	1.80	30.72	31.92
2020	27,076,105	0.51	0.58	14,786,372	6.13	0.90	1.80	(0.59)	0.32
PIMCO Real Return Portfolio
2024	392,073	1.33	1.57	578,029	2.59	0.90	1.80	-	0.76
2023	484,192	1.32	1.56	706,825	2.91	0.90	1.80	1.54	2.63
2022	739,785	1.30	1.52	1,049,042	6.89	0.90	1.80	(13.91)	(12.64)
2021	805,838	1.51	1.74	1,312,934	4.83	0.90	1.80	3.58	4.53
2020	1,013,902	1.45	1.66	1,592,944	1.32	0.90	1.80	9.60	10.60
PIMCO Total Return Portfolio
2024	1,174,894	1.35	1.64	1,775,388	3.92	0.90	1.95	0.68	1.42
2023	1,581,605	1.34	1.62	2,344,741	3.48	0.90	1.95	3.88	5.19
2022	1,833,265	1.29	1.54	2,597,015	2.48	0.90	1.95	(16.23)	(15.38)
2021	2,346,873	1.54	1.82	3,962,933	1.72	0.90	1.95	(3.29)	(2.25)
2020	2,550,242	1.59	1.86	4,427,298	2.03	0.90	1.95	6.43	7.56
Rydex VT Inverse Government Long Bond Strategy Fund
2024	254,230	0.28	0.35	77,886	3.98	0.90	1.95	13.79	16.67
2023	313,025	0.24	0.30	82,707	-	0.90	1.95	-	3.45
2022	400,354	0.24	0.29	105,487	-	0.90	1.95	41.18	45.00
2021	542,156	0.17	0.20	99,149	-	0.90	1.95	(1.00)	0.06
2020	515,368	0.17	0.20	94,666	0.28	0.90	1.95	(22.63)	(21.80)

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Rydex VT Nova Fund
2024	20,202	7.64	9.61	180,499	-	0.90	1.95	30.15	31.46
2023	29,945	5.87	7.31	199,521	-	0.90	1.95	32.51	33.88
2022	28,471	4.43	5.46	142,755	0.44	0.90	1.95	(31.64)	(30.89)
2021	30,565	6.48	7.90	222,017	0.26	0.90	1.95	39.42	40.91
2020	81,724	4.65	5.61	412,939	0.97	0.90	1.95	17.69	18.95
Templeton Developing Markets VIP Fund
2024	429,930	1.15	5.96	922,971	4.30	0.90	1.95	5.22	6.81
2023	692,121	1.12	5.58	1,346,651	2.08	0.90	1.95	10.89	11.60
2022	742,744	1.01	5.00	1,305,359	2.59	0.90	1.95	(23.48)	(22.72)
2021	790,050	1.32	6.47	1,791,733	0.90	0.90	1.95	(7.58)	(6.59)
2020	848,593	1.43	6.92	2,096,596	4.13	0.90	1.95	14.90	16.13
Templeton Foreign VIP Fund
2024	948,227	1.11	4.04	2,700,788	2.51	0.90	1.95	(2.97)	(1.77)
2023	1,213,000	3.41	3.76	3,514,784	3.25	0.90	1.95	18.40	19.75
2022	1,456,317	2.88	3.14	3,536,760	3.10	0.90	1.95	(9.43)	(8.45)
2021	1,651,615	3.18	3.43	4,409,552	1.86	0.90	1.95	2.13	3.22
2020	1,796,614	3.11	3.32	4,656,283	3.42	0.90	1.95	(3.08)	(2.05)
Templeton Growth VIP Fund
2024	4,340,807	1.31	5.67	8,619,992	0.96	0.90	1.95	3.09	4.61
2023	5,814,424	3.69	5.42	11,391,264	3.29	0.90	1.95	18.65	19.91
2022	7,228,066	3.11	4.52	11,935,997	0.16	0.90	1.95	(13.13)	(12.40)
2021‡	8,616,547	3.58	5.16	15,973,008	1.10	0.90	1.95	2.83	3.93
2020‡	9,422,968	3.48	5.00	16,864,926	3.04	0.75	1.95	3.74	5.01
TVST Touchstone Balanced Fund
2024	240,432	2.50	3.00	672,299	1.27	0.90	1.95	11.30	12.40
2023	486,513	2.24	2.67	1,207,540	1.43	0.90	1.95	16.06	17.62
2022	490,643	1.93	2.27	1,028,791	0.45	0.90	1.95	(17.52)	(16.54)
2021	537,702	2.34	2.72	1,363,825	0.22	0.90	1.95	14.79	16.02
2020	610,515	2.04	2.35	1,342,138	1.32	0.90	1.95	16.84	18.09

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

TVST Touchstone Bond Fund
2024	6,399,763	1.23	1.44	8,573,705	4.61	0.90	1.80	-	1.52
2023	8,321,526	1.23	1.43	11,059,936	4.53	0.90	1.80	4.24	5.15
2022	9,220,082	1.18	1.36	11,705,009	1.94	0.90	1.80	(15.71)	(14.47)
2021	10,180,857	1.40	1.59	15,193,369	2.54	0.90	1.80	(2.98)	(2.09)
2020	9,347,638	1.44	1.62	14,314,151	1.67	0.90	1.80	7.74	8.73
TVST Touchstone Common Stock Fund
2024	8,391,838	4.07	4.77	37,087,307	0.52	0.90	1.80	19.35	20.45
2023	12,981,359	3.41	3.96	47,842,898	0.41	0.90	1.80	24.45	25.71
2022	15,274,399	2.74	3.15	45,040,553	0.38	0.90	1.80	(19.17)	(18.60)
2021	17,964,337	3.39	3.87	65,174,465	0.51	0.90	1.80	25.55	26.70
2020	21,754,441	2.70	3.05	62,577,227	0.60	0.90	1.80	21.45	22.57
TVST Touchstone Small Company Fund
2024	1,554,055	3.42	4.00	5,773,623	0.36	0.90	1.80	11.65	12.68
2023	2,252,276	3.06	3.55	7,451,202	0.22	0.90	1.80	14.61	15.26
2022	2,584,028	2.67	3.08	7,429,128	0.03	0.90	1.80	(16.04)	(15.15)
2021	3,021,873	3.18	3.63	10,300,501	0.06	0.90	1.80	21.94	23.06
2020	3,870,733	2.61	2.95	10,768,289	0.16	0.90	1.80	16.56	17.63
Virtus Duff & Phelps Real Estate Securities Series
2024	3,905,966	2.22	21.36	16,603,442	1.64	0.90	1.95	8.69	9.90
2023	5,444,944	10.70	19.44	21,939,135	2.17	0.90	1.95	8.85	10.08
2022	5,504,857	9.83	17.66	20,718,454	0.92	0.90	1.95	(27.51)	(26.78)
2021	6,731,467	13.56	24.12	34,075,994	0.69	0.90	1.95	43.57	45.10
2020	7,582,275	9.44	16.62	27,229,228	1.17	0.90	1.95	(3.47)	(2.43)
Virtus KAR Capital Growth Series
2024	5,202,250	3.91	9.00	28,893,560	-	0.90	1.95	23.66	25.16
2023	6,984,822	5.96	4.77	31,223,199	-	0.90	1.95	32.15	33.24
2022	7,771,022	4.51	3.58	26,189,420	-	0.90	1.95	(37.36)	(36.64)
2021	8,460,690	7.20	5.65	44,995,935	-	0.90	1.95	9.95	11.13
2020	9,539,632	6.55	5.08	45,806,167	-	0.90	1.95	47.30	48.88

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Virtus KAR Enhanced Core Equity Series
2024	4,467,885	2.38	6.72	21,545,303	2.62	0.90	2.25	7.02	8.76
2023	6,127,369	2.42	5.82	27,666,129	2.99	0.90	2.25	(0.82)	0.52
2022	6,731,769	2.44	5.79	30,354,890	2.38	0.90	2.25	(4.69)	(3.18)
2021	7,892,623	2.56	5.98	36,751,846	2.20	0.90	2.25	14.75	16.33
2020	9,123,504	2.23	5.14	36,633,260	1.66	0.90	2.25	12.33	13.88
Virtus KAR Small-Cap Growth Series
2024	872,173	4.70	23.25	17,876,673	-	0.90	1.95	7.57	8.75
2023	1,254,151	17.03	21.38	24,017,550	-	0.90	1.95	17.37	18.65
2022	1,409,497	14.51	18.02	22,730,782	-	0.90	1.95	(31.69)	(30.98)
2021	1,542,501	21.24	26.11	35,984,482	-	0.90	1.95	2.94	4.04
2020	1,742,552	20.63	25.09	39,309,898	-	0.90	1.95	41.83	43.34
Virtus KAR Small-Cap Value Series
2024	4,650,551	2.41	13.83	22,195,996	0.48	0.90	1.95	7.77	8.98
2023	6,821,317	8.62	12.69	31,059,975	0.53	0.90	1.95	16.80	18.05
2022	7,437,147	7.38	10.75	29,007,228	0.20	0.90	1.95	(25.60)	(24.83)
2021	7,975,107	9.92	14.30	41,997,589	0.11	0.90	1.95	17.39	18.64
2020	9,689,084	8.45	12.06	42,402,686	1.08	0.90	1.95	27.12	28.48
Virtus Newfleet Multi-Sector Intermediate Bond Series
2024	8,930,995	1.79	6.34	23,562,238	4.77	0.90	1.95	3.75	4.97
2023	12,153,517	4.17	6.04	31,116,377	4.52	0.90	1.95	6.65	7.86
2022	13,775,770	3.91	5.60	33,095,950	3.16	0.90	1.95	(11.34)	(10.40)
2021‡	15,899,593	4.41	6.25	43,588,322	2.80	0.90	1.95	(0.90)	0.16
2020	15,814,065	4.45	5.45	44,719,740	3.26	0.75	1.95	4.46	5.74
Virtus SGA International Growth Series
2024	25,377,719	1.14	5.11	48,590,321	0.22	0.90	1.85	(7.61)	(6.51)
2023	33,298,942	4.63	4.15	69,505,236	0.10	0.90	1.85	16.04	16.90
2022	38,761,886	3.99	3.55	69,520,331	-	0.90	1.85	(20.20)	(19.32)
2021	40,789,353	5.00	4.40	91,928,995	-	0.90	1.85	6.32	7.35
2020	44,800,636	4.70	4.10	95,572,378	-	0.90	1.85	21.35	22.53

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Virtus VIT Tactical Allocation Series (b)
2024	1,642,302	2.29	7.16	8,952,048	1.84	0.90	1.95	11.50	12.76
2023	2,165,650	4.61	6.35	10,532,271	1.12	0.90	1.95	19.74	21.18
2022	2,449,296	3.85	5.24	9,875,730	0.24	0.90	1.95	(31.86)	(31.23)
2021‡	2,694,592	5.65	7.62	15,868,335	0.38	0.90	1.95	5.48	6.60
2020	3,088,398	5.36	7.64	17,181,680	0.67	0.75	1.95	31.35	32.95
Wanger Acorn
2024	1,871,305	2.84	12.60	20,820,252	-	0.90	1.95	12.00	13.11
2023	2,770,613	8.08	11.14	26,971,998	-	0.90	1.95	19.35	20.69
2022	2,609,710	6.77	9.23	21,409,246	-	0.90	1.95	(34.78)	(34.07)
2021	2,803,906	10.38	14.00	35,088,271	0.73	0.90	1.95	6.78	7.92
2020	3,186,737	9.72	12.98	36,995,624	-	0.90	1.95	21.81	23.11
Wanger International
2024	5,348,331	1.37	8.56	18,865,120	1.39	0.90	1.95	(10.03)	(9.03)
2023	7,071,834	7.80	8.57	27,886,318	0.31	0.90	1.95	14.71	15.97
2022	7,716,386	6.80	7.39	26,346,385	0.91	0.90	1.95	(35.11)	(34.43)
2021	7,570,718	10.48	11.27	41,070,177	0.55	0.90	1.95	16.50	17.74
2020	8,716,626	9.00	9.57	40,332,386	2.03	0.90	1.95	12.14	13.34

(b) Name change. See Note 2.

(‡) For the noted Fund, a total return fell outside of the disclosed range. The reason for this could be either a new product offering in the given year, and/ or units in a subaccount only invested for a partial period.

(1) The investment income ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) The expense ratios represent the annualized contract expenses of the Separate Account for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner contracts through the redemption of units and expenses of the Fund have been excluded.

PHL Variable Accumulation Account

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

(3)  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4) Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contract holders.

Note 8. Subsequent Events

The Separate Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

Report of Independent Registered Public Accounting Firm

To Those Charged with Governance of PHL Variable Insurance Company and Contract Owners of PHL Variable Accumulation Account:

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of the subaccounts listed in the Appendix that comprise PHL Variable Accumulation Account (the Separate Account) as of December 31, 2024, the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights in Note 7 for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, the results of their operations and changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2024, by correspondence with the transfer agents of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more PHL Variable Insurance Company’s separate accounts since 2015.

Boston, Massachusetts

April 17, 2025

Appendix

PHL Variable Accumulation Account

AB VPS Balanced Hedged Allocation Portfolio

Alger Capital Appreciation Portfolio

AMT Sustainable Equity Portfolio

CVT VP S&P MidCap 400 Index Portfolio (1)

DWS Equity 500 Index VIP

DWS Small Cap Index VIP

Federated Hermes Fund for U.S. Government Securities II

Federated Hermes Government Money Fund II

Federated Hermes High Income Bond Fund II

Fidelity® VIP Contrafund® Portfolio

Fidelity® VIP Growth Opportunities Portfolio

Fidelity® VIP Growth Portfolio

Fidelity® VIP Investment Grade Bond Portfolio

Franklin Income VIP Fund

Franklin Mutual Shares VIP Fund

FTVIP Franklin DynaTech Fund

Guggenheim VT Long Short Equity Fund

Invesco V.I. American Franchise Fund

Invesco V.I. Capital Appreciation Fund

Invesco V.I. Core Equity Fund

Invesco V.I. Equity and Income Fund

Invesco V.I. Global Fund

Invesco V.I. Main Street Mid Cap Fund®

Invesco V.I. Main Street Small Cap Fund®

Lazard Retirement US Small Cap Equity Select Portfolio (1)

Lord Abbett Series Fund Bond Debenture Portfolio

Lord Abbett Series Fund Growth and Income Portfolio

Lord Abbett Series Fund Mid Cap Stock Portfolio

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

Morningstar Balanced ETF Asset Allocation Portfolio

Morningstar Growth ETF Asset Allocation Portfolio

Morningstar Income and Growth ETF Asset Allocation Portfolio

Neuberger Berman AMT Mid Cap Growth Portfolio

PIMCO CommodityReal Return® Strategy Portfolio

PIMCO Real Return Portfolio

PIMCO Total Return Portfolio

Rydex VT Inverse Government Long Bond Strategy Fund

Rydex VT Nova Fund

Templeton Developing Markets VIP Fund

Templeton Foreign VIP Fund

Templeton Growth VIP Fund

TVST Touchstone Balanced Fund

TVST Touchstone Bond Fund

TVST Touchstone Common Stock Fund

TVST Touchstone Small Company Fund

Virtus Duff & Phelps Real Estate Securities Series

Virtus KAR Capital Growth Series

Virtus KAR Enhanced Core Equity Series

Virtus KAR Small-Cap Growth Series

Virtus KAR Small-Cap Value Series

Virtus Newfleet Multi-Sector Intermediate Bond Series

Virtus SGA International Growth Series

Virtus VIT Tactical Allocation Series (1)

Wanger Acorn

Wanger International

(1)	See Note 2 to the financial statements for the former name of the subaccount.

56